UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.   )

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◻	Soliciting Material under §240.14a-12

ADVANCED ENERGY INDUSTRIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Advanced Energy

2026

Notice of Annual Meeting and Proxy Statement

A Message from Our CEO

Dear Stockholders:

Please join us for Advanced Energy’s 2026 Annual Meeting of Stockholders at 8:00 a.m., Mountain Daylight Time, on Thursday, May 7, 2026, at the Elizabeth Hotel, located at 111 Chestnut Street, Fort Collins, Colorado 80524.

2025 was a highly successful year for Advanced Energy. We grew revenue by 21% to the second-highest level in company history. Driven by demand for artificial intelligence (AI), Data Center Computing revenue more than doubled for the year. Semiconductor revenue grew to the second highest level in company history. Industrial and Medical revenue bottomed in the first quarter, followed by three quarters of sequential growth as customer inventory conditions improved. We achieved solid profitability in 2025 and delivered record cash flow from operations.

During the year, we made substantial progress executing our strategic initiatives. We maintained a solid cadence of innovation, launching 26 new product platforms and numerous custom solutions. Customers confirmed that our advanced semiconductor technologies – eVoSTM, eVerestTM, and NavXTM – are enabling meaningful improvements in yield and throughput at the leading edge. In Data Center Computing, we secured design wins for volume production and are working closely with key customers to develop solutions to meet next-generation AI power requirements. In operations, we more than doubled total output at our Philippines and Mexico factories, enabling our strong growth. We made substantial progress building our new 500,000 square foot flagship factory in Thailand, which should provide more than $1 billion in incremental revenue generating capacity. Finally, we continue to optimize our manufacturing footprint, an important component of our gross margin expansion plan.

Looking forward, Advanced Energy seeks to extend its market leadership in precision power for differentiated high-end applications. In 2026, we see positive demand trends across our target markets and expect multiple new wins will ramp to production. Beyond this year, we believe that our diversification strategy, investments for growth, and focus on execution position us to capture upside and deliver strong financial results. We are confident in our ability to meet or exceed the long-term financial goals presented at our 2024 Analyst Day.

On behalf of our employees and Board of Directors, we thank you for your continued support.

Best regards,

/s/ Stephen D. Kelley

Stephen D. Kelley
President and Chief Executive Officer

March      , 2026

2025 ANNUAL
PROXY STATEMENT

PRELIMINARY NOTICE AND PROXY STATEMENT - SUBJECT TO COMPLETION

Notice of the Annual Meeting of Stockholders

To be held on May 7, 2026

8:00 a.m. Mountain Daylight Time

To Our Stockholders:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) of Advanced Energy Industries, Inc. (“Advanced Energy”). Please see below for meeting logistics and business matters to be addressed at the 2026 Annual Meeting.

Logistics	Item of Business		Board Recommendation

When Thursday, May 7, 2026, at 8:00 a.m. MDT Where The Elizabeth Hotel 111 Chestnut Street Fort Collins, CO 80524 Who Can Vote All holders of our common stock at the close of business on March 16, 2026
	1	Election of ten (10) directors;	FOR ALL NOMINEES

	2	Ratification of the appointment of Ernst & Young LLP as Advanced Energy’s independent registered public accounting firm for 2026;	FOR

	3	Advisory approval of Advanced Energy’s compensation of its named executive officers;	FOR

	4	Approval of an amendment to the Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 70,000,000 shares to 140,000,000 shares;	FOR

	5	Approval of the amendment and restatement of the Amended and Restated 2023 Omnibus Incentive Plan; and	FOR

	6	Any other matters of business properly brought before the 2026 Annual Meeting.

Each of matters 1 through 5 is described in detail in the proxy statement accompanying this Notice of the Annual Meeting of Stockholders, dated March , 2026.

Your vote is important.

All stockholders are cordially invited to attend the 2026 Annual Meeting in person. If you do not plan to attend the 2026 Annual Meeting and vote your shares of common stock in person, please authorize a proxy to vote your shares in one of the below ways. Any proxy may be revoked at any time prior to its exercise at the 2026 Annual Meeting.

Place your vote via internet at www.proxypush.com/AEIS		Call toll-free (if US or Canada) 1-866-390-9955	Mark, date, sign and mail your proxy card in the pre-paid envelope provided

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 7, 2026

This notice for the 2026 Annual Meeting, the proxy statement, the proxy card, and the 2025 Annual Report, which includes the Annual Report on Form 10-K for the year ended December 31, 2025, are available online at www.proxydocs.com/AEIS.

Denver, Colorado	By Order of the Board of Directors,
March , 2026	/s/ Elizabeth K. Vonne Elizabeth K. Vonne
Executive Vice President, General Counsel, and Corporate Secretary

iv

2026 ANNUAL
PROXY STATEMENT

Table of Contents

A Message from our CEO	iii
Notice of the Annual Meeting of Stockholders	iv
Table of Contents	1
Proxy Summary	2
Proposal No. 1 - Election of Directors	4
Director Compensation	15
Corporate Governance	17
Proposal No. 2 - Ratification of the Appointment of Ernst & Young LLP as Advanced Energy’s Independent Registered Public Accounting Firm for 2026	26
Proposal No. 3 - Advisory Approval of the Company’s Named Executive Officer Compensation	28
Security Ownership of Certain Beneficial Owners and Management	30
Executive Compensation	32
Compensation Discussion and Analysis	32
Compensation Risk Assessment	46
Compensation Committee Report	46
Equity Compensation Plan Information	47
Management	48
Summary Compensation Table for 2025	50
2025 Grants of Plan-Based Awards	51
2025 Outstanding Equity Awards at Fiscal Year-End	52
2025 Option Exercises and Stock Vested	53
Pension Benefits	53
Non-Qualified Deferred Compensation	54
Potential Payments upon Termination or Change in Control	55
Pay versus Performance	57
CEO Pay Ratio	62
Certain Relationships and Related Transactions	63
Proposal No. 4 - Approval of an Amendment to the Amended and Restated Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock	64
Proposal No. 5 - Approval of the Amendment and Restatement of the Amended and Restated 2023 Omnibus Incentive Plan	66
Conduct and Communications	78
Proposals of Stockholders	78
Form 10-K	79
General Meeting Matters	79
Appendix A - Reconciliation of Non-GAAP Measures	A-1
Appendix B - Proposed Amendment to Advanced Energy’s Amended and Restated Certificate of Incorporation	B-1
Appendix C – Proposed Second Amended and Restated 2023 Omnibus Incentive Plan	C-1

1

2026 ANNUAL
PROXY STATEMENT

Proxy Summary

The Board of Directors of Advanced Energy Industries, Inc. (“Advanced Energy” or the “Company”) requests your proxy in connection with the annual meeting of stockholders to be held on May 7, 2026 (the “2026 Annual Meeting”). This proxy statement and the accompanying proxy card and materials are first being sent to stockholders of Advanced Energy or made available electronically on or about March      , 2026.

This summary highlights key information presented elsewhere in this year’s proxy statement.  This section does not contain all the information that you should consider, and you should read the entire proxy statement before voting.

Our Meeting Agenda

PROPOSAL		REFERENCE	BOARD RECOMMENDATION	EFFECT OF BROKER NON-VOTES AND ABSTENTIONS	VOTES REQUIRED FOR APPROVAL
1	Election of ten (10) directors	Page 4	FOR ALL NOMINEES	No effect	Plurality of votes of shares present at the 2026 Annual Meeting (by proxy or in person), subject to the resignation policy described on page 13
2	Ratification of the appointment of Ernst & Young LLP as Advanced Energy’s independent registered public accounting firm for 2026	Page 26	FOR	No effect	Majority of shares present at the 2026 Annual Meeting (by proxy or in person), excluding broker non-votes and abstentions
3	Advisory approval of the compensation of our named executive officers	Page 28	FOR	No effect	Majority of shares present at the 2026 Annual Meeting (by proxy or in person), excluding broker non-votes and abstentions
4	Approval of an amendment to the Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 70,000,000 shares to 140,000,000 shares	Page 64	FOR	No effect	Majority of votes cast on the proposal
5	Approval of amendment and restatement of the Amended and Restated 2023 Omnibus Incentive Plan	Page 66	FOR	No effect	Majority of shares present at the 2026 Annual Meeting (by proxy or in person), excluding broker non-votes and abstentions

We do not know of any other matters to be submitted to stockholders at the 2026 Annual Meeting. If any other matters properly come before the 2026 Annual Meeting, the proxy holders intend to vote the shares they represent on such matters as the Board of Directors may recommend. The proposed corporate actions on which the stockholders are being asked to vote at the 2026 Annual Meeting are not corporate actions for which stockholders of a Delaware corporation have the right to exercise appraisal rights under the Delaware General Corporation Law.

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2026 ANNUAL
PROXY STATEMENT

About Advanced Energy

Advanced Energy is a global leader in the design and manufacture of highly engineered, precision power conversion, measurement, and control solutions for mission-critical applications and processes. Advanced Energy’s power solutions enable customer innovation in complex applications for a wide range of industries, including semiconductor equipment, industrial production, medical and life sciences, data center computing, networking, and telecommunications.

Our Mission	Our Vision	Our Strategy
Enable customer innovation by delivering highly engineered, applications-critical, precision power & control solutions.	Drive sustainable growth as the recognized world leader & trusted partner in precision power technology and applications.	Grow by delivering proprietary products with differentiated performance & delivered value that enable our customers’ success in rewarding markets.

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2026 ANNUAL
PROXY STATEMENT

Proposal No. 1 - Election of Directors

What am I voting on and how should I vote?

You are being asked to elect ten (10) directors at the 2026 Annual Meeting. Each of the directors elected at the 2026 Annual Meeting will commence their term at the end of the 2026 Annual Meeting until the next annual meeting of the Company’s stockholders, until a successor has been elected and qualified, or until such director’s earlier resignation or removal.

We believe that each of the nominees is sufficiently qualified to lead the Company in the best interest of stockholders.

The Board of Directors therefore recommends you vote “FOR” each of the nominees set forth below.

A board of ten (10) directors is to be submitted for election at the 2026 Annual Meeting. The Board of Directors has nominated for reelection the persons listed in the Overview of Nominees for Election to the Board on the following page. Each of the nominees is currently a director of Advanced Energy and was recommended for reelection by our Nominating, Governance & Sustainability Committee. In the event that any nominee is unable or declines to serve as a director at the time of the 2026 Annual Meeting, the proxy holders will vote in favor of a nominee designated by the Board of Directors, on recommendation by the Nominating, Governance & Sustainability Committee, to fill the vacancy. We are not aware of any nominee who will be unable or who will decline to serve as a director. The term of office of each person elected as a director at the 2026 Annual Meeting will continue from the end of the 2026 Annual Meeting until the next annual meeting of the Company’s stockholders, until a successor has been elected and qualified, or until such director’s earlier resignation or removal.

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2026 ANNUAL
PROXY STATEMENT

Overview of Nominees for Election to the Board

The director nominees presented below represent a broad group of experienced business leaders. The table provides a summary of our nominees’ background and responsibilities as of March      , 2026.

			Committee Memberships
Name and Principal Occupation	Age	Director Since	Audit and Finance	Nominating, Governance & Sustainability	Compensation
GRANT H. BEARD (Chairman) Advisor and Limited Partner of Blue Point Capital, a private equity firm	65	2014
FREDERICK A. BALL Operating Partner at Lightspeed Venture Partners, a multi-stage venture capital firm	63	2008			C
ANNE T. DELSANTO Limited Partner at Operator Collective and Stage 2 Capital	62	2020		M	M
TINA M. DONIKOWSKI Former Vice President, Global Locomotive Business at General Electric Company	66	2018		C	M
RONALD C. FOSTER Former Chief Financial Officer of Micron Technology, Inc.	75	2014	C*
STEPHEN D. KELLEY President, CEO, and Director of Advanced Energy	63	2021
LANESHA T. MINNIX Executive Vice President and General Counsel of Becton, Dickinson and Company	50	2020	M	M
DAVID W. REED Former CEO of Vendanta Resources Ltd.’s semiconductor group	67	2022	M*
JOHN A. ROUSH Chief Executive Officer and Director of Pine Environmental, LLC	61	2016		M	M
BRIAN M. SHIRLEY Former Senior Vice President DRAM and Emerging Memory Engineering of Micron Technology, Inc.	56	2022	M*
			* Indicates audit committee financial expert

Board Nominee Highlights

Independence	Tenure	Diversity (Self-identified)

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2026 ANNUAL
PROXY STATEMENT

Nominees

Grant H. Beard (Chairman)
Independent Director	Age: 65	Director Since: 2014
Business Experience:

Grant H. Beard currently serves as Advisor and Limited Partner of Blue Point Capital, a private equity firm, as Operating Partner of Center Rock Capital, a global alternative investment firm, and as Advisor and Limited Partner of Covington Capital. Mr. Beard previously served as Senior Executive Operating Partner for Blue Point Capital from 2017 to 2025 and from 2009 to 2014, and as Chairman and Chief Executive Officer of Wynnchurch Industries, LLC, a diversified holding company investing in engineered product businesses, from January 2016 to June 2017. Mr. Beard also served as a Senior Advisor to Wynnchurch Capital Ltd. Prior to joining Wynnchurch, Mr. Beard served as the Chairman and Chief Executive Officer of Wolverine Advanced Materials LLC, a Wynnchurch company, from July 2012 until October 2015. Mr. Beard served as President and Chief Executive Officer of Constar International, Inc. (formerly Nasdaq: CNST) from 2010 to 2012, where he led the financial and operational restructuring of Constar’s global packaging business that was later sold to Plastipak Corporation. Prior to that, Mr. Beard served as President & CEO of TriMas Corporation, Chairman & CEO of Health Media, and Global Group President of Fluid Management Products at Dana/Echlin Corporation. Mr. Beard also has experience at two private equity/merchant banking groups, Anderson Group and Oxford Investment Group, where he was actively involved in corporate development, strategy and operations management. Mr. Beard has served, and currently serves on other private company boards, including AIR Automation and Gage.

Key Skills and Qualifications:
● Senior Leadership Experience ● Financial Expertise	● Public Board Experience ● Global Expertise	● Industry Experience

Mr. Beard brings to the Board significant senior management and public board experience, together with global expertise in industrial and related markets and in the private equity/merchant banking industry, as well as experience in strategy, operations, and M&A transactions.

Frederick A. Ball
Independent Director	Age: 63	Director Since: 2008
Committees: Compensation (Chair)
Business Experience:

Frederick A. Ball is currently an Operating Partner at Lightspeed Venture Partners, a multi-stage venture capital firm. He previously served as Executive Vice President and Chief Administrative Officer of Marketo Inc. (formerly Nasdaq: MKTO), a leading provider of a cloud-based marketing platform, from February 2016 through August 2016. Prior to that, Mr. Ball was Marketo’s Senior Vice President and Chief Financial Officer from May 2011 to February 2016. Prior to joining Marketo, Mr. Ball was the Chief Financial Officer for several private and public technology companies, including Webroot Software, BigBand Networks, Inc., and Borland Software Corporation (formerly Nasdaq: BORL). Mr. Ball also served as Vice President, Mergers and Acquisitions for KLA-Tencor Corporation (now KLA Corp., Nasdaq: KLAC), a manufacturer of semiconductor equipment, and prior to that as its Vice President of Finance. Mr. Ball was with PricewaterhouseCoopers LLC for over 10 years. Mr. Ball previously served as a director of Electro Scientific Industries, Inc. (formerly Nasdaq: ESIO), Sendgrid, Inc. (formerly NYSE: SEND), and FirstMark Horizon Acquisition Corporation (formerly NYSE: FMAC). Mr. Ball has served and currently serves on other private company boards, including Alchemer, Axonius, Contentful, Intenseye, and Webgility.

Key Skills and Qualifications:
● Senior Leadership Experience ● Financial Expertise	● Public Board Experience ● Global Expertise	● Industry Experience

Mr. Ball brings to the Board significant experience in senior management, operations, finance, and auditing, having served as the Chief Financial Officer of a leading provider of cloud-based marketing software, as well as experience in strategy and executive compensation.

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2026 ANNUAL
PROXY STATEMENT

Anne T. DelSanto
Independent Director	Age: 62	Director Since: 2020
Committees: Compensation and Nominating, Governance & Sustainability
Business Experience:

Anne T. DelSanto currently serves as a Limited Partner at Operator Collective and Stage 2 Capital, both venture capital funds that invest in early-stage companies supporting entrepreneurial efforts aimed at next generation technology and software. From February 2018 to April 2019, Ms. DelSanto served as the Executive Vice President and General Manager of Platform at Salesforce, Inc. (NYSE: CRM), a customer relationship management company, following six years of other senior leadership roles at the company. Prior to Salesforce, Ms. DelSanto served as Group Vice President of Sales Engineering at Oracle Corp. (NYSE: ORCL), an information technology and services company. She began her career as an Account Systems Engineer with International Business Machines Corporation (NYSE: IBM), where she spent several years building solutions for the health care market. Ms. DelSanto previously served on the board of Juniper Networks, Inc. (NYSE: JNPR) from March 2019 until July 2025 and she currently serves on the boards of private companies Axonius, Hubbl Technologies, and StackAdapt. Ms. DelSanto graduated with a degree in mathematics from St. John’s University and earned a Master of Science in administrative studies from Boston College.

Key Skills and Qualifications:
● Senior Leadership Experience ● Public Board Experience ● Global Expertise	● Technical Expertise ● Financial Expertise

Ms. DelSanto brings to the Board significant experience as a veteran technology executive with more than three decades driving organizations towards exponential growth and provides valuable insight relative to the Company’s growth strategies in data center computing and telecom networking markets.

Tina M. Donikowski
Independent Director	Age: 66	Director Since: 2018
Committees: Compensation and Nominating, Governance & Sustainability (Chair)
Business Experience:

Tina M. Donikowski retired from General Electric Company (NYSE: GE), a diversified industrial company, in October 2015 after 38 years with the company. Ms. Donikowski served in a number of senior positions during her career at General Electric Company, including most recently as Vice President, Global Locomotive Business, GE Transportation, from January 2013 until her retirement. Ms. Donikowski currently serves on the board of directors of TopBuild Corp. (NYSE: BLD), a leading installer and distributor of insulation and building material products to the U.S. construction industry based in Florida, and Eriez Magnetics, a privately held manufacturer and designer of magnetic, vibratory, and metal detection applications based in Pennsylvania. Ms. Donikowski previously served as a board member of Atlas Copco AB (Stockholm: ATCO), a world-leading provider of sustainable productivity solutions based in Sweden, and CIRCOR International (formerly NYSE: CIR), a leading provider of flow control solutions and other highly engineered products and subsystems used in energy, aerospace and industrial markets. Ms. Donikowski holds a Bachelor of Science degree in Industrial Engineering, as well as an Honorary Doctorate, from Gannon University.

Key Skills and Qualifications:
● Senior Leadership Experience ● Public Board Experience ● Global Expertise	● Technical Expertise ● Financial Expertise

Ms. Donikowski brings to the Board broad senior management, operations, and global experience having served for 38 years in various leadership positions at General Electric Company. Her experience provides the Board with valuable input on strategic, operational, market, and product strategies.

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2026 ANNUAL
PROXY STATEMENT

Ronald C. Foster
Independent Director	Age: 75	Director Since: 2014
Committees: Audit and Finance (Chair)
Business Experience:

Ronald C. Foster previously served as Chief Financial Officer and Vice President of Finance of Micron Technology, Inc. (Nasdaq: MU), a global corporation that produces various forms of semiconductor devices, from April 2008 to March 2015. Mr. Foster was appointed to that position in 2008 after serving as a member of Micron’s Board of Directors from June 2004 to April 2005. Before joining Micron, Mr. Foster was the Chief Financial Officer and Senior Vice President of FormFactor, Inc. (Nasdaq: FORM), a semiconductor wafer test equipment company. Prior to joining FormFactor, Mr. Foster served as the Chief Financial Officer for JDS Uniphase, Inc. and Novell, Inc., and served in various financial and operational roles at Applied Materials, Inc. (Nasdaq: AMAT), and Hewlett Packard Company (NYSE: HPE). He previously served as a board member of Everspin Technologies, Inc. (Nasdaq: MRAM), Inotera Memories Inc., a public company on the Taiwan stock exchange, LUXIM Corporation and Aptina Company.

Key Skills and Qualifications:
● Senior Leadership Experience ● Financial Expertise ● Industry Experience	● Public Board Experience ● Global Expertise

Mr. Foster brings to the Board significant senior management experience in the semiconductor and high-tech industries as well as significant experience in financial management, accounting, and finance issues, having served as Chief Financial Officer for various companies.

Stephen D. Kelley
Age: 63	Director Since: 2021

Business Experience:

Stephen D. Kelley currently serves as President & Chief Executive Officer of Advanced Energy, and as a member of our Board of Directors since March 2021. Mr. Kelley served as President & CEO and a board member of Amkor Technology, Inc. (Nasdaq: AMKR), a leading semiconductor package and test company, from May 2013 to June 2020. Prior to joining Amkor, Mr. Kelley served as Senior Advisor to Advanced Technology Investment Company, the Abu Dhabi-sponsored investment company that owns GlobalFoundries, until December 2012. Mr. Kelley served as Executive Vice President and Chief Operating Officer of Cree, Inc. (now Wolfspeed, Inc., NYSE: WOLF) from 2008 to 2011. Previously, Mr. Kelley held executive leadership roles of various businesses at companies including Texas Instruments, Philips Semiconductors, National Semiconductor, and Motorola. Since January 2023, Mr. Kelley has served on the board of directors of ONTO Innovation Inc. (NYSE: ONTO), a leader in the process control for the semiconductor and related industries. Mr. Kelley holds an SB ChE from the Massachusetts Institute of Technology and a JD from Santa Clara University.

Key Skills and Qualifications:
● Senior Leadership Experience ● Public Board Experience ● Industry and Technical Expertise	● Global Operations Expertise ● Financial Expertise

Mr. Kelley brings more than 30 years of significant senior management experience in the global semiconductor and electronics industry, as well as broad management experience in strategic planning, business development, technology, manufacturing, and operations.

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2026 ANNUAL
PROXY STATEMENT

Lanesha T. Minnix
Independent Director	Age: 50	Director Since: 2020
Committees: Audit and Finance and Nominating, Governance & Sustainability
Business Experience:

Lanesha T. Minnix is Executive Vice President and General Counsel of Becton, Dickinson and Company (NYSE: BDX), a medical technology company, effective March 16, 2026. She previously served as Executive Vice President and Global Chief Legal Officer at Walgreens Boots Alliance, Inc. (Nasdaq: WBA), an integrated healthcare, pharmacy and retail company, from April 2024 to January 2026, where she was responsible for all legal, compliance, regulatory, and corporate security matters for the company. Prior to joining Walgreens, she served as Executive Vice President, General Counsel, and Corporate Secretary for Ecolab Inc. (NYSE: ECL), a global leader in water, hygiene, and infection prevention solutions that protect people, planet, and business health, from June 2022 to April 2024, and as Senior Vice President, Chief Legal Officer and Corporate Secretary of Flowserve Corporation (NYSE: FLS), a manufacturer of products for a range of industries, including oil and gas, power, chemical, water, pharmaceuticals, and food processing, from June 2018 to June 2022. She also previously served as Senior Vice President and General Counsel for BMC Stock Holdings, Inc., a leading provider of diversified building products and services, from June 2017 until June 2018. Earlier in her career, Ms. Minnix held roles with increasing responsibility at ABM Industries, Shell Oil Company, and Sprint Corporation. Ms. Minnix began her career as a Corporate Associate at the law firm of K&L Gates LLP. Ms. Minnix holds a juris doctor and an MBA from the University of Tulsa, and a bachelor’s degree in Marketing from St. Louis University.

Key Skills and Qualifications:
● Senior Leadership Experience ● Industry Expertise	● Global Operations Expertise

Ms. Minnix brings to the Board leadership and public company experience and has broad exposure to advanced industrial markets for a range of applications. Her legal and business skills add significant value to the Board.

David W. Reed
Independent Director	Age: 67	Director Since: 2022
Committees: Audit and Finance
Business Experience:

David W. Reed served as the Chief Executive Officer of Vendanta Resources Ltd.’s semiconductor group from February 2023 to his retirement in March 2024. Prior to that, Mr. Reed retired from NXP Semiconductors N.V. (Nasdaq: NXPI), where he principally served as Executive Vice President – Operations. NXP is a world leader in secure connectivity solutions, and Mr. Reed was responsible for NXP’s internal and external manufacturing operations, supply chain, information technology, total quality, and procurement. Mr. Reed joined NXP in 2015, having served as General Manager at Freescale Semiconductor, Ltd. until its merger with NXP. Mr. Reed has 37 years of extensive international experience with global execution of water fab, assembly/test, packaging, R&D, foundries, and joint ventures for analog, automotive, logic, and wireless customers.  Mr. Reed joined Freescale Semiconductor in 2012 as Senior Vice President, Manufacturing Operations. Previously, Mr. Reed was Vice President and General Manager at GLOBALFOUNDRIES and began his career at Texas Instruments in 1984, where he held multiple overseas and leadership assignments. Mr. Reed has served on several private boards, including SSMC Foundry, a joint venture between NXP and TSMC, as its chairman.  Mr. Reed received an undergraduate degree from Austin College, an undergraduate degree in Chemical Engineering from Texas A&M University, and an MBA from the University of Dallas.

Key Skills and Qualifications:
● Senior Leadership Experience ● International Experience	● Global Operations Expertise ● Industry and Technical Expertise

Mr. Reed brings to the Board significant senior management, operations and international leadership experience in the semiconductor capital equipment and manufacturing industry, particularly in the areas of global operations and supply chain management.

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2026 ANNUAL
PROXY STATEMENT

John A. Roush
Independent Director	Age: 61	Director Since: 2016
Committees: Compensation and Nominating, Governance & Sustainability
Business Experience:

John A. Roush currently serves as Chief Executive Officer and a member of the board of directors Pine Environmental, LLC, a provider of test equipment solutions for the environmental and non-destructive test markets. Prior to joining Pine Environmental in May 2024, Mr. Roush was an Operating Executive Advisor to ACON Investments, LLC, a private equity firm, from January 2018 to May 2024, where he also served on the boards of several portfolio companies. Mr. Roush also serves as a director and member of the audit and compensation committees of Lemaitre Vascular, Inc. (Nasdaq: LMAT), a global provider of medical devices and implants for the treatment of peripheral vascular disease, and as a director of Targan, Inc. (formerly Applied Life Sciences & Systems), a privately held company that is developing automated vaccine delivery technology for the poultry industry. Mr. Roush previously served as Chief Financial Officer and Chairman of ACON S2 Acquisition Corp., a special purpose acquisition company (now ESS Tech, Inc., NYSE: GWH) from September 2020 to October 2021. He also previously served as Chief Executive Officer and a director of Novanta Inc. (Nasdaq: NOVT, formerly GSI Group Inc.), a leading global supplier of precision photonic components and subsystems to original equipment manufacturers in the medical and industrial technology markets, from December 2010 to September 2016. Mr. Roush joined Novanta after a twelve-year career with PerkinElmer, Inc., a provider of technology and services to the diagnostics, research, environmental, safety and security, industrial, and laboratory services markets, where he was a corporate officer and served in several leadership positions. Prior to joining PerkinElmer, Mr. Roush held management positions with Outboard Marine Corporation, AlliedSignal, Inc., (now Honeywell International), McKinsey & Company Inc., and General Electric Company (NYSE: GE).

Key Skills and Qualifications:
● Senior Leadership Experience ● Public Board Experience ● Technical Expertise	● Global Operations Expertise ● Financial Expertise

Mr. Roush brings to the Board significant senior management level experience and leadership in the medical and advanced industrial markets and applications, as well as significant public board experience and experience in private equity.

Brian M. Shirley
Independent Director	Age: 56	Director Since: 2022
Committees: Audit and Finance
Business Experience:

Brian M. Shirley retired from Micron Technology, Inc. (Nasdaq: MU), a global corporation that produces various forms of semiconductor devices, as Senior Vice President DRAM and Emerging Memory Engineering in December 2019. He joined Micron as a Product Engineer in 1988, and held positions of increasing responsibility across product design, engineering, and business unit management. Mr. Shirley is listed as an inventor on 82 U.S. patents and helped drive Micron’s expansion into specialized memory for servers, mobile and networking solutions, in addition to maintaining a focus on cost leadership and power reduction. After retirement from Micron, Mr. Shirley consults for various U.S. government departments through CTC Aero, LLC, a consulting firm, advising on the semiconductor geopolitical landscape, supply chain resilience, and national security. He also serves on the Board of Regents of the Potomac Institute and as an executive advisor to multiple early-stage companies. Mr. Shirley holds a Bachelor of Science degree in electrical engineering from Stanford University.

Key Skills and Qualifications:
● Senior Leadership Experience ● Industry and Technical Expertise	● Global Operations Expertise ● Financial Expertise

Mr. Shirley brings to the Board significant experience as a veteran technology executive with more than three decades of experience in semiconductor product technologies, including as an inventor on 82 U.S. patents, and an extensive track record of advancing innovation and growth.

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2026 ANNUAL
PROXY STATEMENT

Director Qualifications

The Board respects its responsibility to provide oversight, counseling, and direction to the management of the Company in the interest and for the benefit of the stockholders. Accordingly, it seeks to be composed of directors with diverse skills, experience, qualifications, and characteristics. It is critical that directors understand the markets in which the Company operates, specifically the Semiconductor Equipment, Data Center Computing, Industrial and Medical, and Telecom and Networking markets. It is equally important that, collectively, the directors have experience in each of the primary aspects of our business, including engineering, research and development, finance and audit, product strategy and development, customer relations, supply chain management, and sales and marketing. The following are certain qualifications, experience, and skills for Board members that are important to the Company’s business and its future:

Directors who have served in senior leadership positions are important to the Company, as they bring experience and perspective in analyzing, shaping, and overseeing the execution of important operational and policy issues at a senior level. This experience is particularly valuable when developed in organizations that operated at a global scale, faced significant competition, and navigated rapidly evolving technology-driven markets.

Senior Leadership and Strategic Execution

Directors who have served on other public company boards can offer advice and insights with regard to the dynamics and operation of a board of directors, the relations of a board to the chief executive officer and other management personnel, the importance of particular agenda and oversight matters, and oversight of a changing mix of strategic, operational, and compliance-related matters.

Public Board Experience

Because the Company is a global leader in innovative power solutions for the Semiconductor, Data Center Computing, Industrial and Medical, and Telecom and Networking markets, experience in relevant technology and markets is useful in understanding the Company’s research and development efforts, competing technologies, the various products and processes the Company develops, the manufacturing and assembly-and-test operations, and the market segments in which the Company competes.

Industry and Technical Expertise

Because the Company is a global organization with research and development, manufacturing, assembly and test facilities, and sales in many countries, directors with global expertise can provide a useful business and cultural perspective regarding many significant aspects of our business.

Global Expertise

Knowledge of financial markets, financing and funding operations, and accounting and financial reporting processes is important because it assists the directors in understanding, advising, and overseeing the Company’s capital structure, financing and investing activities, mergers and acquisitions, financial reporting, and internal control of such activities.

Financial Expertise

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The following matrix summarizes certain qualifications and skills discussed above that were considered by the Nominating, Governance & Sustainability Committee and the Board in nominating the director candidates for election to the Board. The fact that a particular qualification, skill, or expertise is not listed below does not mean that the nominee does not possess it or that the Nominating, Governance & Sustainability Committee and the Board did not evaluate it.

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Independence

The Board of Directors has determined that each of the nominees, other than Stephen D. Kelley (i.e., Grant H. Beard, Frederick A. Ball, Anne T. DelSanto, Tina M. Donikowski, Ronald C. Foster, Lanesha T. Minnix, David W. Reed, John A. Roush and Brian M. Shirley), is an “independent director” within the meaning of the Nasdaq Stock Market Rules. Under these rules, to be considered independent, the Board must affirmatively determine, among other things, that neither the director nor any immediate family member of the director has had any direct or indirect material relationship with the Company within the last three years that would impair their independence. The Board of Directors has made an affirmative determination that none of the independent directors has had any relationship with Advanced Energy or with another director that would interfere with the exercise of independent judgement in carrying out the responsibilities of a director. The independent directors, if all of them are elected at the 2026 Annual Meeting, will constitute a majority of the Board of Directors. There is no family relationship amongst any of the directors and executive officers of the Company. The Company’s executive officers serve at the discretion of the Board.

Involvement in Certain Legal Proceedings

During the past ten years, none of the persons currently serving as executive officers and/or directors of the Company has been the subject matter of any of the following legal proceedings that are required to be disclosed pursuant to Item 401(f) of Regulation S-K, including: (a) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (b) any criminal convictions; (c) any order, judgment, or decree permanently or temporarily enjoining, barring, suspending or otherwise limiting their involvement in any type of business, securities or banking activities; (d) any finding by a court, the Securities and Exchange Commission (the “SEC”) or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud; or (e) any sanction or order of any self-regulatory organization or registered entity or equivalent exchange, association or entity. Nor are any such legal proceedings believed to be contemplated by governmental authorities against any director or executive officer. Further, no executive officers, directors, beneficial owners of more than five percent of the Company’s stock, or any other actor mentioned in Item 103(c)(2) of Regulation S-K is a party adverse to the Company in a material proceeding or has a material interest adverse to the Company.

Required Vote

Our Board has adopted a director resignation policy (the “Resignation Policy”), which is included in the Company’s Board Governance Guidelines. The Resignation Policy applies to uncontested elections of directors, in other words, an election of directors where the number of nominees for election does not exceed the number of directors to be elected. A copy of the Resignation Policy is available on the Company’s website at www.advancedenergy.com/en-us/about/leadership within the Company’s Board Governance Guidelines. Under the Resignation Policy, any nominee for director in an uncontested election who does not receive a majority vote “FOR” that director’s election to the Board relative to the number of votes cast with respect to that director’s election (excluding broker non-votes, abstentions, and failures to vote with respect to that director’s election) will promptly tender a written offer of resignation to the Board. The Resignation Policy provides that the Nominating, Governance & Sustainability Committee of the Board will promptly consider the director’s offer of resignation and make a recommendation to the Board. Pursuant to the Resignation Policy, the Board would then act on that recommendation within 90 days of receipt. When deciding what action to recommend or take regarding the director’s resignation, the Resignation Policy permits each of the Nominating, Governance & Sustainability Committee and the Board to consider any factors they deem relevant, including the best interests of the Company and its stockholders.

Under Delaware law, a nominee who receives a plurality of the votes cast at the 2026 Annual Meeting will be elected as a director (subject to the Resignation Policy described above). The “plurality” standard means the

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nominees who receive the largest number of “FOR” votes cast are elected as directors of the Company. Thus, the number of shares not voted for the election of a nominee (and the number of “withhold” votes cast with respect to that nominee) will not affect the determination of whether that nominee has received the necessary votes for election under Delaware law. However, the number of “withhold” votes with respect to a nominee will affect whether or not the Resignation Policy will apply to that individual. If any nominee is unable or declines to serve, proxies will be voted for the balance of those named and for such person as shall be designated by the Board, on recommendation by the Nominating, Governance & Sustainability Committee, to replace any such nominee. However, the Board does not anticipate that this will occur.

Stockholders do not have the right to cumulate their votes for the election of directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” each of the ten (10) nominees. Votes withheld from a nominee will be counted for purposes of determining whether a quorum is present but will not be counted as an affirmative vote for such nominee.

The Board of Directors recommends a vote “FOR” the election of each of the nominees named above.

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Director Compensation

The compensation policy for non-employee directors for the fiscal year ended December 31, 2025, was as follows:

Compensation Elements for Non-Employee Directors
Compensation Element	2025 Compensation Program
Annual Board Cash Retainer	● $65,000 annual cash retainer paid in equal quarterly installments to each Board member. (1)
● $65,000 additional annual cash retainer for the Chairman of the Board, paid in equal quarterly installments.
Annual Board Equity Retainer
●
Restricted stock units with an approximate value of $210,000 granted to each non-employee director on the date of his or her re-election at the annual meeting of stockholders held on April 24, 2025 (the “2025 Annual Meeting”); each annual grant will vest one year from the date of grant.(1)
●
Additional restricted stock units with an approximate value of $65,000 granted annually to the Chairman of the Board on the date of his or her reelection at the 2025 Annual Meeting; each annual grant will vest one year from the date of grant.
●
The Board may (but is not required to) grant restricted stock units to a new non-employee director upon initial election or appointment to the Board.

Annual Chair Cash Fees
●
$30,000 annual cash retainer fee for the Audit and Finance Committee Chair.
●
$25,000 annual cash retainer fee for the Compensation Committee Chair.
●
$15,000 annual cash retainer fee for the Nominating, Governance & Sustainability Committee Chair.

Annual Committee Member Retainer
●
$13,000 annual cash retainer fee for Audit and Finance Committee members.
●
$10,000 annual cash retainer fee for Compensation Committee members.
●
$6,000 annual cash retainer fee for Nominating, Governance & Sustainability Committee members.(1)

(1) The Board approved in April 2025 an increase of $5,000 to the annual cash retainer for each Board member from $60,000 to $65,000, an increase of $10,000 to the value of the annual equity retainer for each Board member from $200,000 to $210,000, and an increase of $1,000 to the annual cash retainer for members of the Nominating, Governance & Sustainability Committee from $5,000 to $6,000.

In 2024, our Board of Directors adopted Stock Ownership Guidelines that encourage non-employee directors to own an amount of stock of the Company with a value equal to at least five times the annual retainer for Board service (exclusive of any compensation for committee service, meeting fees, leadership roles, etc.), based in each case, on the volume weighted average closing price of the Company’s stock for the thirty days ended immediately prior to March 31 of the applicable year (or another determination date of the Compensation Committee’s choosing) and subject to the terms in the Stock Ownership Guidelines. The Stock Ownership Guidelines provide for a phase-in period over five years for each member to achieve the suggested ownership

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level. All non-employee members of the Board either currently conform to the Stock Ownership Guidelines or are on track to meet the ownership goal within the five-year time frame.

The Compensation Committee continually reviews and monitors non-employee director compensation, uses market data for comparisons to peer programs, and works with the Company’s independent compensation consultant, Compensia, Inc., to ensure the program remains appropriate.

The following table details director compensation for 2025.

2025 Director Compensation

	Fee Earned or
	Paid in Cash	Stock Awards		Total
Name	($)	($) (1)		($)
Grant H. Beard	127,500	354,570	(2)	482,070
Frederick A. Ball	87,500	257,414		344,914
Anne T. DelSanto	78,000	257,414		335,414
Tina M. Donikowski	87,500	257,414		344,914
Ronald C. Foster	92,500	257,414		349,914
Lanesha T. Minnix	81,000	257,414		338,414
David W. Reed	75,500	257,414		332,914
John A. Roush	78,000	257,414		335,414
Brian M. Shirley	75,500	257,414		332,914
Stephen D. Kelley	—	—		—
(1)	On May 2, 2025, Messrs. Beard, Ball, Foster, Reed, Roush, and Shirley and Mses. Donikowski, DelSanto and Minnix were each granted 2,313 restricted stock units (“RSUs”) for their service on the Board. On May 2, 2025, Mr. Beard was granted an additional 716 RSUs for his service as Chairman of the Board. All the aforementioned RSUs granted on May 2, 2025 vest on May 2, 2026, and were the only outstanding unvested equity awards held by these directors as of December 31, 2025. The Company’s closing stock price on May 2, 2025 was $111.29.
(2)	Mr. Beard’s total also includes 157 RSUs granted to Mr. Beard on May 2, 2025 to true-up Mr. Beard’s May 2024 grant for services as Chairman of the Board. In April 2024, the Compensation Committee approved an increase in the annual equity grant for the Chairman of the Board from $50,000 to $65,000, effective with the May 2024 grants to the Board; however, Mr. Beard only received $50,000 of RSUs. The true-up grant vested on May 3, 2025, the same vesting date as the May 2024 grants to the Board.

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Corporate Governance

Our Governance Best Practices

WHAT WE DO	WHAT WE DO NOT DO

✔ We specify in our Board Governance Guidelines that the Chairman of the Board and CEO positions must be held by separate persons in order to ensure effective management oversight.

✔ We aim to have a substantial portion of executive compensation be performance-based.

✔ We maintain a highly independent and diverse Board of Directors.

✔ We maintain robust stock ownership guidelines for directors and executives.

✔ We have annual elections of directors.

✔ We conduct annual Board, committee, and director evaluations.

✔ We have regular executive sessions of independent directors.

Ñ We do not have any interlocking relationships among our directors.

Ñ We do not have excise tax gross-up arrangements with any of our executive officers.

Ñ We do not guarantee incentive awards.

Ñ We do not permit hedging or pledging of company stock.

Ñ We do not provide significant perquisites or separate pension programs to our executive officers.

Ñ We do not have a poison pill.

do

Board Governance Structure

The Board Governance Guidelines set forth the Board’s policy that the positions of Chairman of the Board and Chief Executive Officer should be held by separate persons to aid in the Board’s oversight of management. The Board Governance Guidelines are available on our website at www.advancedenergy.com/en-us/about/leadership.

The Company believes this Board leadership structure is most appropriate for the Company because it provides the Board with increased independence. Additionally, we separate the roles of Chairman of the Board and Chief Executive Officer in recognition of the differences between the two roles as they are presently defined. The principal responsibility of the Chief Executive Officer is to manage the business of the Company, whereas the principal responsibilities of the Chairman of the Board are to manage the operations of the Board of Directors and its committees and provide oversight and counsel to the Chief Executive Officer on behalf of the Board.

Risk Oversight

Senior management manages material risks and reviews such risks with the Chief Executive Officer, and if warranted, the Board. As part of its general oversight role, the Board reviews business reports from management that routinely outline operational risks that may exist from time to time. In addition, for risks related more specifically to the financial operations of the Company, such as credit risk, liquidity risk, and cybersecurity, the Audit and Finance Committee examines reports from management and reviews such risks in light of the Company’s business operations.

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Attendance and Meetings

In 2025, the Board of Directors held eight meetings, and the independent directors of the Board held four executive sessions. Each of the directors attended above 75% of the aggregate number of meetings of the Board of Directors (held during the period for which he or she was a director) and the committees that he or she served on (during the period for which he or she was a committee member).

Members of the Board of Directors are welcomed and encouraged, but not required, to attend the 2026 Annual Meeting. The Company’s 2025 Annual Meeting was attended in person or by telephone by all of the nominees and then-members of the Board of Directors.

Board Committees

To support effective corporate governance, our Board of Directors delegates certain responsibilities to its committees, who report on their activities to the Board. These committees act pursuant to written charters adopted by the Board and have the authority to engage legal counsel or other advisors or consultants as they deem appropriate to carry out their responsibilities.

The Board’s standing committees consist of the Audit and Finance Committee, the Nominating, Governance & Sustainability Committee, and the Compensation Committee.

AUDIT AND FINANCE COMMITTEE

Meetings: 9
Chair: Ronald C. Foster
Other Members:
● Brian M. Shirley	● Lanesha T. Minnix	● David W. Reed

Independence: 100% compliance with Nasdaq and SEC rules. The Board of Directors determined that each of the members of the Audit and Finance Committee is “independent” in accordance with the Nasdaq Stock Market Rules and Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Financial Expertise: 100% compliance with SEC rules. The Board of Directors has evaluated the credentials of Messrs. Foster, Reed and Shirley and determined that they are “audit committee financial experts” as defined under the rules promulgated by the SEC.

Charter: Available at www.advancedenergy.com/en-us/about/leadership
Key Responsibilities:
● appoint and oversee Advanced Energy’s independent registered public accounting firm;
● pre-approve audit, audit-related, and non-audit services, terms, and fees charged by the independent registered public accounting firm;
● supervise and monitor the performance of the Company’s internal audit department;
● monitor the integrity of the Company’s financial reporting process and review the adequacy and effectiveness of Company’s internal control over financial reporting;
●
review and discuss the financial statements and disclosure thereof, quarterly earnings press releases, any financial information, and earnings guidance, and approve, or recommend to the Board for approval, the filing of the Company’s annual reports on Form 10-K and quarterly reports on Form 10-Q;

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●
establish and maintain procedures for confidential and anonymous submission of concerns regarding internal control over financial reporting or auditing matters and reporting of potential misconduct or undue risk;

● review and discuss the Company’s capital structure and capital allocation strategies;
● review and approve related party transactions;
● at least annually receive reports from the General Counsel and discuss the adequacy of the Company’s policies and practices related compliance with applicable laws and regulations;
● oversee financial-related risks and the Company’s practices with respect to enterprise risk management;
●
review information security and related information technology and cybersecurity risks, controls and procedures, as well as any specific cybersecurity or information security issues that could affect the Company’s internal controls, other risks relevant to the Company’s computerized or physical information system controls and security, IT strategies, plans, and execution, and AI governance, plans, and execution; and

● advise and assist the Compensation Committee, as appropriate, in the event of any restatement that may give rise to a compensation clawback under the Company’s clawback policy.

Audit Fees: The Audit and Finance Committee pre-approves all audit and permissible non-audit services provided by Advanced Energy’s independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is provided by category of service, with approvals for specific fees within each pre-approved category made by management. The Audit and Finance Committee pre-approved all of the services provided in 2025 by Ernst & Young LLP, Advanced Energy’s independent registered public accounting firm.

Financial Statements: The Audit and Finance Committee also conducts financial reviews with Advanced Energy’s independent registered public accounting firm prior to the release of financial information in the Company’s forms 10-K and 10-Q. Management has primary responsibility for Advanced Energy’s financial statements and the overall reporting process, including systems of internal controls. The independent registered public accounting firm audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of Advanced Energy in conformity with accounting principles generally accepted in the United States and discusses with the Audit and Finance Committee any issues they believe should be raised.

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Report of the Audit and Finance Committee

In accordance with the Audit and Finance Committee’s written charter duly adopted by the Board of Directors, we have reviewed Advanced Energy’s audited financial statements, as of and for the year ended December 31, 2025, and met together and separately with both management and Ernst & Young LLP, the Company’s independent registered public accounting firm for 2025, to discuss Advanced Energy’s audited financial statements as of and for the year ended December 31, 2025. In addition, the Audit and Finance Committee has discussed with the independent registered public accounting firm the matters outlined in Statement on Auditing Standards No. 1301, as amended (Communication with Audit Committees), to the extent applicable and received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Further, the Audit and Finance Committee received the written disclosures and the letter from the independent accountants required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit and Finance Committee concerning independence, and discussed with the independent registered public accounting firm the independent accountant’s independence.

Based on its review and discussion of the foregoing matters and information, the Audit and Finance Committee recommended to the Board of Directors that the audited financial statements referenced above be included in Advanced Energy’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC. The Audit and Finance Committee has recommended the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2026, subject to stockholder ratification.

The Audit and Finance Committee

Ronald C. Foster, Chairman

Lanesha T. Minnix

David W. Reed

Brian M. Shirley

This report of the Audit and Finance Committee is not deemed “soliciting material” and is not deemed filed with the SEC or subject to Regulation 14A or the liabilities under Section 18 of the Exchange Act.

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NOMINATING, GOVERNANCE & SUSTAINABILITY COMMITTEE

Meetings: 4
Chair: Tina M. Donikowski
Other Members:
● Anne T. DelSanto	● Lanesha T. Minnix	● John A. Roush

Independence: 100% compliance with Nasdaq rules. Each of the members of the Nominating, Governance & Sustainability Committee is an “independent director” within the meaning of the Nasdaq Stock Market Rules.

Charter: Available at www.advancedenergy.com/en-us/about/leadership
Key Responsibilities:
● review the composition and size of the Board;
● determine skills, experience, characteristics, and other criteria to serve as a director;
●
identify and screen individuals qualified to become directors, consider candidates recommended by stockholders, and recommend to the Board the slate of director nominees for election by stockholders and any candidates to appointed by the Board to fill vacancies between stockholder meetings;

● assist the Board with assessment of director independence;
● recommend to the Board directors to be appointed to serve on Board committees and as chairs of each committee;
● sponsor and oversee performance evaluations for each of the Board committees and the Board as a whole, including director peer evaluations;
● oversee director succession planning and execute duties delegated to the committee, such as developing emergency succession plans and selection processes in connection with CEO succession;
● review corporate governance principles and practices of Advanced Energy and, as appropriate, recommend any changes to the Board;
● periodically review and reassess the adequacy of Advanced Energy’s charter and by-laws;
● review the Company’s sustainability program and goals and the Company’s progress towards achieving those goals; and
● review ESG trends that could impact the Company’s business operations, performance, and reputation.

Director Nominations

The Nominating, Governance & Sustainability Committee evaluates and interviews potential director candidates. All members of the Board may interview the final candidates. The Nominating, Governance & Sustainability Committee of the Board considers candidates for director nominees proposed by directors and stockholders, as described in more detail below. The Nominating, Governance & Sustainability Committee may retain recruiting professionals to assist in identifying and evaluating candidates for director nominees. The Nominating, Governance & Sustainability Committee has no stated specific or minimum qualifications that must be met by a candidate for director. However, as set forth in the Company’s Board Governance Guidelines, the Nominating, Governance & Sustainability Committee strives for a mix of skills and diverse perspectives that will comprise an effective Board. In selecting nominees, the Nominating, Governance & Sustainability Committee assesses the independence, character, and acumen of candidates. The Nominating, Governance & Sustainability Committee also endeavors to establish a number of areas of collective core competency of the Board and assess whether a candidate possesses skills that would be complementary to the Board, including business judgment, leadership, strategic vision and knowledge of management, accounting, finance, industry,

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technology, manufacturing, international markets and marketing. Additional criteria include a candidate’s personal and professional ethics, integrity and values, as well as his or her willingness to devote sufficient time to prepare for and attend meetings and participate effectively on the Board.

The Board Governance Guidelines provide that the Nominating, Governance & Sustainability Committee is responsible for reviewing with the Board, from time to time, the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board. In assessing the diversity of the Board, the Nominating, Governance & Sustainability Committee considers such factors as leadership, character, reputation, integrity, judgment, age, understanding of and experience in manufacturing, technology expertise, finance and marketing acumen, and exposure and experience in international markets. The Board values a diverse set of viewpoints and experiences and also considers gender and ethnic diversity. These factors, which are among the factors the Board and the Nominating, Governance & Sustainability Committee considers useful to a well-functioning board, are reviewed in the context of assessing the perceived needs of the Board at any particular point in time and in its search for potential nominees.

The Nominating, Governance & Sustainability Committee will consider any and all director candidate recommendations by our stockholders that are submitted in accordance with the procedures set forth in the Company’s Third Amended and Restated By-Laws. The Nominating, Governance & Sustainability Committee will apply the same processes and criteria in evaluating director candidates recommended by stockholders as it applies in evaluating director candidates recommended by directors, members of management, or any other person. If you are a stockholder and wish to recommend a candidate for nomination to the Board of Directors, you should submit your recommendation in writing to the Nominating, Governance & Sustainability Committee, in care of the Corporate Secretary of Advanced Energy, at 1595 Wynkoop St., Suite 800, Denver, Colorado 80202. Your recommendation must include all of the information set forth in Article III, Section 6(a) of the Third Amended and Restated By-Laws of Advanced Energy, including but not limited to, your name and address, the class and number of shares of Advanced Energy which are, directly or indirectly, owned beneficially and of record, the name of the person you recommend for nomination, the reasons for your recommendation, a summary of the person’s business history and other qualifications as a director of Advanced Energy, and whether such person has agreed to serve, if elected, as a director of Advanced Energy. Please also see the information under the section entitled “Proposals of Stockholders” on page 78 of this proxy statement.

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COMPENSATION COMMITTEE

Meetings: 5
Chair: Frederick A. Ball
Other Members:
● Anne T. DelSanto	● Tina M. Donikowski	● John A. Roush
Independence: 100% compliance with Nasdaq rules. Each of the members of the Compensation Committee is an “independent director” within the meaning of the Nasdaq Stock Market Rules.
Non-Employee: 100% compliance with SEC rules. Each of the members of the Compensation Committee is an “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.
Charter: Available at www.advancedenergy.com/en-us/about/leadership
Key Responsibilities:
●
annually review and approve, or review and recommend to the Board for approval, the salaries, incentives, and other forms of compensation for the Chief Executive Officer and other senior executives of Advanced Energy;

● review and approve, or recommend to the Board for approval, senior executive employment agreements, severance agreements and change in control agreements/provisions;
● conduct annual executive compensation risk assessment;
● adopt, administer, approve, and ratify incentive compensation and stock plans and awards thereunder;
● review and make recommendations to the Board regarding incentive-based compensation recovery, or “clawback,” policies, and administer as appropriate;
● review and propose to the Board from time to time changes in director compensation;
● review human resources management strategy;
● review CEO and executive management succession planning and recommendations for discussion with the Board;
● establish stock ownership guidelines applicable to directors and senior executives;
●
periodically review benefit, incentive compensation, and stock plans, compensation agreements, plans, policies, and arrangements, and establish procedures and mechanisms designed to cause the same to comply with applicable laws and regulation; and

● approve, or recommend to the Board for approval, policies relating to compensation and benefit plans.

Compensation Consultant: The Compensation Committee retains an independent compensation consultant to assist and advise the Compensation Committee in fulfilling the above responsibilities. For the 2025 fiscal year, the Compensation Committee engaged Compensia, Inc. to conduct a competitive review of executive compensation and advise the Compensation Committee on other compensation related matters, such as the Company’s long-term incentive compensation programs for its executive officers and its compensation program for its non-employee directors.

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Advanced Energy’s Commitment to Corporate Responsibility

Our approach to environmental, social, and governance (“ESG”) matters and corporate responsibility is an integral part of our commitment to deliver long-term value to our global stakeholders.

Sustainability is key to our strategy in the products we make, the way we operate, and how we govern as a public company. We believe our efforts to increase power conversion efficiency and improve the efficiency of our operations reflect our commitment to minimizing the environmental impact and carbon emissions that may be linked to the industries we serve. We are committed to responsible sourcing of the materials in our products, and we seek to engage with and positively impact the local communities where we operate. We also aspire to be a premier employer and good corporate citizen. We recognize that diverse perspectives and collaboration enable us to drive innovation and future growth for our global customers.

Our commitment is driven from the highest levels of the Company, including the Chief Executive Officer, executive management team, and Board of Directors. The Nominating, Governance & Sustainability Committee of our Board oversees the Company’s sustainability program. As directed in its charter, the Nominating, Governance & Sustainability Committee reviews the Company’s progress towards achieving sustainability goals, as well as ESG trends that could impact our operations, performance, and reputation. Our ESG governance structure also includes an ESG Steering Committee and ESG working group, comprised of stakeholders from key functions across the Company, such as Operations, Human Resources, Legal, Finance, and Sales. The ESG Steering Committee is responsible for providing management-level guidance on our ESG approach, while the ESG working group reports to the Steering Committee and is responsible for the implementation of ESG initiatives that advance our ESG program.

Here we highlight selected value-driven initiatives, areas of focus, and accomplishments. We look forward to continuing our efforts in the markets and communities we serve.

Environment	Social and Community

Energy-Efficient Products. Advanced Energy’s dedicated R&D teams strive to improve power conversion efficiency, balanced with exceptional stability and nimble control and response.

Energy-Efficient Operations. Advanced Energy makes continuous improvements to reduce our energy usage in our global factories. For example, our Philippines factory is a three-time Philippine Economic Zone Authority (PEZA) Hall of Fame Awardee for Outstanding Environmental Performance.

GHG Emissions. We continued to improve our greenhouse gas (“GHG”) data collection through implementation of an improved GHG software platform and collection process.

Culture. Our approximately 13,000 employees are located across the globe. Each person’s background and unique skill set are fundamental to our success, and we strive to provide an inclusive work environment where all employees feel respected, valued, and empowered.

Community Involvement. At a corporate level, we selectively sponsor charitable organizations that are closely aligned with our Company mission and core values. We encourage and support our local site teams at each AE location to participate in local community investment activities, focused on improving the communities within which we operate.  We offer employees paid time off to participate in Company organized community initiatives and to volunteer with non-profit organizations of their choice. Our ‘Child of Employee Scholarship Program’, available to children of Advanced Energy employees, provides financial support to the children of our employees to pursue their education and career goals.

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Governance	Ethical Business Practices

Commitment. Advanced Energy is firmly committed to strong and effective corporate governance and accountability to stockholders.

Continuous Improvement. We routinely review our governance practices against evolving best practices and consider feedback and input from our stockholders. We encourage you to review our Board Governance Guidelines on our website at www.advancedenergy.com/en-us/about/leadership.

Core Values. At all levels of our organization, we deliver results by building a culture grounded in our Core Values: innovation, integrity, empowerment, partnership, accountability, and execution.

Transparency. We are committed to transparency in all parts of our business to promote accountability, cultivate trust, and foster open communication. We believe transparency leads to improvements to our processes and policies and ultimately contributes to our success.

Code of Ethical Conduct. Integrity at Our Core, our Code of Ethical Conduct (the “Code”), sets guiding principles that underpin behaviors, responsibilities, and values all persons associated with the Company are expected to uphold. The Code may be viewed on our website at www.advancedenergy.com/en-us/about/environment-social-and-governance.

Human Rights. Respecting the human rights of employees and all those involved in our business operations is a core principle for Advanced Energy. The Code prohibits activities involving slave, forced, bonded, or indentured labor and child labor, and we require suppliers to use no forced labor themselves or in their supply chains.

Supply Chain. We are committed to responsible sourcing of the materials that make up our products. We conduct due diligence and supplier risk analysis on direct suppliers with respect to conflict minerals, and we urge high-risk suppliers to eliminate non-conformance smelters in our supply chain.

Capacity Building and Grievance Reporting. We actively communicate with employees on ethical business practices and provide a 24-hour anonymous hotline for employees, contractors, supply chain partners, and other stakeholders to voice concerns and report any misconduct or ethics issues.

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Proposal No. 2 - Ratification of the Appointment of Ernst & Young LLP as Advanced Energy’s Independent Registered Public Accounting Firm for 2026

What am I voting on and how should I vote?

You are being asked to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year. Although our governing documents and applicable law do not require us to submit this matter to stockholders, the Board believes that asking stockholders to ratify the appointment of Ernst & Young LLP is consistent with best practices in corporate governance.

We believe that Ernst & Young LLP is sufficiently qualified to conduct their duties as independent registered public accounting firm.

The Board of Directors therefore recommends you vote “FOR” the ratification of the appointment of Ernst & Young LLP as Advanced Energy’s independent registered public accounting firm for 2026.

Ratification of Independent Registered Accounting Firm

The Audit and Finance Committee is directly responsible for the appointment, retention, and oversight of the work of any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and its subsidiaries.

If stockholders do not ratify the appointment of Ernst & Young LLP, the Audit and Finance Committee will regard such vote as a direction to consider the appointment of a different independent registered public accounting firm. Even if the appointment of Ernst & Young LLP is ratified by the stockholders, the Audit and Finance Committee has the discretion to select a different independent registered public accounting firm at any time if it determines that a change would be in our and our stockholders’ best interests.

Independent Registered Public Accounting Firm Fees and Services

The following table presents the aggregate fees for professional services rendered by Ernst & Young LLP, our independent registered public accounting firm for 2025 and 2024. Fees billed in any given year may not be reflective of the audit effort incurred associated with one financial statement audit. All of the fees in the following table were approved by the Audit and Finance Committee in conformity with its pre-approval process. Pre-approval generally is provided for up to one year, and any pre-approval is detailed as to the category of services and generally is subject to a specific budget. The independent registered public accounting firm and Advanced Energy’s management are required to periodically report to the Audit and Finance Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, including the fees for the services performed to date. In addition, the Audit and Finance Committee also may pre-approve particular services on a case-by-case basis, as required.

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2026 ANNUAL
PROXY STATEMENT

Fee Category		2025	2024
		(In millions)
Audit Fees	(1)	$4.6	$4.4
Audit Related Fees	(2)	0.1	0.1
Tax Fees	(3)	1.0	0.9
All Other Fees	(4)	0.0	0.0
Total Fees		$5.7	$5.4
(1)	Audit Fees consisted of fees for (a) professional services rendered for the annual audit of Advanced Energy’s consolidated financial statements and internal controls over financial reporting, (b) review of the interim consolidated financial statements included in quarterly reports, and (c) services that are typically provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.
(2)	Audit Related Fees consisted of fees for assurance and related services that were reasonably related to the performance of the audit or review of Advanced Energy’s consolidated financial statements and are not reported under “Audit Fees.”
(3)	Tax Fees consisted of fees for tax advice and/or tax planning during 2025 and 2024.
(4)	All Other Fees primarily included an annual subscription to online accounting reference tools.

Required Vote

Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for Advanced Energy for 2026 requires the affirmative “FOR” vote of a majority of the shares present at the 2026 Annual Meeting (by proxy or in person), excluding abstentions and broker non-votes.

Representatives of Ernst & Young LLP are expected to be present at the 2026 Annual Meeting to respond to appropriate questions and to make a statement should they so desire.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of Ernst & Young LLP as Advanced Energy’s independent registered public accounting firm for 2026.

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2026 ANNUAL
PROXY STATEMENT

Proposal No. 3 - Advisory Approval of the Company’s Named Executive Officer Compensation

What am I voting on and how should I vote?

We are providing our stockholders an opportunity to indicate whether they approve of our named executive officer compensation as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion in this proxy statement. This proposal is required pursuant to Section 14A of the Exchange Act.

Although this vote is advisory and is not binding on the Company, the Compensation Committee of the Board will take into account the outcome of the vote when considering future executive compensation decisions.

We believe that our compensation philosophy and practices are consistent with market practices, designed to retain key executives and reward company performance, and aligned with long-term stockholder interests.

The Board of Directors therefore recommends you vote “FOR” the below resolution.

“RESOLVED, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

This advisory vote, commonly referred to as “say on pay,” is not intended to address any specific item of compensation, but instead relates to our overall compensation philosophy as described in “Compensation Discussion and Analysis,” the tabular disclosures regarding named executive officer compensation, and the narrative disclosure accompanying the tabular presentation. These disclosures allow you to view the trends in our executive compensation program and the application of our compensation philosophies for the years presented.

Advanced Energy’s compensation program is designed and administered by the Compensation Committee, which is composed entirely of “independent directors” within the meaning of the Nasdaq Stock Market Rules. We carefully consider many different factors, as described in the section “Compensation Discussion and Analysis,” in order to provide appropriate compensation for our executives. Our executive compensation program is intended to attract, motivate, and reward the executive talent required to achieve our corporate objectives and increase stockholder value. The Compensation Committee has designed our compensation program to be competitive with the compensation offered by those peers with whom we may compete for executive talent. Targets for base salaries, annual cash incentives, and long-term equity incentive awards for executives factor in competitive data. A large proportion of our executive officers’ total potential compensation is performance-based in order to align their interests with those of our stockholders, place more of their compensation at risk, and emphasize a long-term strategic view. The Compensation Committee deliberately designs compensation objectives in order to allocate a significant percentage of each of our named executive officers’ compensation to performance-based measures.

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2026 ANNUAL
PROXY STATEMENT

As discussed in “Compensation Discussion and Analysis” beginning on page 32 of this proxy statement, we believe that our executive compensation program properly links executive compensation to Company performance and aligns the interests of our executive officers with those of our stockholders.

Executive Compensation Objectives

The Compensation Committee believes that executive compensation is a meaningful tool to communicate, align, and reinforce business priorities that support our stockholders’ interests. We also believe it is an important element in the attraction, retention, and recognition of leadership and key talent for the Company. In designing an effective structure, the Compensation Committee follows these key principles:

●	Pay for performance – aligning pay with a balanced view of performance across leadership priorities to support stockholders’ interest in sustainable results;
●	Appropriate pay levels – ensuring targets are reasonable based on position, performance, and market context; and
●	Strong governance – structuring our program with a balanced incentive design to promote the successful execution of our strategic objectives and dutifully manage risk.

Required Vote

Advisory approval of the Company’s named executive officer compensation requires the affirmative “FOR” vote of a majority of the shares present at the 2026 Annual Meeting (by proxy or in person), excluding abstentions and broker non-votes. The vote on this proposal is advisory in nature and, therefore, is not binding on the Company; however, the Board and Compensation Committee will review the results and take into consideration such results when making future executive compensation decisions.

The Company will ask its stockholders to consider an advisory vote on the compensation of our named executive officers every year until the next vote of our stockholders on the frequency of such advisory votes at our 2029 annual meeting of stockholders pursuant to applicable SEC rules, at which time we will consider the outcome of the vote and decide how frequently to hold such future advisory votes.

The Board of Directors recommends a vote “FOR” the approval of the Company’s named executive officer compensation.

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2026 ANNUAL
PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of March 1, 2026, there were 37,848,305 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), outstanding. The following table sets forth the beneficial ownership of Advanced Energy Common Stock as of March 1, 2026 (unless otherwise noted) by:

●	each person known to us to beneficially own more than five percent (5%) of the outstanding Common Stock;
●	each director and nominee for director;
●	each named executive officer and former named executive officer that held executive leadership roles during 2025; and
●	the directors and executive officers as a group.

Unless otherwise indicated, the address of each individual named below is c/o Advanced Energy Industries, Inc., 1595 Wynkoop St., Suite 800, Denver, Colorado 80202.

	Shares of Common
	Stock Beneficially
Name of Stockholder	Owned **		Percent Owned
BlackRock, Inc.	5,520,874	(1)	14.6%
The Vanguard Group	4,913,669	(2)	13.0%
FMR LLC	1,962,780	(3)	5.2%
Stephen D. Kelley, President, Chief Executive Officer, and Director	141,530	(4)	*
Paul R Oldham, Executive Vice President and Chief Financial Officer	26,531	(4)	*
Elizabeth K. Vonne, Executive Vice President and General Counsel	12,579	(4)	*
Eduardo Bernal Acebedo, Executive Vice President and Chief Operations Officer	47,880	(4)	*
John Donaghey, Executive Vice President and Chief Commercial Officer	26,036	(4)	*
Grant H. Beard, Chairman of the Board of Directors	66,120	(5)	*
Frederick A. Ball, Director	41,507	(5)	*
Anne T. DelSanto, Director	7,134	(5)	*
Tina M. Donikowski, Director	8,248	(5)	*
Ronald C. Foster, Director	41,200	(5)	*
Lanesha T. Minnix, Director	5,593	(5)	*
David W. Reed, Director	7,583	(5)	*
John A. Roush, Director	37,818	(5)	*
Brian M. Shirley, Director	6,818	(5)	*
All executive officers and directors, as a group (14 persons)	476,577		1.3%
*	Less than 1% and unless otherwise noted, all shares are held either directly or indirectly by individuals possessing sole voting and investment power with respect to such shares.
(1)	Information as to the amount and nature of beneficial ownership was obtained from the Schedule 13G/A filed with the SEC on July 18, 2025, by BlackRock, Inc. as of June 30, 2025. BlackRock, Inc. reports sole voting power over 5,449,779 shares and sole dispositive power over 5,520,874 shares. The address for BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001. None of Blackrock, Inc.’s subsidiaries claim beneficial ownership of 5% or greater of the outstanding shares of the Company’s stock except for BlackRock Fund Advisors.
(2)	Information as to the amount and nature of beneficial ownership was obtained from the Schedule 13G/A filed with the SEC on January 30, 2025, by The Vanguard Group as of December 31, 2024. The Vanguard Group reports shared voting power over 70,331 shares, sole dispositive power over 4,798,346 shares and shared dispositive power over 115,323 shares. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

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2026 ANNUAL
PROXY STATEMENT

(3)	Information as to the amount and nature of beneficial ownership was obtained from the Schedule 13G/A filed with the SEC on February 5, 2026, by FMR LLC and Abigail P. Johnson, a Director, the Chairman and the Chief Executive Officer of FMR LLC, each as of December 31, 2025. FMR LLC reports sole voting power over 1,954,576.11 shares and sole dispositive power over 1,962,779.96 shares. Ms. Johnson reports sole dispositive power over 1,962,779.96 shares. The address for FMR LLC is 245 Summer Street, Boston, MA 02210.
(4)	Includes beneficial ownership of the following numbers of shares that may be acquired within 60 days of March 1, 2026, pursuant to stock options granted or assumed by Advanced Energy:

Stephen D. Kelley	11,154
Paul R Oldham	—
Eduardo Bernal Acebedo	6,042
Elizabeth K. Vonne	—
John Donaghey	9,760

(5)	The shares reported in the table do not include awards that will be granted to each non-employee director if such person is reelected to the Board of Directors at the 2026 Annual Meeting.

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PROXY STATEMENT

Executive Compensation

Compensation Discussion and Analysis

This Compensation Discussion and Analysis describes our overall executive compensation philosophy and objectives for our named executive officers.

Our named executive officers for 2025 were the following five individuals:

Name	Position
Stephen Kelley	President and Chief Executive Officer
Paul Oldham	Executive Vice President and Chief Financial Officer
Eduardo Bernal Acebedo	Executive Vice President and Chief Operations Officer
Elizabeth Vonne	Executive Vice President, General Counsel & Corporate Secretary
John Donaghey	Executive Vice President, Chief Commercial Officer

Our Compensation Committee reinforced our philosophy of “pay for performance” by making the majority of our named executive officers’ 2025 pay contingent on the achievement of financial and stock price performance through awards made under our Amended and Restated 2023 Omnibus Incentive Plan (the “Omnibus Incentive Plan”); our short-term incentive 2025 Annual Incentive Plan (referred to as the “2025 STI Plan”) and our 2025 long-term incentive equity awards (referred to as the “2025 LTI Plan”), which we discuss in more detail below. For the purposes of these calculations, at-risk pay includes the 2025 STI Plan at target and the 2025 LTI Plan grant date fair value of annual equity grants. In 2025, a majority of our named executive officers’ target compensation was performance-based compensation under our 2025 STI Plan and 2025 LTI Plan, consistent with our pay for performance culture.

Fiscal 2025 Target Pay Mix
CEO	Average Other NEO

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2026 ANNUAL
PROXY STATEMENT

Overview of 2025 Performance and Compensation

Fiscal Year 2025 Business Performance

In 2025, we grew total revenue by 21% to reach $1.8 billion, led by Data Center Computing where revenue increased 107% year-over-year to $587 million. Demand for our new AI data center power solutions from hyperscale customers strengthened throughout the year, and we achieved record Data Center Computing revenues in every quarter of 2025. Semiconductor revenue grew 6% to $840 million, our second strongest year. We exited the year with increased optimism for 2026, underpinned by downstream investments in advanced logic and memory capacity. Industrial and Medical revenue decreased 11% for the year; however, after reaching a bottom in the first quarter of 2025, revenue increased sequentially each quarter and returned to year-over-year growth by the fourth quarter as supply-demand dynamics improved and customer inventories normalized.

During 2025, we optimized our manufacturing footprint by exiting our last factory in China while adding capacity in the Philippines and Mexico. In a dynamic environment, we effectively managed the impact of tariffs, and combined with leverage from higher revenue, increased gross margins in 2025 by over 200 basis points to the highest level since 2020. Despite increasing R&D and go-to-market spending to build our portfolio of new products and grow our design win pipeline, operating expenses grew well below half of revenue growth. As a result, operating income and net income both improved meaningfully year-over-year. We also achieved record operating cash flow from continuing operations of $235 million.

Our strong financial performance in 2025 confirms that our diversification strategy is working. We believe this strategy enables us to capture accelerated demand driven by AI across our markets, moderate the impact of market cycles, deliver more consistent profit and cash flow, and reinvest continually in technology, infrastructure, and new capacity to meet strong customer demand and growth ahead.

Total revenue for 2025 increased 21% year over year with record revenue in
Data Center Computing, reflecting the benefits of our diversification strategy.
Gross and operating margins meaningfully improved on disciplined execution of operational initiatives.

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2026 ANNUAL
PROXY STATEMENT

Highlights of our consolidated fiscal year 2023, 2024, and 2025 financial performance and key business metrics are provided below. All amounts are in millions, except for earnings per share.

* Indicates financial performance metric in the 2025 Short-Term Incentive Plan

Note: A reconciliation and discussion of the non-GAAP measures above are provided in Appendix A to this proxy statement.

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2026 ANNUAL
PROXY STATEMENT

Compensation Philosophy and Objectives

Our Company’s long-term success depends on our ability to fulfill the expectations of our customers in a competitive environment and deliver value to stockholders. To achieve these goals, it is critical that we attract, motivate, and retain highly talented individuals at all levels of the organization who are committed to the Company’s values and objectives.

Pay Principles

The Company strives to provide compensation to its executive officers that is:

●
linked to stockholder value creation,
●
reflective of the overall performance of the Company, and
●
considerate of the competitive market levels of compensation needed to recruit, retain and motivate top executive talent, while remaining consistent with the other objectives.

Compensation-Setting Process

The Compensation Committee

The Compensation Committee is responsible for establishing, implementing, and monitoring adherence with the Company’s compensation philosophy. Accordingly, the Compensation Committee strives to develop and maintain competitive, progressive programs that reward executives for continuous improvement in key financial metrics that drive Company performance and stockholder value. The Compensation Committee also recognizes the need for compensation programs to attract, retain, and motivate high caliber employees, foster teamwork, and maximize the long-term success of Advanced Energy by appropriately rewarding our executives for their achievements. The Compensation Committee evaluates risk and rewards associated with the Company’s overall compensation philosophy and structure.

Independent Compensation Consultant

The Compensation Committee has the authority to engage independent advisors to assist it in making determinations with respect to the compensation of our executives and other employees. For the 2025 fiscal year, the Compensation Committee engaged Compensia, Inc. (“Compensia”) to conduct a competitive review of executive compensation and advise the Compensation Committee on other compensation related matters. Compensia has not provided any other services to the Company or the Compensation Committee and has not received compensation other than with respect to the services provided to the Compensation Committee. In connection with its engagement of Compensia, the Compensation Committee (a) evaluated Compensia’s independence from management including the independence of the individual representatives of Compensia who served as the Compensation Committee’s consultants, and (b) determined that Compensia is free of conflicts of interest and independent based on the Nasdaq Stock Market’s independence factors.

Role of Executive Officers in Compensation Decisions

The Compensation Committee meets with the Company’s Chief Executive Officer and other senior executives to obtain recommendations with respect to the Company’s compensation programs and practices for executives and other employees. The Compensation Committee takes management’s recommendations into consideration but is not bound by management’s recommendations with respect to executive compensation. Compensation for the Chief Executive Officer and our other named executive officers is recommended by the Compensation Committee to the Board for its review and ratification. While management attends certain meetings of the Compensation Committee, the Compensation Committee also holds executive sessions not attended by any members of management or by non-independent directors.

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2026 ANNUAL
PROXY STATEMENT

Use of Market Data for Comparison Against Peer Companies

One factor the Compensation Committee considers when making compensation decisions is the compensation paid to executives of a peer group of companies. The Compensation Committee also considers other factors discussed below under the heading “Components of Executive Compensation.”

Our compensation peer group consists of publicly traded companies of roughly similar size to Advanced Energy, all of which are from related industries, including the semiconductor and electronic equipment industries, and may compete with Advanced Energy for executive talent. Our criteria for selecting our peer group companies includes companies with revenue between 50% and 200% and market capitalization between 33% and 300% of Advanced Energy.

The Compensation Committee reviews our peer companies annually to take into account the volatility and breadth of the industries in which Advanced Energy participates. While the Compensation Committee attempts to maintain consistency year to year, adjustments are made as needed. In consultation with Compensia, the Compensation Committee reviewed its list of peer companies in July 2024, to be used for a comparative review for 2025 compensation and determined that no changes need be made to the prior year’s list.

For 2025, the list of peer companies consists of the following 15 publicly traded companies.

Peer Companies
Coherent Corp.	Littelfuse Inc.	Penguin Solutions, Inc.
Cirrus Logic, Inc.	MaxLinear, Inc.	Power Integrations, Inc.
Entegris, Inc.	MKS Instruments, Inc.	Silicon Laboratories Inc.
FormFactor, Inc.	Monolithic Power Systems, Inc.	Synaptics Incorporated
Kulicke & Soffa Industries, Inc.	OSI Systems, Inc.	Ultra Clean Holdings, Inc.

Components of Executive Compensation

The following chart sets forth the principal components of compensation for named executive officers in 2025, each of which is described in more detail below. We do not provide material benefits or perquisites beyond those provided to executives on the same basis as all other similarly located employees. The vast majority of our named executive officers’ target compensation in 2025 was delivered as at-risk awards under our 2025 STI Plan and 2025 LTI Plan, consistent with our pay for performance culture.

PRINCIPAL COMPENSATION COMPONENTS FOR NAMED EXECUTIVE OFFICERS:

Base Salary	Short-Term Incentive Plan Performance-based cash compensation	Long-Term Incentive Plan Performance-based equity compensation

The amount and relative allocation of each of the above components at target depend on the following factors:
Historical rates of executive compensation	Data obtained from management’s recruitment activities	Comparative review and analysis by Compensia, our independent compensation consultant	Alignment with our overall compensation philosophy, executive responsibilities, and their performance

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2026 ANNUAL
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Base Salary

Base salaries are set at levels the Compensation Committee deems to be sufficient to attract and retain highly talented executive officers capable of fulfilling the Company’s key objectives. Base salaries of our named executive officers are the fixed annual cash portion of their compensation provided based on their experience, responsibilities, and services to the Company. For 2025, the Compensation Committee increased the base salaries of our named executive officers to ensure compensation levels remained market competitive, consistent with their strong performance.

The base salaries of each of our named executive officers in 2025 were as follows:

		Base Salary	% Increase
Name	Position	(per annum)	from 2024
Stephen Kelley	President and Chief Executive Officer	$979,000	3.1%
Paul Oldham	Executive Vice President and Chief Financial Officer	$560,000	4.6%
Eduardo Bernal Acebedo (1)	Executive Vice President and Chief Operations Officer	$589,701	6.8%
Elizabeth Vonne	Executive Vice President, General Counsel and Corporate Secretary	$475,000	5.3%
John Donaghey	Executive Vice President, Chief Commercial Officer	$485,000	5.4%

(1)	Mr. Bernal Acebedo is paid in Singapore Dollars (“SGD”), and his salary was converted to U.S. Dollars (“USD”) using an average exchange rate of 0.7747 for December 2025.

Short-Term Incentive Compensation

2025 Annual Incentive Plan Metrics

The 2025 STI Plan provides the Company’s named executive officers with an opportunity to earn an annual cash bonus based on the Company’s achievement of certain financial performance goals. For 2025, the Compensation Committee selected the following financial measures: revenue, weighted at 40%, non-GAAP operating income from continuing operations weighted at 40%, and adjusted cash flow (a non-GAAP measure), weighted at 20%. The Compensation Committee believes these metrics help to drive balanced performance across the business and the selected non-GAAP metrics are good indicators of the annual operating performance of the Company and useful to our investors’ assessment of our performance. For further discussion and a reconciliation of these non-GAAP measures, see Appendix A to this proxy statement.

To address ongoing volatility, the 2025 STI Plan provides for two six-month performance periods (January 1 - June 30 and July 1 - December 31) for each of the financial measures. The Compensation Committee established the performance goals for each metric in alignment with the Company’s 2025 operating plan, which contemplated the Company’s business objectives and anticipated market conditions, and weighted each performance period proportionally to the plan: 40% in the first half of the year and 60% in the second half, consistent with the timing of projected earnings. Any bonus earned during either six-month performance period is not paid until after the end of the fiscal year. The Compensation Committee may modify or amend, in whole or in part, any or all of the provisions of the STI Plan, including performance goals, at any time, subject to certain limitations.

The Compensation Committee set each of our named executive officers’ annual full-year target bonus opportunity as a percentage of his or her base salary. These targets are informed by external market data, each individual’s role and responsibilities and internal equity considerations. Actual bonuses awarded to each of our named executive officers may range from 0% to 200% of target depending on actual company performance over the performance periods, as described on the following page.

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2026 ANNUAL
PROXY STATEMENT

For 2025 the full-year bonus targets and six-month performance period performance goals for the 2025 STI Plan were as follows:

Name	Target as a % of Base Salary	Target
Stephen Kelley	125%	$ 1,223,750
Paul Oldham	85%	$ 476,000
Eduardo Bernal Acebedo (1)	85%	$ 501,246
Elizabeth Vonne	85%	$ 403,750
John Donaghey	85%	$ 412,250

(1) Mr. Bernal Acebedo is paid in SGD, and his annual target was converted to USD using an average exchange rate of 0.7747 for December 2025.

Results of the 2025 Annual Short-Term Incentive Plan

Our overall corporate achievement was 144.4% of target for 2025, which determined the size of our bonus pool.

The 2025 STI Plan also included a discretionary individual performance-based modifier for the named executive officers ranging from 0% to 150% of the corporate performance result, subject to an overall cap in which no executive could achieve greater than 200% of the target incentive. For fiscal year 2025, however, the Compensation Committee chose not to modify the bonus of any named executive officer based on individual performance.

2025 STI Plan performance

Values in $M, except as noted
		Performance Goals			Actual Performance
		Threshold	Target	Stretch		%
2025 STI Plan		(50%	(100%	(200%	Dollar	Incentive
Financial Performance Metric	Weight	Payout)	Payout)	Payout)	Value	Earned
1H 2025 (weighted 40%)
Revenue*	40.0%	$673	$792	$911	$846	145.2%
Non-GAAP Operating Income from Continuing Operations**	40.0%	$48	$100	$149	$120	139.4%
Adjusted Cash Flow***	20.0%	$30	$95	$139	$91	97.2%
			Weighted 1H Achievement			53.3%
2H 2025 (weighted 60%)
Revenue*	40.0%	$748	$880	$1,012	$953	155.1%
Non-GAAP Operating Income from Continuing Operations**	40.0%	$82	$138	$198	$165	144.8%
Adjusted Cash Flow***	20.0%	$42	$142	$177	$163	159.3%
				Weighted 2H Achievement		91.1%
				Overall Achievement		144.4%
*	Revenue targets based on total company operations for the first and second halves of 2025, as applicable.
**

Non-GAAP Operating Income from Continuing Operations must be met at threshold to trigger pool funding for the Revenue and Non-GAAP Operating Income components. Under the 2025 STI Plan, Non-GAAP Operating Income from Continuing Operations excludes non- cash related charges and non-recurring items.

***	Adjusted Cash Flow is measured as Non-GAAP Operating Income from Continuing Operations plus or minus the change in working capital, as defined as Accounts Receivable, Inventory, and Accounts Payable.

Note:  Achievement percentages between the threshold and target and between the target and stretch levels are linearly interpolated for each of the first and second half year results, with full-year payout levels calculated based on the weighted average of those results. A reconciliation and discussion of each of the non-GAAP measures above is provided in Appendix A to this proxy statement.

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2026 ANNUAL
PROXY STATEMENT

As a result, the Company’s payouts under the 2025 STI Plan were as follows:

	Target	Actual
Name	(Actual at 144.4 % of Target)
Stephen Kelley	$ 1,223,750	$ 1,767,095
Paul Oldham	$ 476,000	$ 687,344
Eduardo Bernal Acebedo	$ 501,246	$ 723,799
Elizabeth Vonne	$ 403,750	$ 583,015
John Donaghey	$ 412,250	$ 595,289

Long-Term Incentive Compensation

We use stock awards to motivate, reward and retain our executive officers, including our named executive officers, for long-term corporate performance and to align their interests with those of our stockholders.

Consistent with market practice in companies of our size and in our industry, our long-term incentive program is comprised primarily of full-value equity vehicles, namely time-based restricted stock units (“RSUs”) and performance stock units (“PSUs”), to further enhance the alignment between pay and the long-term performance of our Company. Options, stock appreciation rights, and other option-like awards are not part of our core compensation, and we did not grant new awards of these equity instruments in 2025.

Our general practice is to approve annual equity awards for executives at the regularly scheduled meetings of our Compensation Committee and Board in February. Executives’ annual equity awards are granted in specified dollar amounts, with the number of shares for each time-based RSU and PSU grant determined by the 30-day trailing average of the closing price of the Company’s Common Stock leading up to the grant date, which is generally on or around March 1. Due to the use of a 30-day average price to determine the number of shares, the specified dollar amounts differ from the grant date fair value amounts reported in the “Summary Compensation Table for 2025” below, which are reported in accordance with both SEC and accounting rules. While we may occasionally grant off-cycle equity awards to executives in connection with a new hire or promotion, or for recognition, retention, or other purposes, and we may modify our general timing practices from time to time, we have not granted equity awards in anticipation of the release of material nonpublic information, nor do we time the release of material nonpublic information in coordination with grants in a manner that intentionally affects the value of such compensation.  Neither our Compensation Committee nor our Board takes material nonpublic information into account in determining the timing or terms of equity awards.

2025 Long-Term Incentive Awards

During 2025, each of our named executive officers participated in the long-term equity incentive program, pursuant to which we granted equity awards under the Omnibus Incentive Plan. In fiscal year 2025, we granted our executives, including our named executive officers, a mix of performance-based and time-based RSU awards under the 2025 LTI Plan.  The annual equity awards granted to our named executive officers under the 2025 LTI Plan were determined by our Compensation Committee considering the factors noted above, including the input of our CEO regarding the criticality of each individual’s performance and pay levels for his direct reports, as well as the competitive market analysis prepared by Compensia.

After considering these factors, the Compensation Committee set 2025 LTI Plan grant targets at levels it deemed sufficient to retain our highly talented executive officers whose contributions are critical to the achievement of our key objectives. For our CEO in particular, in determining to increase his 2025 target award opportunity, the Compensation Committee considered it necessary to ensure his incentives appropriately focused and rewarded him for successful execution of our profitable growth objectives. These profitable growth objectives also informed the structure of his 2025 LTI Plan award as discussed on the following page.

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2026 ANNUAL
PROXY STATEMENT

For 2025, the Compensation Committee determined the following 2025 LTI Plan target dollar value for equity awards granted to each of our named executive officers:

2025 LTI Plan Target
Name	Dollar Value
Stephen Kelley	$8,250,000
Paul Oldham	$2,400,000
Eduardo Bernal Acebedo	$2,400,000
Elizabeth Vonne	$1,400,000
John Donaghey	$1,700,000

The CEO received approximately 40% of his 2025 LTI Plan award value in the form of time-based RSUs and approximately 60% in the form of PSUs. Each of the other named executive officers listed above received 50% of the 2025 LTI Plan award value in the form of time-based RSUs and 50% in the form of PSUs. Further details regarding the number of time-based RSUs and PSUs that we granted to each of the named executive officers under the 2025 LTI Plan can be found in the “2025 Grants of Plan-Based Awards” table below. The grants of time-based RSUs in 2025 vest ratably over a three-year period, with 1/3 vesting on each anniversary of the grant date.

The Compensation Committee kept the metrics for the achievement of the PSUs granted as part of the 2025 LTI Plan largely unchanged from 2024 for named executive officers other than the CEO. In 2025, the PSUs for such named executive officers again vested based 70% on our relative total shareholder return (“rTSR”) performance compared to a benchmark performance of the S&P 1000 (“Index”), and based 30% on achievement of strategic goal(s), each over a three-year performance period from January 1, 2025 to December 31, 2027. For 2025, the strategic goal remained achievement of established levels of non-GAAP gross margin percentage measured over any four consecutive quarters in the three-year performance period. Amounts may be earned as performance occurs, but do not vest and are not issued until the end of the performance period. The Compensation Committee believes that these metrics closely align management’s interests with stockholders and maintain a focus on achieving strategic objectives.

For the PSU awards granted to the CEO in 2025, the Compensation Committee re-introduced a non-GAAP earnings per share performance metric in addition to the rTSR and non-GAAP gross margin percentage metrics. The Compensation Committee determined that non-GAAP earnings per share was the most appropriate metric to emphasize and reward profitable growth through all market cycles, for which our CEO has primary accountability. Non-GAAP earnings per share is also a key measure of progress against our long-term strategic plan and strongly linked to shareholder value creation. Non-GAAP earnings per share is measured over any four consecutive quarters in the three-year performance period. Amounts may be earned as performance occurs, but do not vest and are not issued until the end of the performance period.

2025 LTI Performance Stock Unit Performance Goals
		Threshold	Target	Stretch
		(0 - 50%	(100%	(200%
Financial Performance Metric	Weight	payout) (1)	payout)	payout)
Chief Executive Officer
Relative Total Shareholder Return	35%	-50pp to Index	At Index	+50pp to Index
Non-GAAP Gross Margin Percentage (2)	15%	37%	40%	42%
Non-GAAP Earnings per Share (3)	50%	$7.00	$9.00	$10.00
All Other Named Executive Officers
Relative Total Shareholder Return	70%	-50pp to Index	At Index	+50pp to Index
Non-GAAP Gross Margin Percentage (2)	30%	37%	40%	42%
(1)	Achievement at threshold would result in a 0% payout for rTSR and a 50% payout for each of non-GAAP Gross Margin Percentage and non-GAAP Earnings per Share.
(2)

Non-GAAP Gross Margin Percentage refers to the Company’s non-GAAP gross margin from continuing operations, which excludes non-cash related charges (such as stock-based compensation) and non-recurring items (such as acquisition related costs and facility expansion, relocation, and restructuring related costs).

(3)	Non-GAAP Earnings per Share refers to the Company’s non-GAAP earnings per share, as typically provided in the Company’s quarterly financial results.

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2026 ANNUAL
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With respect to the rTSR component, eligible participants have the opportunity to earn up to one-third of the PSUs during each of the 12-month, 24-month, and 36-month measurement periods, respectively, based on the Company’s rTSR performance compared to Index. Any PSUs earned and banked prior to the end of the three-year performance period are capped at target. Eligible participants also have the ability to earn any additional PSUs not earned in the first two measurement periods based on financial performance of our rTSR ranking relative to Index during the 36-month performance period. As noted above, while participants may bank and earn PSUs as performance occurs, any earned PSUs are not eligible to vest or be issued until the end of the 36-month performance period. The multi-year structure reflects the cyclical nature of the markets that the Company operates in and encourages performance each year, while the 36-month performance period reflects the long- term incentive structure of the plan.

As of December 31, 2025, participants have earned and banked:

●	33.3% of the target number of shares tied to the rTSR PSUs based on our 12-month rTSR performance for 2025 of +82.6pp relative to Index;
●	78.3% of the target number of shares tied to the non-GAAP gross margin PSUs based on non-GAAP gross margin of 38.7% over the four quarters in 2025; and
●	none of the shares tied to the non-GAAP earnings per share PSUs (applicable to our CEO only).

No PSUs earned during 2025 will vest until the end of the three-year performance period.

The chart set forth below shows the time-based RSUs (which vest in three equal installments on each of the first three anniversaries of the grant date) and the PSUs awarded under the 2025 LTI Plan.

	2025 LTI Time-Based	2025 LTI Performance
	Restricted Stock	Stock Units Granted
	Units Granted	(At Target)
Name	(#)	(#)
Stephen Kelley	27,388	42,135
Paul Oldham	10,112	10,111
Eduardo Bernal Acebedo	10,112	10,111
Elizabeth Vonne	5,899	5,898
John Donaghey	7,163	7,162

2024 Long-Term Incentive Awards

The chart set forth below shows the time-based RSUs (which vest in three equal installments on each of the first three anniversaries of the grant date) and the PSUs awarded under the 2024 long-term incentive program and earned as a result of the rTSR and non-GAAP gross margin performance for 2024 and 2025.

As of December 31, 2025, participants have earned and banked:

●	62.3% of the target number of shares tied to the rTSR PSUs based on our 24-month rTSR performance for 2024-2025 of +85.6pp relative to Index (33.3%) and our 12-month rTSR performance for 2024 of -6.3pp relative to Index (29.0%); and
●	78.3% of the target number of shares tied to the non-GAAP gross margin PSUs based on non-GAAP gross margin of 38.7% over the four consecutive quarters in 2025.

No PSUs earned during 2025 will vest until the end of the three-year performance period. Consistent with the design of the 2025 LTI Plan, if the performance results of the 36-month period, as applied to all of the rTSR PSUs, exceeds the sum of the 12-month, 24-month, and 36-month performance periods, each as applied to one-third of the rTSR PSUs, then the performance results for the 36-month performance period will be the rTSR achievement for all of the rTSR PSUs (up to 200%).

The chart on the following page shows the time-based RSUs (which vest in three equal installments on each of the first three anniversaries of the grant date) and the PSUs awarded under the 2024 LTI Plan.

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	2024 LTI Time-Based	2024 LTI Time-Based	2024 LTI Performance	2024 LTI Performance
	Restricted Stock	Restricted Stock Units	Stock Units Granted	Stock Units Vested
	Units Granted	Vested in 2025	(At Target)	In 2025
Name	(#)	(#)	(#)	(#)
Stephen Kelley	31,348	10,450	31,348	—
Paul Oldham	9,796	3,266	9,796	—
Eduardo Bernal Acebedo	14,694	4,898	14,694	—
Elizabeth Vonne	5,877	1,959	5,877	—
John Donaghey	7,837	2,613	7,837	—

2023 Long-Term Incentive Awards

The PSUs awarded in 2023 under the 2023 long-term incentive program (“2023 LTI Plan”) under our 2017 Omnibus Incentive Plan were eligible to be earned and vested on the basis of the Company’s rTSR performance relative to Index over the three-year performance period from January 1, 2023 to December 31, 2025 and the Company’s non-GAAP gross margin performance measured over any four consecutive quarters in the three-year performance period, as shown below.

2023 LTI Performance Stock Unit Performance Goals
		Threshold	Target	Stretch
		(0 - 50%	(100%	(200%
Financial Performance Metric	Weight	payout) (1)	payout)	payout)
Relative Total Shareholder Return	70%	-50pp to Index	At Index	+50pp to Index
Non-GAAP Gross Margin Percentage (2)	30%	37%	40%	42%

_______________

(1)	Achievement at threshold would result in a 0% payout for rTSR and a 50% payout for each of non-GAAP Gross Margin Percentage and non-GAAP Earnings per Share.
(2)

Non-GAAP Gross Margin Percentage refers to the Company’s non-GAAP gross margin from continuing operations, which excludes non-cash related charges (such as stock-based compensation) and non-recurring items (such as acquisition related costs and facility expansion, relocation, and restructuring related costs).

Our Compensation Committee determined that, as of December 31, 2025, participants earned and vested:

●	200% of the target number of shares tied to the rTSR PSUs based on our 36-month rTSR performance for 2023-2025 of +114.0pp relative to Index; and
●	78.3% of the target number of shares tied to the non-GAAP gross margin PSUs based on non-GAAP gross margin of 38.7% over the four consecutive quarters in 2025,

which resulted in overall achievement for the 2023 LTI Plan of 163.5% of target.

The chart set forth below shows the time-based RSUs (which vest in three equal installments on each of the first three anniversaries of the grant date) and the PSUs awarded under the 2023 LTI Plan under our 2017 Omnibus Incentive Plan and earned as a result of the performance described above.

	2023 LTI Time-Based	2023 LTI Time-Based	2023 LTI Performance	2023 LTI Performance
	Restricted Stock	Restricted Stock Units	Stock Units Granted	Stock Units Vested
	Units Granted	Vested in 2025	(at Target)	In 2025
Name	(#)	(#)	(#)	(#)
Stephen Kelley	32,849	10,950	32,849	53,704
Paul Oldham	9,460	3,153	9,460	15,466
Eduardo Bernal Acebedo	8,409	2,803	8,409	13,747
Elizabeth Vonne	5,255	1,752	5,255	8,591
John Donaghey	5,255	1,752	5,255	8,590

Additional information regarding the number of RSUs that vested under our 2023, 2024, and 2025 LTI Plans for each named executive officer in 2025 can be found below in the “2025 Option Exercises and Stock Vested” table and information regarding the number of RSUs that are unvested but remain outstanding for each named executive officer can be found below in the “2025 Outstanding Awards at Fiscal Year End” table.

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Other Benefits

The executive officers were eligible to participate in health and welfare benefits as offered in the country of employment. These benefits are designed to attract and retain a skilled workforce in a competitive marketplace. These benefits also help ensure that the Company has a healthy and focused workforce through reliable and competitive health and other personal benefits. These benefits were considered in relation to the total compensation package but did not materially impact decisions regarding other elements of executive officer compensation.

All U.S.-based employees of the Company, including the named executive officers, are eligible to participate in the Company’s 401(k) savings plan and are eligible to receive matching contributions from the Company. This plan is considered a safe-harbor plan which matches 100% of the employee’s contributions on the first three percent (3%), then fifty percent (50%) of the next two percent (2%) of contributions. The Company’s 401(k) savings plan has immediate vesting of the Company’s matching contributions.

Our U.S.-based named executive officers were entitled to a preventative care medical benefit of an annual physical with a dollar value of up to $3,500 per calendar year (or in the case of Mr. Kelley, our Chief Executive Officer, up to $5,500 per calendar year).  Mr. Bernal Acebedo is not eligible for this benefit because he is based outside of the U.S.

Deferred Compensation Plan

In 2021, the Company established a deferred compensation plan that commenced in 2022. The plan allows a group of management employees, including the named executive officers, to defer a portion of their cash or equity-based compensation.

The Company will also credit to each participant’s account under the plan an amount equal to the employer matching contribution that would have been made for the participant under the Company’s 401(k) plan that could not be made under that plan due to limitations under the tax code. The Company also may make discretionary contributions to participants’ accounts in the plan.

Earnings and losses on amounts deferred under the plan will be determined on the basis of the participants’ deemed investments of their account balances into investment alternatives selected by participants from alternatives made available by the Compensation Committee from time to time, which may include commercially available investments or Company stock.

Generally, distributions under the plan will be paid in a cash lump sum or in Advanced Energy Common Stock (aligned with their deemed investments) six months after the participant’s separation from service unless the participant has elected to receive annual installments over a period of up to ten years or the participant has begun receiving distributions as a result of an election to receive distributions on a specified date prior to separation from service. A participant also may elect to receive distributions on the participant’s death or disability.

All company contributions to this plan for 2025 are disclosed in the “Summary Compensation Table for 2025” (the “Summary Compensation Table”) and the “Non-Qualified Deferred Compensation” sections below.

Tax and Accounting Implications

When determining the compensation packages of our named executive officers, the Compensation Committee considers all factors that may have an impact on our financial performance, such as accounting rules and tax regulations, including Section 162(m) of the Internal Revenue Code. Section 162(m) generally disallows a tax deduction to publicly traded corporations for compensation in excess of $1 million paid for any fiscal year to certain covered employees, generally including our named executive officers. The Compensation Committee believes that the tax deduction limitation should not compromise the Company’s ability to design and maintain executive compensation arrangements necessary to attract and retain strong executive talent. Accordingly, achieving the desired flexibility in the design and delivery of compensation may result in compensation that in certain cases is not deductible for federal income tax purposes.

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Response to the 2025 Advisory Vote on Executive Compensation

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act and the SEC’s rulemakings thereunder, we offered our stockholders an advisory vote on executive compensation as set forth more fully in our 2025 proxy statement. As reported on the Current Report on Form 8-K filed with the SEC on April 25, 2025, over 30.2 million shares of our Common Stock voted in favor of the executive compensation paid to our named executive officers at our 2025 Annual Meeting, representing approximately 86% of the votes cast on the proposal. In light of this approval rate, our Compensation Committee believed that no significant changes to our compensation programs were required. We will continue to carefully consider our annual votes in making future compensation decisions. We value the feedback of all of our stockholders and encourage all of our stockholders to vote on Proposal No. 3 (Advisory Approval of the Company’s Named Executive Officer Compensation) as contained in this proxy statement.

Insider Trading Policy

We have adopted an Insider Trading Policy governing the purchase, sale, and/or other dispositions of the Company’s securities that applies to all directors, officers, and employees, as well as the Company itself. We believe our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable listing standards. A copy of our Insider Trading Policy can be found as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 Form 10-K”).

Anti-Hedging and Anti-Pledging Policies

Our Insider Trading Policy prohibits all employees, officers, directors and their immediate family and controlled entities from engaging in any hedging or pledging transactions with respect to the Company’s Common Stock.

Clawback Policy

We maintain the Advanced Energy Industries, Inc. Compensation Clawback Policy (the “Clawback Policy”), which complies with the applicable listing rules of The Nasdaq Stock Market, Section 10D of the Exchange Act, and Rule 10D-1 promulgated thereunder. In the event of an accounting restatement (i) due to material noncompliance with any financial reporting requirement under the securities law or (ii) that corrects an error that is not material to previously issued financial statements, but would result in a material misstatement if the error were not corrected in the current period or left uncorrected in the current period, the Clawback Policy requires the Company to recover from Section 16 officers (including our named executive officers) the amount of incentive-based compensation received that exceeds the amount of incentive-based compensation that otherwise would have been received had it been determined based on restated amounts.

The Clawback Policy operates in addition to, and not in lieu of, any other rights of the Company to recoup or recover incentive awards under applicable laws and regulations, including the Sarbanes-Oxley Act of 2002 and the Dodd-Frank Act. The Company to date has not sought to recoup any payments under this Clawback Policy. We review our Clawback Policy periodically and will amend or update it as necessary to comply with the applicable regulations and any new requirements.

Stock Ownership Guidelines

We maintain Stock Ownership Guidelines that are applicable to the Chief Executive Officer, the named executive officers reporting to the Chief Executive Officer, other members of management at the executive vice president level and above, and non-employee members of the Board of Directors. The Stock Ownership Guidelines provide that (a) the Chief Executive Officer should own an amount of stock of the Company with a value equal to at least five (5) times his or her annual base salary (excluding any bonus, award or special compensation), (b) the named executive officers reporting to the Chief Executive Officer and any member of management at the executive vice president level and above should own an amount of stock of the Company with a value equal to at least three (3) times his or her annual base salary (excluding any bonus, award or special compensation), and (c) non-employee members of the Board of Directors should own an amount of

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2026 ANNUAL
PROXY STATEMENT

stock of the Company with a value equal to at least five (5) times the annual retainer for Board service (exclusive of any compensation for Committee service, meeting fees, leadership roles and the like), based in each case, on the volume weighted average closing price of the Company’s stock for thirty days ended immediately prior to March 31 of the applicable year (or another determination date of the Compensation Committee’s choosing) and subject to the terms in the Stock Ownership Guidelines. Unearned PSUs and unexercised stock options are not considered when determining whether an individual meets the applicable ownership guideline. The Stock Ownership Guidelines provide for a phase-in period over five years to achieve the respective ownership goal. The Chief Executive Officer, named executive officers, and non-employee members of the Board either currently conform to the Stock Ownership Guidelines or are on track to fully comply within the five-year time period.

Change in Control and General Severance Agreements

The Company maintains executive change in control and general severance agreements (the “agreements”) with each of the named executive officers. The agreements provide each of the executive officers with severance payments and certain benefits in the event of a termination without cause or for good reason (as defined in the agreements) at any time (known as the “General Severance Benefits”), or a termination without cause or for good reason (as defined in the agreements) following or within the 90 days preceding a change in control (known as “CIC Benefits”). The Company provides CIC Benefits in order to keep management focused on the Company’s stated corporate objectives irrespective of whether the achievement of such objectives makes the Company attractive for acquisition, and to avoid the distraction and loss of key management that could occur in connection with a rumored or actual change in corporate control. The Company decided to also provide General Severance Benefits in these agreements after determining that such benefits were commonly provided by the Company’s peers. The Board approved the terms and conditions of the agreements upon the Compensation Committee’s recommendation and based on consideration of marketplace benchmark data and the Company’s retention objectives.

Under these agreements, if the executive’s employment is terminated without cause or for good reason (and not in connection with a change in control), then the General Severance Benefits provided to the executive are: (a) all then accrued compensation for the year in which the termination is effected, (b) a lump sum payment equal to one (1x) times (or in the case of the Chief Executive Officer, one and a half (1.5x) times) the executive’s then current annual base salary, (c) a lump sum payment equal to a pro-rata portion of executive’s target bonus for the year in which the termination is effected, (d) continuation of medical benefits for up to twelve (12) months following the date of termination, (e) a lump sum payment equal to the contributions that would have been made to the Company’s retirement plans on the executive’s behalf, if the executive had continued to be employed for twelve (12) months following the date of termination, and (f) reimbursement, up to $15,000, for outplacement services.

Under these agreements, if an executive’s employment is terminated without cause or for good reason within eighteen (18) months following or within ninety (90) days preceding a change in control, the CIC Benefits provided to the executive are: (a) all then accrued compensation for the year in which the termination is effected, (b) a lump sum payment equal one and a half (1.5x) times (or in the case of the Chief Executive Officer, two (2x) times) the executive’s then current annual base salary and target bonus for the year in which the termination is effected, (c) continuation of medical benefits for up to eighteen (18) months following the date of termination, (d) a lump sum payment equal to the contributions that would have been made to the Company’s retirement plans on the executive’s behalf, if the executive had continued to be employed for eighteen (18) months following the date of termination, (e) reimbursement, up to $15,000 (or in the case of the Chief Executive Officer, $25,000), for outplacement services, and (f) full vesting of all RSUs and PSUs (at an assumed maximum performance attainment) then held by the executive and full vesting and right to exercise all stock options then held by the executive.

The payment of the General Severance Benefits and CIC Benefits under these agreements are conditioned upon the executive’s execution of a full release of claims against the Company.

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2026 ANNUAL
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Compensation Risk Assessment

In 2025, the Compensation Committee, with the assistance of our compensation consultant, Compensia, reviewed the formal risk assessment for all our incentive compensation programs that have material impact on our financial statements. In conducting such review, the Compensation Committee considered key information about each incentive compensation plan within our compensation program, including the number of participants, target annual awards, performance metrics, and design features. As a result of such review, the Compensation Committee determined that none of our incentive plans presents a material adverse risk to the financial statements of the Company.

Compensation Committee Report

The Compensation Committee of the Board has reviewed and discussed with management the above Compensation Discussion and Analysis for fiscal year 2025. Based upon the review and discussions, the Compensation Committee recommended to the Board, and the Board has approved, that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement for its 2026 Annual Meeting.

This report is submitted by the Compensation Committee.

Frederick A. Ball, Chair

Anne T. DelSanto

Tina M. Donikowski

John A. Roush

The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates such information by reference in a document filed under the Securities Act or the Exchange Act.

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Equity Compensation Plan Information

The Company currently maintains two equity compensation plans, each of which were approved by the Company’s stockholders: The Omnibus Incentive Plan and the Employee Stock Purchase Plan (“ESPP”). The Omnibus Incentive Plan replaced and superseded the Company’s 2017 Omnibus Incentive Plan, as amended (the “Prior Plan”), which terminated on April 27, 2023, following stockholders’ approval of the Omnibus Incentive Plan. Although options remain outstanding under the Prior Plan, no shares are available for future equity grants.

The following table sets forth the number of shares of Common Stock subject to outstanding options and other rights, the weighted-average exercise price of outstanding options, and the number of shares remaining available for future award grants as of December 31, 2025, in the equity compensation plans.

	A		B		C
Number of securities
remaining available
	Number of securities				for issuance under
	to be issued upon		Weighted average		equity compensation
	exercise of outstanding		exercise price of		plans (excluding
	options, warrants,		outstanding options,		securities reflected
	and rights		warrants, and rights		in column (A)
Plan Category	(#)		($)		(#)
Equity Compensation plans approved by security holders	354,747	(1)	85.97	(2)	1,874,474	(3)
Equity compensation plans not approved by security holders	—		—		—
Total	354,747	(1)	85.97	(2)	1,874,474	(3)
(1)	Includes shares underlying PSUs granted under the Omnibus Incentive Plan and shares underlying PSUs and options granted under the Prior Plan.
(2)	Calculated only with respect to options granted under the Prior Plan and does not take the aforementioned PSUs into account.
(3)	Includes 497,273 shares available for future issuance under the ESPP.

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2026 ANNUAL
PROXY STATEMENT

Management

Executive officers of the Company are appointed by the Board and serve until their successors have been appointed and qualified or until their earlier resignation or removal by the Board. The following table sets forth names and ages of our current executive officers of the Company and their respective positions with the Company as of the date of mailing this proxy statement.

Name	Age	Position	Principal Occupation and Business Experience

STEPHEN KELLEY	63	President, Chief Executive Officer and Director

Mr. Kelley has served as President & Chief Executive Officer, and as a member of Board of Directors of the Company since March 2021. Mr. Kelley served as President & CEO of Amkor Technology, Inc. (Nasdaq: AMKR), a publicly traded leading semiconductor package and test company, from May 2013 to June 2020. Prior to joining Amkor, Mr. Kelley served as Senior Advisor to Advanced Technology Investment Company, the Abu Dhabi-sponsored investment company that owns GlobalFoundries, until December 2012. Mr. Kelley served as Executive Vice President and Chief Operating Officer of Cree Inc. (now Wolfspeed, Inc., NYSE: WOLF) from 2008 to 2011. Previously, Mr. Kelley held executive leadership roles of various businesses at companies including Texas Instruments, Philips Semiconductors, National Semiconductor, and Motorola. Mr. Kelley currently serves on the board of directors of ONTO Innovation Inc. (NYSE: ONTO), a leader in the process control for the semiconductor and related industries, since January 2023. Mr. Kelley holds an SB ChE from the Massachusetts Institute of Technology and a JD from Santa Clara University.

PAUL OLDHAM	63	Executive Vice President, Chief Financial Officer

Mr. Oldham joined the Company in May 2018 as its Executive Vice President & Chief Financial Officer. Previously Mr. Oldham served as the Senior Vice President of Administration, Chief Financial Officer and Corporate Secretary of Electro Scientific Industries, Inc., a developer and manufacturer of laser-based production equipment (“ESI”), from February 2016, until December 2017, and as the Vice President of Administration, Chief Financial Officer and Corporate Secretary of ESI from January 2008, until February 2016. Prior to joining ESI, Mr. Oldham was employed at Tektronix, Inc., a test, measurement, and monitoring company, since 1988, where he held several senior leadership positions, including Vice President Finance and Corporate Controller, Vice President - Treasurer and Investor Relations and European Operations Controller. Mr. Oldham has a bachelor’s degree in Accounting and an MBA in accounting and finance from Brigham Young University.

EDUARDO BERNAL ACEBEDO	59	Executive Vice President, Chief Operations Officer

Mr. Bernal Acebedo joined the Company in September 2021 as Executive Vice President and Chief Operations Officer and is based in Singapore. Mr. Bernal Acebedo has more than 30 years of experience managing global operations in the semiconductor industry and has successfully led large, complex, global organizations through phases of significant growth and transformation. He joined the Company from NXP Semiconductors (Nasdaq: NXPI), where he was senior vice president of assembly and test operations, responsible for a global footprint of multiple factories with a team of 12,000 employees. Prior to that, Mr. Bernal Acebedo was with Texas Instruments, where he held various leadership roles in operations, manufacturing, planning, and quality. Mr. Bernal Acebedo holds a Bachelor of Science degree in Industrial Engineering from the Technological Institute of Aguascalientes in Mexico and is a graduate of the Leading Organization & Change program from the Massachusetts Institute of Technology.

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Name	Age	Position	Principal Occupation and Business Experience

ELIZABETH VONNE	53	Executive Vice President, General Counsel & Corporate Secretary

Ms. Vonne joined the Company in April 2022 as Executive Vice President, General Counsel and Corporate Secretary. Ms. Vonne has more than 20 years of experience in the legal field. She joined the Company from Mesa Laboratories, Inc., a multinational manufacturer of critical quality control and life science tools, where she served as Vice President, Legal, General Counsel, and Secretary. Prior to that, Ms. Vonne was a Partner at Davis, Graham & Stubbs LLP, a leading law firm that focuses on corporate transactions, complex litigation, and regulatory compliance. Previously, she was an Associate Attorney at a multinational law firm in New York City. Ms. Vonne holds a Juris Doctor from Columbia Law School and a Bachelor of Arts degree from Amherst College.

JOHN DONAGHEY	57	Executive Vice President, Chief Commercial Officer

Mr. Donaghey joined the Company in July 2021 as Senior Vice President, Global Sales, became Executive Vice President, Global Sales in July 2022, and as of February 2026, serves as Executive Vice President, Chief Commercial Officer. Mr. Donaghey served in senior sales and business leadership roles at Amkor Technology, Inc. (Nasdaq: AMKR), a publicly traded leading semiconductor package and test company, for seven years, most recently as global leader of sales. Prior to that, Mr. Donaghey was with Texas Instruments (Nasdaq: TXN) from 1991 to 2014 in various leadership, sales, and marketing roles. Mr. Donaghey holds a Bachelor of Science degree in electrical engineering from Texas A&M University and a Master of Business Administration from Southern Methodist University.

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2026 ANNUAL
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Summary Compensation Table for 2025

The following table shows compensation information for fiscal 2023, 2024, and 2025 for the named executive officers. We did not have any other executive officers during fiscal 2025.

							Change in
							Pension Value
							and
							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Name and Principal Position	Year	($)	($)	($)(1)	($)	($)(2)	($)	($)(3)	($)
Stephen Kelley	2025	977,792	—	8,426,221	—	1,767,095	—	16,100	11,187,208
President and	2024	949,999	—	6,693,832	—	1,099,625	—	18,505	8,761,961
Chief Executive Officer	2023	947,917	—	6,451,901	—	1,191,063	—	16,350	8,607,231

Paul Oldham	2025	558,979	—	2,530,310	—	687,344	—	17,350	3,793,983
Executive Vice President	2024	536,000	—	2,091,769	—	421,492	—	39,702	3,088,963
and Chief Financial	2023	534,000	—	1,858,048	—	456,541	—	51,976	2,900,565
Officer
Eduardo Bernal Acebedo	2025	544,340	—	2,530,310	—	723,799	—	154,132	3,952,581
Executive Vice President	2024	481,758	—	3,137,654	—	412,669	—	145,584	4,177,665
and Chief Operations	2023	453,663	—	1,651,616	—	419,001	—	150,126	2,674,406
Officer
Elizabeth Vonne	2025	474,000	—	1,476,048	—	583,015	—	17,640	2,550,703
Executive Vice President	2024	451,000	—	1,254,933	—	354,982	—	30,377	2,091,292
General Counsel and	2023	408,750	—	1,032,147	—	308,423	—	16,781	1,766,101
Secretary
John Donaghey	2025	483,958	—	1,792,358	—	595,289	—	33,983	2,905,588
Executive Vice President	2024	460,000	—	1,673,458	—	362,066	—	37,437	2,532,961
and Chief Commercial Officer	2023	458,958	—	1,032,133	—	392,173	—	42,219	1,925,483

(1)	Stock Awards listed for 2025 relate to the Omnibus Incentive Plan and the value of such Stock Awards represents the full grant date value in accordance with FASB ASC Topic 718 of: (a) time-based RSUs with one-third vesting on each anniversary of the date of grant and (b) PSUs that may vest during a three-year period contingent on achievement of certain performance goals. The value of the 2025 PSUs is shown in the table assuming the target performance goals were met. The assumptions used to calculate the value of Stock Awards are set forth under Note 1 of the Notes to Consolidated Financial Statements included in the 2025 Form 10-K filed with the SEC on February 13, 2026. The values of the 2023 PSUs shown in the table for 2023 have been corrected from the amounts shown in our Definitive Proxy Statement on Schedule 14A filed on March 15, 2024 to reflect the accurate FASB ASC Topic 718 grant date fair values. Due to an administrative error, those values were erroneously calculated in such Definitive Proxy Statements as the target number of PSUs multiplied by the closing stock price on the date of grant rather than as the grant date fair values pursuant to FASB ASC Topic 718. The values shown in the Total column for 2023 have also been corrected to reflect the corrections to the values of the 2023 PSUs.
(2)	For each named executive officer, the amount shown in this column represents the amount earned under the STI Plan with respect to the year shown, though the amounts were actually paid in the subsequent fiscal year pursuant to the terms of the STI Plan.
(3)	All Other Compensation amounts for 2025 include the following: (i) a 401(k) employer matching contribution (Mr. Kelley - $14,000; Mr. Oldham – $14,000; Ms. Vonne - $14,000; Mr. Donaghey - $14,000); (ii) a Company contribution to the non-qualified deferred compensation plan (Mr. Donaghey - $19,846); and (iii) an executive physical benefit (Mr. Kelley - $2,100; Mr. Oldham - $3,350; and Ms. Vonne - $3,500). All Other Compensation for 2025 for Mr. Bernal Acebedo also includes allowances for transportation and housing in the amount of $108,771, and his annual wage supplement, or AWS, which is a common pay practice equal to one month’s salary for employees in Singapore, of $45,362. Mr. Bernal Acebedo’s allowances for transportation and his AWS were paid in SGD and converted to USD using an average exchange rate of 0.7747 for December 2025.

50

2026 ANNUAL
PROXY STATEMENT

2025 Grants of Plan-Based Awards

The following table shows all plan-based awards for each of the named executive officers during 2025. The unvested portion of the stock awards identified in the table below are also reported in the “2025 Outstanding Equity Awards at Fiscal Year-End” table that follows below.

											All Other
										All Other	Option
										Stock	Awards:
										Awards:	Number of	Exercise or	Grant Date
		Estimated Future Payouts Under Non-Equity			Estimated Future Payouts Under Equity					Number of	Securities	Base Price of	Fair Value of
		Incentive Plan Awards (1)			Incentive Plan Awards (2)					Shares of	Underlying	Option	Stock and
	Grant	Threshold	Target	Maximum	Threshold		Target		Maximum	Stock or Units	Options	Awards	Option Awards
Name	Date	($)	($)	($)	(#)		(#)		(#)	(#)(3)	(#)(4)	($/share)	($)(4)
Stephen		611,875	1,223,750	2,447,500	-		-		-	-	-	-
Kelley	3/1/2025	-	-	-	-		-		-	27,388	-	-	3,154,276
	3/1/2025	-	-	-	13,694		42,135		84,270	-	-	-	5,271,945
Paul Oldham		238,000	476,000	952,000	-		-		-	-	-	-
	3/1/2025	-	-	-	-		-		-	10,112	-	-	1,164,599
	3/1/2025	-	-	-	1,517		10,111		20,222	-	-	-	1,365,711
Eduardo Bernal		250,623	501,246	1,002,492	-		-		-		-	-
Acebedo	3/1/2025	-	-	-	-		-		-	10,112	-	-	1,164,599
	3/1/2025	-	-	-	1,517		10,111		20,222		-	-	1,365,711
Elizabeth		201,875	403,750	807,500	-		-		-	-	-	-
Vonne	3/1/2025	-	-	-	-	-	-	-	-	5,899	-	-	679,388
	3/1/2025	-	-	-	885		5,898		11,796	-	-	-	796,660
John		206,125	412,250	824,500	-		-		-	-	-	-
Donaghey	3/1/2025	-	-	-	-		-		-	7,163	-	-	824,963
	3/1/2025	-	-	-	1,074		7,162		14,324	-	-	-	967,396
(1)	Amounts shown are estimated payouts for 2025 under the Company’s STI Plan. The target bonus amount equals a specified percentage of each named executive officer’s base salary as of December 31, 2025, as described in more detail above under “Components of Executive Compensation—Short-Term Incentive Compensation.” The maximum amount shown is 200% of the target bonus amount for each of the named executive officers. Actual bonuses received by these named executive officers for 2025 (including proration for partial year service) are reported in the Summary Compensation Table under the column entitled “Non-Equity Incentive Plan Compensation.”
(2)	Reflects the PSUs that vest upon the Company’s achievement of certain performance goals during the three-year period of 2025-2027. These awards are described in more detail above under “Components of Executive Compensation—Long-Term Incentive Compensation.”
(3)	Reflects RSUs that vest 1/3 on each anniversary of the grant date. These awards are described in more detail above under “Components of Executive Compensation—Long-Term Incentive Compensation.”
(4)	The value of the time-based RSUs and PSUs are based on the fair value as of the grant date of such award determined pursuant to FASB ASC Topic 718.

51

2026 ANNUAL
PROXY STATEMENT

2025 Outstanding Equity Awards at Fiscal Year-End

The following table shows all outstanding equity awards held by the named executive officers as of December 31, 2025. Some of the following awards identified in the table below are also reported in the “2025 Grants of Plan-Based Awards” table above.

	Option Awards					Stock Awards
			Equity Incentive						Equity Incentive	Equity Incentive
			Plan Awards:						Plan Awards:	Plan Awards:
	Number of	Number of	Number of						Number of	Market or Payout
	Exercisable	Unexercisable	Securities			Number of		Market Value	Unearned	Value of
	Securities	Securities	Underlying			Shares or Units		of Shares or	Shares, Units or	Unearned Shares,
	Underlying	Underlying	Unexercised	Option		of Stock That		Units of Stock	Other Rights	Units or Other
	Unexercised	Unexercised	Unearned	Exercise	Option	Have Not		That Have Not	That Have Not	Rights That Have
	Options	Options	Options	Price	Expiration Date	Vested		Vested	Vested	Not Vested
Name	(#)	(#)	(#)	($)	(1)	(#)		($)	(#) (7)	($) (7)
Stephen Kelley	11,154	—	—	85.97	3/16/2032	59,235	(2)	12,402,032	106,332	22,262,731

Paul Oldham	—	—	—	—	—	19,795	(3)	4,144,479	29,367	6,148,569

Eduardo Bernal Acebedo	6,042	—	—	85.97	3/16/2032	22,711	(4)	4,755,002	33,214	6,954,015

Elizabeth Vonne	—	—	—	—	—	11,568	(5)	2,421,992	17,030	3,565,571

John Donaghey	9,760	—	—	85.97	3/16/2032	14,138	(6)	2,960,073	20,254	4,240,580

(1)	All options expire 10 years following the date of grant and vest one-third per year on each of the first three anniversaries of the date of grant.
(2)	10,949 shares vest on March 1, 2026 from the 2023 LTI Plan; 10,449 shares vest on March 1, 2026, and 10,449 shares vest on March 1, 2027, both from the 2024 LTI Plan; 9,130 shares vest on March 1, 2026, 9,129 shares vest on March 1, 2027, and 9,129 shares vest on March 1, 2028, all from the 2025 LTI Plan.
(3)	3,153 shares vest on March 1, 2026 from the 2023 LTI Plan; 3,265 shares vest on March 1, 2026, and 3,265 shares vest on March 1, 2027, both from the 2024 LTI Plan; 3,371 shares vest on March 1, 2026, 3,371 shares vest on March 1, 2027, and 3,370 shares vest on March 1, 2028, all from the 2025 LTI Plan.
(4)	2,803 shares vest on March 1, 2026 from the 2023 LTI Plan; 4,898 shares vest on March 1, 2026, and 4,898 shares vest on March 1, 2027, both from the 2024 LTI Plan; 3,371 shares vest on March 1, 2026, 3,371 shares vest on March 1, 2027, and 3,370 shares vest on March 1, 2028, all from the 2025 LTI Plan.
(5)	1,751 shares vest on March 1, 2026 from the 2023 LTI Plan; and 1,959 shares vest on March 1, 2026 and 1,959 shares vest on March 1, 2027, both from the 2024 LTI Plan; 1,967 shares vest on March 1, 2026, 1,966 shares vest on March 1, 2027, and 1,966 shares vest on March 1, 2028, all from the 2025 LTI Plan.
(6)	1,751 shares vest on March 1, 2026 from the 2023 LTI Plan; 2,612 shares vest on March 1, 2026, and 2,612 shares vest on March 1, 2027, both from the 2024 LTI Plan; 2,388 shares vest on March 1, 2026, 2,388 shares vest on March 1, 2027, and 2,387 shares vest on March 1, 2028, all from the 2025 LTI Plan.
(7)	To align with how awards are tracked, Equity Incentive Plan Awards values are based on achievement of target at 100%.

52

2026 ANNUAL
PROXY STATEMENT

2025 Option Exercises and Stock Vested

The following table shows all stock awards vested and value realized upon vesting by the named executive officers during 2025. No stock options were exercised by the named executive officers during 2025. The shares acquired on vesting listed below include shares from the 2022, 2023, and 2024 Plans, as disclosed in previous proxy statements.

	Option Awards		Stock Awards
	Number of		Number of
	Shares	Value	Shares		Value
	Acquired on	Realized	Acquired on		Realized
	Exercise	on Exercise	Vesting		on Vesting
Name	(#)	($) (1)	(#)		($) (2)
Stephen Kelley	—	—	56,342	(3)	6,836,460
Paul Oldham	18,126	1,217,161	16,513	(4)	2,002,196
Eduardo Bernal Acebedo	12,084	311,526	17,019	(5)	2,052,763
Elizabeth Vonne	—	—	8,735	(6)	1,015,099
John Donaghey	—	—	9,800	(7)	1,182,730
(1)The value realized equals the market value of the Company’s Common Stock when exercised less the exercise price, multiplied by the number of shares acquired on exercise.
(2)The value realized equals the market value of the Company’s Common Stock on the release date, multiplied by the number of shares that vested.
(3)Of this number, 24,669 shares were withheld by the Company to cover tax withholding obligations.
(4)Of this number, the Company withheld 5,736 shares to cover tax withholding obligations and deferred 3,153 shares until 12 months after separation of service pursuant to Mr. Oldham’s election under the Company’s non-qualified deferred compensation plan.
(5)Of this number, no shares were withheld by the Company to cover tax withholding obligations.
(6)Of this number, the Company withheld 3,675 shares to cover tax withholding obligations and deferred 438 shares until the earlier of 12 months after separation of service or January 1, 2037, pursuant to Ms. Vonne’s election under the Company’s non-qualified deferred compensation plan.
(7)Of this number, the Company withheld 3,022 shares to cover tax withholding obligations and deferred 1,738 shares until 18 months after separation of service pursuant to Mr. Donaghey’s election under the Company’s non-qualified deferred compensation plan.

Pension Benefits

Advanced Energy’s named executive officers do not participate in any defined-benefit pension plan. Advanced Energy does not maintain any plan for our named executives that provides for payment or other benefits at, following, or in connection with retirement other than the tax-qualified 401(k) plan, a defined contribution plan.

53

2026 ANNUAL
PROXY STATEMENT

Non-Qualified Deferred Compensation

As described above, the Company adopted a non-qualified deferred compensation plan in 2021 that became effective in 2022. There were no material changes to this plan in 2025. The following table shows the contributions, earnings, and account balances under the non-qualified deferred compensation plan for each of our named executive officers in 2025.

		Executive	Registrant	Aggregate	Aggregate	Aggregate
		Contributions in	Contributions in	Earnings in Last	Withdrawals/	Balance at Last
		Last Fiscal Year	Last Fiscal Year	Fiscal Year	Distributions	Fiscal Year-End
Name		($) (2)	($) (3)	($) (4)	($)	($) (5)(6)
Stephen Kelley	(1)	—	—	—	—	—
Paul Oldham		341,249	—	700,645	—	3,058,940
Eduardo Bernal Acebedo	(1)	—	—	—	—	—
Elizabeth Vonne		47,405	—	142,726	—	579,890
John Donaghey		278,275	19,846	358,966	—	1,381,261
(1)	Mr. Kelley did not elect to participate in the non-qualified deferred compensation plan for 2025. Mr. Bernal Acebedo is not eligible to participate in the non-qualified deferred compensation plan as he is not employed in the U.S.
(2)	The executive contributions represent amounts withheld from the participant’s compensation otherwise payable during the 2025 non-qualified deferred compensation plan year and deferred into the non-qualified deferred compensation plan. All of these amounts are reflected in the Summary Compensation Table.
(3)	The registrant contributions were included in the All Other Compensation column of the Summary Compensation Table. Amounts shown reflect the Company’s matching contribution made in 2026 for the 2025 plan year.
(4)	Earnings are credited in accordance with the participant’s investment direction. These amounts represent the aggregate earnings during the 2025 non-qualified deferred compensation plan year on the accounts held for each participant, as applicable. None of these amounts are reflected in the Summary Compensation Table because they do not consist of any above-market or preferential earnings.
(5)	The aggregate balances as of December 31, 2024, were as follows: Mr. Oldham - $2,017,045; Mr. Donaghey - $724,173; Ms. Vonne - $389,759; and zero for all other executives.
(6)	Amounts reported in the Summary Compensation Table for all previous years were as follows: Mr. Oldham - $1,494,928; Mr. Donaghey - $615,563; Ms. Vonne - $359,273; and zero for all other executives.

Under the non-qualified deferred compensation plan, a group of management employees, including the named executive officers, can defer receiving a portion of their cash or equity-based compensation. The Company also credits to each participant’s account under the plan an amount equal to the employer matching contribution that would have been made for the participant under the Company’s 401(k) plan that could not be made under that plan due to limitations under the tax code. The Company also may make discretionary contributions to participants’ accounts in the plan.

Earnings and losses on amounts deferred under the plan will be determined on the basis of the participants’ deemed investments of their account balances into investment alternatives selected by participants from alternatives made available by the Compensation Committee from time to time, which may include commercially available investments or Company stock.

Generally, distributions under the plan will be paid in a cash lump sum or in Common Stock six months after the participant’s separation from service unless the participant has elected to receive annual installments over a period of up to ten years or the participant has begun receiving distributions as a result of an election to receive distributions on a specified date prior to separation from service. A participant also may elect to receive distributions on the participant’s death or disability.

54

2026 ANNUAL
PROXY STATEMENT

Potential Payments upon Termination or Change in Control

The following table describes the potential payments and benefits Messrs. Kelley, Oldham, Bernal Acebedo, and Donaghey, and Ms. Vonne would be entitled to under the Company’s compensation and benefit plans and arrangements assuming their employment terminated on December 31, 2025, due to a change in control, an involuntary termination entitling them to severance, and a voluntary termination. Payments upon a voluntary termination by the executive and upon the disability of an executive are consistent in terms of scope, terms and operation with those generally available to all salaried employees.

		Change in
		Control
		Termination		General Severance
		w/o Cause or		for Termination
		for Good Reason		w/out Cause or
Name	Benefits	(1)(2)(3)		for Good Reason		Death
Stephen Kelley	Prorated target bonus	$—		$1,223,750	(9)	$—
	Accelerated Equity	59,262,807	(4)	—		4,099,255	(13)
	Severance	1,958,000	(5)	1,468,500	(10)	—
	Target Bonus	2,447,500	(6)	—		—
	Outplacement Services	25,000	(7)	15,000	(11)	—
	Continuation of benefits	59,429	(8)	39,620	(12)	—
Paul Oldham	Prorated target bonus	—		476,000	(9)	—
	Accelerated Equity	16,441,617	(4)	—		1,389,379	(13)
	Severance	840,000	(5)	560,000	(10)	—
	Target Bonus	714,000	(6)	—		—
	Outplacement Services	15,000	(7)	15,000	(11)	—
	Continuation of benefits	68,971	(8)	45,980	(12)	—
Eduardo Bernal	Prorated target bonus	—		501,245	(9)	—
Acebedo	Accelerated Equity	19,928,046	(4)	—		1,731,281	(13)
	Severance	1,179,402	(5)	589,701	(10)	—
	Target Bonus	751,869	(6)	—		—
	Outplacement Services	15,000	(7)	15,000	(11)	—
	Continuation of benefits	51,132	(8)	34,088	(12)	—
Elizabeth Vonne	Prorated target bonus	—		403,750	(9)	—
	Accelerated Equity	9,553,134	(4)	—		821,987	(13)
	Severance	712,500	(5)	475,000	(10)	—
	Target Bonus	605,625	(6)	—		—
	Outplacement Services	15,000	(7)	15,000	(11)	—
	Continuation of benefits	76,124	(8)	50,750	(12)	—
John Donaghey	Prorated target bonus	—		412,250	(9)	—
	Accelerated Equity	13,484,684	(4)	—		1,046,850	(13)
	Severance	727,500	(5)	485,000	(10)	—
	Target Bonus	618,375	(6)	—		—
	Outplacement Services	15,000	(7)	15,000	(11)	—
	Continuation of benefits	77,818	(8)	51,879	(12)	—
(1)	Pursuant to the Executive Change in Control and General Severance Agreement entered into with each of the named executive officers, “Cause” means any of the following: (i) the executive’s (A) conviction of a felony; (B) commission of any other material act or omission involving dishonesty or fraud with respect to the Company or any of its affiliates or any of the customers, vendors, or suppliers of the Company or its affiliates; (C) misappropriation of material funds or assets of the Company for personal use; or (D) engagement in unlawful harassment or unlawful discrimination with respect to any employee of the Company or any of its subsidiaries; (ii) the executive’s continued substantial and repeated neglect of his/her duties, after written notice thereof from the Compensation Committee, and such neglect has not been cured within 30 days after the executive receives notice thereof the Compensation Committee); (iii) the executive’s gross negligence or willful misconduct in the performance of his/her duties hereunder that is materially and demonstrably injurious to the Company (either singly or on a consolidated basis); or (iv) the executive’s engaging in conduct constituting a breach of his/her written obligations to the Company or any subsidiary in respect of confidentiality and/or the use or ownership of proprietary information.
(2)	Pursuant to the Executive Change in Control and General Severance Agreement entered into with each of the named executive officers, “Good Reason” means any of the following: (i) a material reduction in the executive’s duties, level of responsibility or authority, a change in reporting structure, or if following a change in control, the executive no longer holds his/her title at a publicly traded company, without the executive’s express written consent; (ii) a more than 10% reduction in the executive’s base salary, without (A) the executive’s express written consent or (B) an increase in the executive’s benefits, perquisites and/or guaranteed bonus, which increase(s) have a value reasonably equivalent to the reduction in base salary; (iii) a more than 10% reduction in the executive’s target bonus, without (A) the executive’s express written consent or (B) a corresponding increase in the executive’s base salary; (iv) the relocation of the executive’s principal place of business to a location more than thirty-five (35) miles from the executive’s then-

55

2026 ANNUAL
PROXY STATEMENT

current principal place of business (or to a location outside Singapore, with respect to Mr. Bernal Acebedo) immediately prior to the change in control, without the executive’s express written consent; or (v) the Company’s (or its successor’s) material breach of the agreement; provided, however, that the reductions in clauses (ii) and (iii) above shall not constitute Good Reason if they occur pursuant to a Company-wide reduction of base salaries and/or bonuses. Notwithstanding the foregoing, the executive will not be considered to have terminated for Good Reason unless (A) the executive provides written notice to the Company of the circumstance(s) constituting the Good Reason event within 90 days following the initial existence of such event, (B) the Company fails to cure the Good Reason event within 30 days following its receipt of such notice, and (C) the executive provides written notice to the Company of his date of termination.
(3)	As described above in this proxy statement under the heading “Change in Control and General Severance Agreements” in the Executive Compensation section and as described in the footnotes above, under the Executive Change in Control and General Severance Agreement, in the event of an executive’s termination without “Cause” or for “Good Reason” following or preceding a change in control, all stock options, RSUs and PSUs held by the executive so terminated become fully vested and exercisable. For further information regarding the executives’ long-term equity incentive compensation and awards (including options, grants, and awards under the various long-term incentive plans) please refer to the “Executive Compensation” section of this proxy statement. Such accelerated vesting of these stock options, RSUs and PSUs could result in payouts to the executives in such circumstances.
(4)	The payments relating to equity represent the value of all unvested, accelerated stock options, time-based RSUs, and all PSUs, as of December 31, 2025, calculated by: (i) multiplying the number of accelerated option shares by the difference between the exercise price and the closing price of our Common Stock on December 31, 2025, and (ii) for RSUs, multiplying the number of accelerated restricted shares (including PSUs at maximum performance achievement) by the closing price of our Common Stock on December 31, 2025.
(5)	CEO to receive a lump sum payment equal to two (2) times and each other named executive officer to receive a lump sum payment equal to one and a half (1.5) times his or her then current annual base salary for the year in which termination is effected.
(6)	CEO to receive a lump sum payment equal to two (2) times and each other named executive officer to receive a lump sum payment equal to one and a half (1.5) times his or her then current target bonus for the year in which termination is effected.
(7)	CEO may be reimbursed for up to $25,000 in outplacement services and each other named executive officer may be reimbursed for up to $15,000 in outplacement services.
(8)	Executive to receive: (a) continuation of medical insurance for eighteen (18) months following the date of termination, and (b) an amount equal to the contributions that would have been made to the Company’s retirement plans on his or her behalf if he or she had continued to be employed for eighteen (18) months following the date of termination.
(9)	Assumes a December 31, 2025, termination date. Executive to receive a pro-rata portion of his or her then current target bonus for the year in which termination is effected.
(10)	CEO to receive a lump sum payment equal to one and a half (1.5) times his current annual base salary and each other named executive officer to receive a lump sum payment equal to one (1.0) time his or her then current annual base salary.
(11)	Executive may be reimbursed for up to $15,000 in outplacement services.
(12)	Executive to receive: (a) continuation of medical insurance for twelve (12) months following the date of termination, and (b) an amount equal to the contributions that would have been made to the Company’s retirement plans on his or her behalf if he or she had continued to be employed for twelve (12) months following the date of termination.
(13)	Executive to receive an acceleration of vesting for outstanding equity for a period of 12 months following a death.

56

2026 ANNUAL
PROXY STATEMENT

Pay versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to “Compensation Discussion and Analysis.”

							Value of Initial Fixed $100
					Average		Investment Based On:
			Summary		Summary	Average		Peer Group
	Summary		Compensation	Compensation	Compensation	Compensation	Total	Total	Net
	Compensation	Compensation	Table Total	Actually Paid	Table Total for	Actually Paid to	Shareholder	Shareholder	Income	Revenue
Fiscal	Table Total	Actually Paid	for PEO 2	to PEO 2	non-PEO NEOs	non-PEO NEOs	Return	Return	($M)	($M)
Year	for PEO 1	to PEO 1	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)
2025	$—	$—	$11,187,208	$31,559,844	$3,300,714	$9,657,616	$220.15	$236.57	$148.4	$1,798.8
2024	$—	$—	$8,761,961	$8,136,164	$2,972,720	$2,759,375	$121.24	$176.57	$54.2	$1,482.0
2023	$—	$—	$8,607,231	$11,221,436	$2,316,639	$2,881,406	$113.79	$132.15	$128.3	$1,655.8
2022	$—	$—	$7,666,604	$7,436,630	$2,427,913	$2,147,918	$89.25	$103.42	$199.7	$1,845.4
2021	$1,165,045	$834,768	$6,506,021	$5,147,912	$1,663,213	$1,170,255	$94.31	$125.35	$134.8	$1,456.0

*PEO 1Yuval Wasserman (our former President and Chief Executive Officer)

*PEO 2Steve Kelley (our current President and Chief Executive Officer)

(1)	The dollar amounts reported in column (d) are the amounts of total compensation reported for Mr. Kelley for each corresponding year in the “Total” column of the Summary Compensation Table in each applicable year. As described in footnote 1 to the Summary Compensation Table for 2025, the 2023 amounts have been corrected to reflect the accurate FASB ASC Topic 718 grant date fair values of PSUs granted during those years.
(2)	The dollar amounts reported in column (e) represent the amount of “compensation actually paid” to Mr. Kelley, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Kelley during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Kelley’s total compensation for 2025 to determine the compensation actually paid:

Reported
Summary
	Compensation	Reported Value of	Equity	Compensation
	Table Total for	Equity	Award	Actually Paid to
Year	PEO 2	Awards(a)	Adjustments(b)	PEO 2
2025	$11,187,208	$8,426,221	$28,798,857	$31,559,844

(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
(b)	The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The amounts deducted or added in calculating the total equity award adjustments for 2025 are as follows:

Year over Year
Change in Fair
		Year over Year	Value of Equity
		Change in Fair Value	Awards Granted
	Year End	of Outstanding	in Prior Years	Total Equity
	Fair Value of	and Unvested	that Vested	Award
Year	Equity Awards	Equity Awards	in the Year	Adjustments
2025	$11,459,230	$17,625,996	$(286,368)	$28,798,857

(3)	The dollar amounts reported in column (f) represent the average of the amounts reported for the Company’s named executive officers (“NEOs”) as a group (excluding Messrs. Wasserman and Kelley, as applicable) in the “Total” column of the Summary Compensation

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Table in each applicable year. As described in footnote 1 to the Summary Compensation Table for 2024, the 2023 and 2022 amounts have been corrected to reflect the accurate FASB ASC Topic 718 grant date fair values of PSUs granted during those years. The names of each of the NEOs (excluding Mr. Kelley) included for purposes of calculating the average amounts in 2025, 2024, 2023 are as follows: Paul Oldham, Eduardo Bernal Acebedo, Elizabeth Vonne, and John Donaghey. The names of each of the NEOs included for purposes of calculating the average amounts in 2022 are as follows: Paul Oldham, Eduardo Bernal Acebedo, Elizabeth Vonne, Thomas McGimpsey and John Donaghey. The names of each of the NEOs included for purposes of calculating the average amounts in 2021 are as follows: Paul Oldham, Eduardo Bernal Acebedo, Thomas McGimpsey and Dana Huth.
(4)	The dollar amounts reported in column (g) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Messrs. Wasserman and Kelley, as applicable), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Messrs. Wasserman and Kelley) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for 2025 for the NEOs as a group (excluding Mr. Kelley) to determine the compensation actually paid, using the same methodology described above in footnote 1:

Average
	Reported Summary			Average
	Compensation	Average	Average Equity	Compensation
	Table Total for	Reported Value of	Award	Actually Paid to
Year	Non-PEO NEOs	Equity Awards	Adjustments(a)	Non-PEO NEOs
2025	$3,300,714	$2,082,257	$8,439,159	$9,657,616
(a)	The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year over Year
		Year over Year	Average Change
		Average Change	in Fair Value
	Average	in Fair Value	of Equity Awards
	Year End	of Outstanding	Granted in	Total Average
	Fair Value of	and Unvested	Prior Years that	Equity Award
Year	Equity Awards	Equity Awards	Vested in the Year	Adjustments
2025	$4,002,693	$4,528,951	$(92,486)	$8,439,159

(5)	Cumulative TSR is calculated by dividing the sum of (i) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (ii) the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.
(6)	Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the following published industry index: Dow Jones US Electrical Computer & Equipment.
(7)	The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.
(8)	The dollar amounts reported represent the amount of revenue reflected in the Company’s audited financial statements for the applicable year. While the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that revenue is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to Company performance.

Financial Performance Measures

As described in greater detail in the section “Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our named executive officers to increase the value of our enterprise for our stockholders. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s named executive officers, for the most recently completed fiscal year, to the Company’s performance are as follows:

●	Revenue
●	Non-GAAP Operating Income
●	Adjusted Cash Flow
●	Non-GAAP Gross Margin Percentage
●	Relative Total Shareholder Return

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2026 ANNUAL
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Analysis of the Information Presented in the Pay Versus Performance Table

As described in detail in the section “Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay Versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance and, therefore, does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Cumulative TSR

The following graph illustrates the relationship between the amount of compensation actually paid to Mr. Kelley or Mr. Wasserman, as applicable, the average amount of compensation actually paid to the Company’s named executive officers as a group (excluding Mr. Kelley and Mr. Wasserman, as applicable), the Company’s total stockholder return, and the total stockholder return of the Dow Jones US Electrical Components & Equipment Index over the five years presented in the table. We believe the “Compensation Actually Paid” in each of the years reported above and over the five-year cumulative period are reflective of the Compensation Committee’s emphasis on “pay-for-performance” as the “Compensation Actually Paid” fluctuated year-over-year, primarily due to the result of our stock performance and our varying levels of achievement against pre-established performance goals under our short- and long-term incentive compensation programs. In fiscal year 2025, the Company significantly outperformed the peer TSR on a one-year and three-year basis, contributing to the increase in 2025 compensation actually paid.

AEIS TSR vs. Peer TSR & Compensation Actually Paid
Compensation Actually Paid ($M)
Value of $100 Investment from 12/31/2020)
$35
$30
$25
$20
$15
$10
$5
$0
$250
$200
$150
$100
$50
$0
$125.35
$103.42
$132.15
$176.57
$236.57
$94.31
$89.25
$113.79
$121.24
$220.15
$0.83
$5.15
$1.17
$7.44
$2.15
$11.22
$2.88
$8.14
$2.76
$31.56
$9.66
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
PEO 1 CAP ($M)
PEO 2 CAP ($M)
Average Non-PEO NEO CAP ($M)
AEIS TSR
Dow Jones Electrical Components & Equipment Index TSR

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2026 ANNUAL
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Compensation Actually Paid and Net Income

The following graph illustrate the relationship between the amount of compensation actually paid to Mr. Kelley or Mr. Wasserman, as applicable, the average amount of compensation actually paid to the Company’s named executive officers as a group (excluding Mr. Kelley and Mr. Wasserman, as applicable) and the Company’s net income over the five years presented in the table. While the Company does not use net income as a performance measure in the overall executive compensation program, the measure of net income is correlated with the measure Non-GAAP Operating Income which the Company does use for setting goals in the Company’s short-term incentive compensation program. As described in more detail in the section “Compensation Discussion and Analysis,” approximately 12-15% of the value of total compensation awarded to the named executive officers in 2025 consists of amounts determined under the 2025 STI Plan. Improved financial performance on a one- and three-year basis, combined with above-peer TSR performance, contributed to the increase in total 2025 compensation actually paid.

AEIS Net Income vs. Compensation Actually Paid
Compensation Actually Paid ($M)
Net Income ($M)
$35
$30
$25
$20
$15
$10
$5
$0
$250
$200
$150
$100
$50
$0
$0.83
$5.15
$1.17
$7.44
$2.15
$11.22
$2.88
$8.14
$2.76
$31.56
$9.66
$134.8
$199.7
$128.3
$54.2
$148.4
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
PEO 1 CAP ($M)
PEO 2 CAP ($M)
Average Non-PEO NEO CAP ($M)
Net Income ($M)

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2026 ANNUAL
PROXY STATEMENT

Compensation Actually Paid and Revenue

The following graph illustrates the relationship between the amount of compensation actually paid to Mr. Kelley or Mr. Wasserman, as applicable, the average amount of compensation actually paid to the Company’s named executive officers as a group (excluding Mr. Kelley and Mr. Wasserman, as applicable) and the Company’s revenue performance. While the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that revenue is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the Company’s named executive officers, for the most recently completed fiscal year, to Company performance.  As described in more detail in the section “Compensation Discussion and Analysis,” in 2025 approximately 12-15% of the value of total compensation awarded to the named executive officers consists of amounts determined under the 2025 STI Plan and approximately 67-79% of the value of total compensation awarded to the named executive officers consists of equity awards under the Company’s long-term incentive programs, including RSUs and PSUs. Improved financial performance on a one- and three-year basis, combined with above-peer TSR performance, contributed to the increase in total 2025 compensation actually paid.

AEIS Revenue vs. Compensation Actually Paid
Compensation Actually Paid ($M)
Revenue ($M)
$35
$30
$25
$20
$15
$10
$5
$0
$2,000.0
$1,800.0
$1,600.0
$1,400.0
$1,200.0
$1,000.0
$800.0
$600.0
$400.0
$200.0
$0.0
$1,456.0
$1,845.4
$1,655.8
$1,482.0
$1,798.8
$5.15
$1.17
$0.83
$7.44
$2.15
$11.22
$2.88
$8.14
$2.76
$31.56
$9.66
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
PEO 2 CAP ($M)
Average Non-PEO NEO CAP ($M)
PEO 1 CAP ($M)
Revenue ($M)

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2026 ANNUAL
PROXY STATEMENT

CEO Pay Ratio

As required by SEC rules, we are providing the following information about the ratio of the median annual total compensation of our employees and the annual total compensation of Mr. Kelley, our President and Chief Executive Officer. For the year ended December 31, 2025:

●	the median of the annual total compensation of all employees of our Company was reasonably estimated to be $13,320. The median employee identified is an Assembler I, located in Malaysia.
●	the annual total compensation of Mr. Kelley, calculated in accordance with the Summary Compensation Table rules, was $11,187,208.
●	based on this information, the ratio of the annual total compensation of our chief executive officer to the median of the annual total compensation of all other employees is estimated to be 840 to 1.

We identified the median employee by examining the base salary for all individuals we employed, excluding our CEO, on December 31, 2025, the last day of the payroll year. We included all our employees globally, whether full-time, part-time, or seasonal, including any interns, fixed term, or apprentice employees. We annualized the total actual base salary for any permanent employee that works full-time but was hired after January 1, 2025. For any employee that we paid in currency other than U.S. Dollars, we then applied the applicable average foreign currency exchange rate for December 2025, to convert such employee’s total compensation into U.S. Dollars.

Once we identified our median employee, we added together all of the elements of the median employee’s compensation for 2025 in the same way that we calculate the annual total compensation of our named executive officers in the Summary Compensation Table. The median employee’s salary was converted from Malaysian Ringgit to USD using an average exchange rate of 0.24466 for December 2025. To calculate our ratio, we divided Mr. Kelley’s annual total compensation by the median employee’s annual total compensation.

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2026 ANNUAL
PROXY STATEMENT

Certain Relationships and Related Transactions

Policies and Procedures with Respect to Related Party Transactions

The Board is committed to upholding the highest legal and ethical standards of conduct in fulfilling its responsibilities and recognizes that transactions with the Company involving related parties can present a heightened risk of potential or actual conflicts of interest. Accordingly, as a general matter, it is the policy of the Company to avoid related party transactions. Such policy is evidenced in the Board Governance Guidelines and committee charters referenced in this proxy statement and in Integrity at our Core, Advanced Energy’s Code of Ethical Conduct. The types of transactions covered by the policy are:

●	those transactions described under FASB ASC Topic 850 or required to be disclosed in the Company’s financial statements or periodic filings with the SEC under Item 404(a) of Regulation S-K;
●	any monetary engagement between the Company and a Board member or an officer; and
●	business or personal relationships between Board members.

Any related party transaction that does arise is subject to review and approval by the Audit and Finance Committee. The Audit and Finance Committee, in determining whether to approve the transaction, reviews the facts and circumstances in respect of the transaction for conflicts of interest, including the extent of the Board member or officer’s interest in the transaction, any anticipated effect on the Board member’s or officer’s independent decision-making or judgment in respect to matters affecting the Company, whether the transaction is on terms no more favorable than terms generally available to an unaffiliated third party, any anticipated effect on a Board member’s ability to commit sufficient time and attention to the Board, and other standards deemed appropriate by the committee members in light of the particular transaction being reviewed. It is the responsibility of Board members and the management team to bring any potential related party transactions to the attention of the members of the Audit and Finance Committee.

In addition, the Audit and Finance Committee is responsible for reviewing and investigating any matters pertaining to the integrity of management, including conflicts of interest and adherence to the Code. Under the Code, directors, officers, and all other members of the workforce are expected to avoid any relationships, influence, or activity that would cause or even appear to cause a conflict of interest.

Certain Transactions with Related Persons

To the Company’s knowledge, since January 1, 2025, the Company has not participated in, nor are there currently planned, any related party transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K.

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2026 ANNUAL
PROXY STATEMENT

Proposal No. 4 – approval of an AMENDMENT TO the Amended and Restated CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

What am I voting on and how should I vote?

You are being asked to approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 70,000,000 shares to 140,000,000 shares.

We believe that increasing the number of authorized shares of Common Stock will provide us with greater flexibility in considering and planning for future business needs.

The Board of Directors therefore recommends you vote “FOR” the amendment to the Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 70,000,000 shares to 140,000,000 shares.

On February 5, 2026, the Board approved, subject to approval from our stockholders at the 2026 Annual Meeting, an amendment to the Amended and Restated Certificate of Incorporation (the “Proposed Amendment”) to increase the Company’s number of authorized shares of Common Stock from 70,000,000 shares to 140,000,000 shares. The Proposed Amendment will not change the number of authorized shares of the Company’s preferred stock.

As of March 1, 2026, Advanced Energy had 37,848,305 shares of Common Stock outstanding. An additional 16,355,437 shares of Common Stock were reserved for issuance as of March 1, 2026 in connection with Advanced Energy’s equity compensation plans (2,551,700 shares available for issuance or underlying issued and outstanding equity awards), convertible notes (5,437,832 shares reserved), and hedges and warrants (8,365,905 shares reserved), leaving 15,796,258 shares of Common Stock available for issuance.

The Board believes the Proposed Amendment to increase the number of authorized shares of Common Stock is advisable and in the best interests of the Company and our stockholders as it will enhance our ability to plan for future business needs and execute on our strategy by restoring flexibility for potential future financing transactions, acquisitions and strategic transactions, equity awards for employees, and other general corporate purposes. The additional authorized shares of Common Stock will allow us to take timely advantage of favorable strategic and capital management opportunities and market conditions, and to issue equity awards to employees, without the potential expense and delay of arranging a special meeting of stockholders in the future to obtain stockholder approval for a particular issuance, except as may be required by applicable law or the rules of Nasdaq.

The Proposed Amendment will not have any immediate effect on the rights of existing stockholders; however, future issuances of shares of Common Stock or securities convertible into or exchangeable for Common Stock could have a dilutive effect on our earnings per share, book value per share and the voting power and interest of current stockholders. If the Proposed Amendment is approved and filed with the Secretary of State of

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2026 ANNUAL
PROXY STATEMENT

Delaware, the additional shares of Common Stock proposed to be authorized, together with existing authorized and unissued shares of Common Stock, generally will be available for issuance without any requirement for further stockholder approval, except as may be required by applicable law or by the rules of Nasdaq. As is currently the case, our Board, in its discretion and subject to applicable law and stock exchange rules, would determine whether, when and on what terms to issue any shares of Common Stock. At present, we have no definitive plans, understandings, agreements or arrangements to issue additional shares of newly authorized Common Stock for any purpose, other than pursuant to our outstanding equity incentive plans.

In addition, the Proposed Amendment could, in certain circumstances, make an attempt to acquire control of the Company more difficult. We are not at this time aware of any such attempts and we are not proposing the increase in the authorized number of shares of Common Stock with the intention of using the additional shares for anti-takeover purposes or in response to any third-party effort to acquire control of the Company.

If stockholders approve the Proposed Amendment, which is attached hereto as Appendix B, it will become effective upon its filing with the Secretary of State of Delaware. The additional shares of Common Stock authorized by the Proposed Amendment, if and when issued, would have the same rights and privileges as the shares of Common Stock currently authorized. The Common Stock has no preemptive rights to purchase Common Stock or other securities. In addition, the Proposed Amendment does not provide dissenters' or appraisal rights to our stockholders in connection with the proposed increase in the number of authorized shares of Common Stock. The Board reserves the right to abandon or delay the filing of the Proposed Amendment even if it is approved by our stockholders.

Required Vote

Approval of the Proposed Amendment requires the affirmative “FOR” vote of a majority of the shares cast with respect to this proposal. Abstentions and broker non-votes will have no effect on this proposal.

The Board of Directors recommends a vote “FOR” the amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 70,000,000 shares to 140,000,000 shares.

65

2026 ANNUAL
PROXY STATEMENT

Proposal No. 5 – approval of AN amendment and restatement of the amended and restated 2023 omnibus incentive plan

What am I voting on and how should I vote?

You are being asked to approve an amendment and restatement of the Amended and Restated 2023 Omnibus Incentive Plan, which increases the total number of shares of Common Stock authorized for issuance thereunder from 2,400,000 shares to 4,900,000 shares.

We believe that the availability of the Amended and Restated 2023 Omnibus Incentive Plan is an important program for employee incentive and retention.

The Board of Directors therefore recommends you vote “FOR” the amendment and restatement of the Amended and Restated 2023 Omnibus Incentive Plan.

On March 12, 2026, the Board approved, subject to approval from our stockholders at the 2026 Annual Meeting, an amendment and restatement (the “Plan Amendment”) of the Amended and Restated 2023 Omnibus Incentive Plan (the “Omnibus Incentive Plan”) to increase the total number of shares of Common Stock authorized for issuance under the Omnibus Incentive Plan from 2,400,000 shares to 4,900,000 shares. The Plan Amendment, if approved by stockholders, would also extend the termination date of the Omnibus Incentive Plan (the tenth anniversary of the latest approval by stockholders) from April 27, 2033 to May 7, 2036.

As of March 1, 2026, 1,170,692 shares remained available for future grants under the Omnibus Incentive Plan. Our Board of Directors believes that an additional 2,500,000 shares are necessary to meet our anticipated equity compensation needs. We operate in a highly competitive industry and business environment, and we believe our success depends on our ability to attract, incentivize and retain the best available personnel to help us compete and grow our business. Granting equity awards is crucial to recruiting and retaining such individuals. The Plan Amendment will provide flexibility to design compensatory awards responsive to the Company’s needs and contribute to long-term success by encouraging stock ownership among the Company’s officers, employees, non-employee directors and otherwise linking their compensation to stock price performance or the achievement of specified corporate objectives.

If this proposal is approved by our stockholders, the Omnibus Incentive Plan as amended by the Plan Amendment, which is attached as Appendix C to this proxy statement, will become effective on May 7, 2026, thereby increasing the overall number of shares available for issuance under the Omnibus Incentive Plan by 2,500,000 and extending the termination date of the Omnibus Incentive Plan (the tenth anniversary of the latest approval by stockholders) from April 27, 2033 to May 7, 2036.

If our stockholders do not approve this proposal, the Omnibus Incentive Plan will remain in effect in its current form, subject to its existing termination date (April 27, 2033). However, without approval of the Plan Amendment by our stockholders, there may be insufficient shares available under the Omnibus Incentive Plan to make annual and new hire grants in future years and the Compensation Committee could be required to revise its compensation philosophy and formulate other cash-based programs to attract, retain, and compensate eligible officers, employees and non-employee directors.

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2026 ANNUAL
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Dilution

Our Board recognizes the impact of dilution on our stockholders and has evaluated this share request carefully in the context of the need to motivate and retain our leadership team and key employees, and maintain their focus on our strategic priorities. The following table provides information regarding the dilutive impact to our stockholders of the Plan Amendment as of March 1, 2026. Our Board believes that the proposed share reserve represents a reasonable amount of potential equity dilution to accommodate our long-term strategic and growth priorities.

	Number of	Percentage of
	Shares	Shares Outstanding
Shares subject to issued and outstanding equity awards under the 2023 Plan	847,366	2.2%
Shares subject to outstanding RSUs	562,000	1.5%
Shares subject to outstanding PSUs (1)	285,366	0.8%
Shares available for issuance under the 2023 Plan	1,170,692	3.1%
Current dilution	2,018,058	5.3%
Proposed additional shares available for issuance under the 2023 Plan	2,500,000	6.6%
Total projected dilution	4,518,058	11.9%

_______________

(1) Number of PSUs at 100% of target performance; does not include additional shares that may be issuable if maximum performance of up to 200% is achieved.

Expected Duration

Based on our historic and projected future use of equity-based compensation, we estimate the shares requested under the Plan Amendment will be sufficient to provide awards for approximately four to six years. While we believe the assumptions used are reasonable, future share usage may differ from current expectations. The actual duration of the share reserve will depend on currently unknown factors, such as the Company’s future stock price, changes in participation, our hiring and promotion activity, future grant practices, award type mix and levels, competitive market practices, acquisitions and divestitures, and other factors.

Plan Term

The Omnibus Incentive Plan is currently scheduled to terminate on April 27, 2033 (i.e., the tenth anniversary of its initial approval by stockholders), unless terminated earlier by the Board. If this proposal is approved by our stockholders, the termination date will extend until May 7, 2036, which is the tenth anniversary of that approval. Termination of the Omnibus Incentive Plan shall not affect the terms or conditions of any award granted under the Omnibus Incentive Plan prior to termination.

Description of the Omnibus Incentive Plan as Amended by the Plan Amendment

The principal features of the Omnibus Incentive Plan as amended by the Plan Amendment are outlined below. Except with respect to the 2,500,000 share increase to the number of authorized shares and the extension of the termination date to May 7, 2036, the tenth anniversary of the latest approval by stockholders, all material terms will remain the same as those in the Omnibus Incentive Plan prior to the Plan Amendment. This summary is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Omnibus Incentive Plan as amended by the Plan Amendment, which attached hereto as Appendix C to this proxy statement.

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2026 ANNUAL
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Authorized Shares and Share Price

Our amended and restated certificate of incorporation currently authorizes the issuance of 70,000,000 shares of Common Stock. If Proposal No. 4 is approved by our stockholders, upon filing the Proposed Amendment with the Secretary of State of Delaware, 140,000,000 shares of Common Stock will be authorized for issuance.

There were 37,848,305 shares of common stock issued and outstanding as of March 1, 2026, and the Common Stock closing price as of that date was $335.57. To determine the number of shares of Common Stock to be authorized under the Omnibus Incentive Plan as amended by the Plan Amendment, our Board of Directors considered the needs of our Company for shares, based on the current and expected future equity grant mix, and the potential dilution that awarding the requested shares may cause to existing stockholders. Taking into consideration the factors described above, our Board determined that an additional 2,500,000 shares should be authorized under the Omnibus Incentive Plan.

Purpose

The Omnibus Incentive Plan has two complementary purposes: (1) to attract, motivate, and retain outstanding individuals to serve as officers, directors, employees, consultants and advisors, and (2) to increase stockholder value. The Omnibus Incentive Plan will provide participants with incentives to increase stockholder value by offering the opportunity to acquire shares of the Company’s Common Stock, receive monetary payments based on the value of such Common Stock, or receive other incentive compensation, on the potentially favorable terms that the Omnibus Incentive Plan provides.

Administration

The Board of Directors or the Compensation Committee of the Board of Directors, or any successor committee with similar authority that the Board may appoint, which in either case consists of not less than two members of the Board who meet the “non-employee director” requirements of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”) (the “Committee”) will administer the Omnibus Incentive Plan (the “Administrator”). The Omnibus Incentive Plan authorizes the Administrator to interpret the provisions of the Omnibus Incentive Plan and award agreements; prescribe, amend and rescind rules and regulations relating to the Omnibus Incentive Plan; correct any defect, supply any omission, or reconcile any inconsistency in the Omnibus Incentive Plan, any award or any agreement covering an award; and make all other determinations necessary or advisable for the administration of the Omnibus Incentive Plan, in each case in its sole discretion.

To the extent applicable law permits, the Board may delegate to another committee of the Board, or the Compensation Committee may delegate to a subcommittee, or either the Board or the Committee may delegate to one or more persons or bodies, any or all of their respective authority and responsibility as Administrator. However, no such delegation is permitted with respect to stock-based awards made to any participant who is subject to the reporting requirements of Section 16(a) of the Exchange Act or the liability provisions of Section 16(b) of the Exchange Act at the time any such delegated authority or responsibility is exercised unless the delegation is to another committee of the Board consisting entirely of non-employee directors.

Eligibility

Eligible participants are any officer or other employee of our Company or its affiliates; any individual who we or one of our affiliates has engaged to become an officer or employee; any consultant or advisor who provides services to the Company or its affiliates; any director, including a non-employee director; or, subject to compliance with applicable law, any other person whom the Administrator believes it is in the best interests of the Company to designate as a participant.

Stock Subject to the Omnibus Incentive Plan and Award Limits

The Omnibus Incentive Plan as amended by the Plan Amendment will provide that 4,900,000 shares of our Common Stock are reserved for issuance under the Omnibus Incentive Plan, all of which may be issued upon the exercise of incentive stock options. As of March 1, 2026, of the 4,900,000 reserved shares of Common

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Stock under the Omnibus Incentive Plan as amended by the Plan Amendment, 3,670,692 shares would be available for issuance.

The number of shares reserved under the Omnibus Incentive Plan will be depleted on the date of the grant of an award by the maximum number of shares, if any, with respect to which such award is granted. An award that may be settled solely in cash (or partially in cash to the extent of the cash amount of the award) shall not cause any depletion of the Omnibus Incentive Plan’s share reserve at the time such award is granted.  In general, if an award granted under the Omnibus Incentive Plan lapses, expires, terminates or is cancelled without the issuance of shares under the award, if it is determined during or at the conclusion of the term of an award that all or some portion of the shares under the award will not be issuable on the basis that the conditions for such issuance will not be satisfied, if shares are forfeited under an award or if shares are issued under any award and we reacquire them pursuant to rights reserved upon the issuance of the shares, then such shares will again be available for issuance under the Omnibus Incentive Plan, except that shares reacquired pursuant to reserved rights may not be issued pursuant to incentive stock options. Shares not issued or delivered as a result of the net settlement of an outstanding option or stock appreciation right, shares tendered or withheld in payment of the exercise price of an option, shares tendered or withheld to satisfy tax withholding obligations and shares purchased by us using proceeds from option exercises may not be re-credited to the reserve.

The maximum number of shares that may be granted during a single fiscal year to any individual non-employee director, subject to appropriate adjustments in accordance with the Omnibus Incentive Plan, may not exceed the number of shares that has a grant date fair value of, when added to any cash compensation received by such non-employee director, $1,000,000.  The Administrator may make exceptions to this non-employee limit in extraordinary circumstances, provided the non-employee director receiving the additional compensation does not participate in the decision to award such compensation.

Types of Awards

The Omnibus Incentive Plan permits the grant of the following types of awards authorized under the Omnibus Incentive Plan.

●	Options, which give the holder the right to purchase shares of our Common Stock at a specified price during specified time periods. The exercise price of an option granted under the Omnibus Incentive Plan may not be less than the fair market value of the Common Stock on the date of grant. Stock options granted under the Omnibus Incentive Plan have a maximum term of ten years. The Omnibus Incentive Plan authorizes both incentive and nonqualified stock options.
●	Stock appreciation rights, or SARs, which give the holder the right to receive the excess, if any, of the fair market value of one share of our Common Stock on the date of exercise, over the base price of the stock appreciation right. The base price of an SAR may not be less than the fair market value of the Common Stock on the date of grant. SARs granted under the Omnibus Incentive Plan have a maximum term of ten years.
●	Restricted stock, which represents Common Stock subject to restrictions on transferability, risk of forfeiture and other restrictions. A participant receiving restricted stock generally has all of the rights of a stockholder as to such shares, including the right to vote and the right to receive dividends; provided, however, that dividends on unvested shares shall be accrued and shall be paid only if the restricted stock to which they relate become vested.
●	Restricted stock units, or RSUs, which represent the right to receive shares of our Common Stock (or an equivalent value in cash) in the future, which are subject to certain restrictions and risk of forfeiture on terms set by the Administrator. A participant receiving RSUs has no rights as a stockholder with respect to the RSUs until the shares of Common Stock are issued to the participant. RSUs may be granted with dividend equivalent rights that are payable only if the underlying RSUs vest. RSUs may be settled in cash if so provided in the applicable award agreement.

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●	Performance stock units, or PSUs, which are performance-based awards that entitle the recipient to receive shares of Common Stock or a cash payment based on the attainment of one or more performance goals. Each PSU shall designate a target number of shares payable under the award, with the actual number of shares earned (if any) based on a formula set forth in the award agreement related to the attainment of one or more performance goals. PSUs may be settled in cash if so provided in the applicable award agreement. PSUs are the right to receive a cash payment or shares valued in relation to a unit that has a designated dollar value or the value of which is equal to the fair market value of one or more shares of our Common Stock, to the extent performance goals are achieved (or other requirements are met). A participant receiving PSUs has no rights as a stockholder until the shares of Common Stock or cash are issued to the participant. PSUs may be granted with dividend equivalent rights that are payable only if the underlying performance awards are earned.
●	Cash awards, including cash bonuses as discretionary awards, awards based on objective or subjective performance criteria, or awards subject to other vesting criteria.
●	Other awards, including stock bonuses or similar rights to purchase or acquire shares, any similar securities or rights with a value related to our Common Stock or returns thereon, or unrestricted stock grants.

Minimum Vesting and Discretion to Accelerate Vesting

All awards granted under the Omnibus Incentive Plan must have a minimum vesting period of one year from the date of grant, although that minimum vesting period will not apply to awards with respect to up to 5% of the total number of shares reserved under the Omnibus Incentive Plan.  For purposes of awards granted to non-employee directors, “one year” may mean the period of time from one annual stockholders meeting to the next annual stockholders meeting as long as the period of time is not less than 50 weeks. The Administrator may accelerate the vesting of an award or deem an award to be earned, in whole or in part, in the event of a participant’s death, disability, retirement, or termination without cause, as provided in the Omnibus Incentive Plan’s provisions concerning a change of control or upon any other event as determined by the Administrator in its discretion.

Performance Goals

For purposes of the Omnibus Incentive Plan, performance goals means any goals the Administrator establishes.  Performance goals may, without limitation, relate to one or more of the following with respect to us or any one or more of our subsidiaries, affiliates or other business units: net earnings or net income; operating earnings, operating income; pretax earnings; earnings per share; earnings per share after applying a capital charge; share price, including growth measures and total stockholder return; earnings before interest and taxes and related margin; earnings before interest, taxes, depreciation and/or amortization and related margin; sales or revenue growth, whether in general, by type of product, application or service, or by type of customer; gross or operating profit or margins; return measures, including return on assets, capital, investment, equity, sales or revenue; economic value add (EVA) with or without a capital charge; cash flow, including operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment; productivity ratios;  expense targets; market share; financial ratios as provided in credit agreements of the Company and its subsidiaries and interest expense; working capital targets; completion of acquisitions of business or companies; completion of divestitures and asset sales; operating metrics, design wins and inventory; and any combination of any of the foregoing business criteria and associated margins. Some of these performance goals may exclude restructuring charges, acquisition related costs, stock-based compensation, amortization of intangibles, tax release items, certain one-time tax items and other one-time charges, and may be limited to continuing operations.  Performance goals may also relate to a participant’s individual performance.

The Administrator may adjust performance goals, or modify the manner of measuring or evaluating a performance goal, for any reason the Administrator determines is appropriate, including but not limited to: (1) by excluding the effects of charges for reorganizing and restructuring; discontinued operations; asset write-downs; gains or losses on the disposition of a business; or mergers, acquisitions or dispositions; and extraordinary, unusual and/or non-recurring items of gain or loss; (2) excluding the costs of litigation, claims,

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judgments or settlements; (3) excluding the effects of changes of laws or regulations affecting reported results, or changes in tax or accounting principles, regulations or law; or (4) excluding any accruals of amounts related to payments under the Omnibus Incentive Plan or any other compensation arrangement maintained by the Company or an Affiliate.

Effect of Termination of Employment or Service on Awards

The Omnibus Incentive Plan contains default provisions for the effect of termination on awards, including if a participant dies, becomes disabled, or retires.  These default provisions are subject to a participant’s award agreement and determinations made by the Administrator.

Transferability of Awards

Awards under the Omnibus Incentive Plan will be nontransferable, other than by will or the laws of descent and distribution, unless and to the extent the Administrator allows a participant to: (1) designate in writing a beneficiary to exercise the award or receive payment under the award after the participant’s death; (2) transfer an award to the former spouse of the participant as required by a domestic relations order incident to a divorce; or (3) transfer an award (provided the participant may not receive consideration for such transfer). Any permitted transfer shall be subject to compliance and applicable securities law.

Adjustments

Under the terms of the Omnibus Incentive Plan, if any of the following occurs:

●	We are involved in a merger or other transaction in which our Common Stock is changed or exchanged;
●	We subdivide or combine our Common Stock or declare a dividend payable in our Common Stock, other securities or other property;
●	We effect a cash dividend, the amount of which, on a per share basis, exceeds 10% of the fair market value of a share of our Common Stock at the time the dividend is declared, or we effect any other dividend or other distribution on our Common Stock in the form of cash, or a repurchase of shares of our Common Stock, that our Board determines is special or extraordinary in nature or that is in connection with a transaction that we characterize publicly as a recapitalization or reorganization involving our Common Stock; or
●	Any other event occurs, which, in the judgment of our Board or the Committee, necessitates an adjustment to prevent an increase or decrease in the benefits or potential benefits intended to be made available under the Omnibus Incentive Plan;

then the Administrator will, in a manner it deems equitable to prevent an increase or decrease in the benefits or potential benefits intended to be made available under the Omnibus Incentive Plan and subject to certain provisions of the Code, adjust the number and type of shares of our Common Stock subject to the Omnibus Incentive Plan and which may, after the event, be made the subject of awards; the number and type of shares of our Common Stock subject to outstanding awards; the grant, purchase or exercise price with respect to any award; and performance goals of an award. The Administrator may also (or in lieu of the foregoing) make provision for a cash payment to the holder of an outstanding award in exchange for the cancellation of all or a portion of the award (without the consent of the holder of an award) in an amount determined by the Administrator effective at such time as the Administrator specifies (which may be the time such transaction or event is effective).

No such adjustments may be authorized in the case of incentive stock options to the extent that such authority would cause the Omnibus Incentive Plan to violate Code Section 422(b).

In connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Administrator may authorize the issuance or assumption of awards under the Omnibus Incentive Plan.

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Change of Control

Unless otherwise provided in an applicable award agreement, in the event of a change of control, the successor or purchaser in the change of control transaction may assume and replace an award with equivalent terms and conditions, which preserve the same benefits as the award it is replacing, subject to the following requirements:

●	Each assumed award must be appropriately adjusted and if performance goals are modified by the assuming entity, to the material detriment of a participant, then the participant must agree to the modification.
●	If the securities related to an assumed and replaced award are not listed and traded on a national securities exchange after the change of control, then: (1) the participant shall be provided the option to receive, in lieu of the issuance of such securities, cash in an amount equal to the fair value equal of the securities that would have otherwise been issued under the assumed and replaced award; and (2) for purposes of determining such fair value, no reduction shall be taken to reflect a discount for lack of marketability, minority interest or any similar consideration.

If the awards are not so assumed and replaced, then unless otherwise provided in an applicable award agreement:

●	each stock option or stock appreciation right that is then held by a participant who is employed by or in the service of us or one of our affiliates will either: (1) become immediately exercisable and remain so for 15 days prior to the consummation of the change of control (conditioned and effective upon such change of control consummation); or (2) be cancelled (whether or not then vested) on the date of the change of control in exchange for a payment in cash or securities upon or promptly after the consummation of the change of control, with no consideration provided for stock options or stock appreciation rights with value less than the price per share paid or deemed paid, as the Administrator determines;
●	restricted stock and restricted stock units (that are not performance awards) that are not then vested shall vest in full as of immediately prior to the change of control and shall be cancelled in exchange for a payment in cash upon or promptly after the consummation of the change of control;
●	all performance stock units, performance units, and cash incentive awards for which the performance period has expired shall be paid based on actual performance (and assuming all employment or other requirements had been met in full); and all performance stock units, performance units and cash incentive awards for which the performance period has not expired shall be cancelled in exchange for a payment in cash upon or promptly after the consummation of the change of control equal to the amount that would have been due under such award(s);
●	all dividend equivalent units that are not vested shall vest (to the same extent as the award granted in tandem with the dividend equivalent unit, if applicable) and be paid upon or promptly after the consummation of the change of control; and
●	all other awards that are not vested shall vest and if an amount is payable under such vested award, such amount shall be paid in cash upon or promptly after the consummation of the change of control equal to the value of the award.

The terms of any awards that are subject to Code Section 409A will govern the treatment of such awards upon a change of control to the extent required for such awards to remain compliant with Code Section 409A, as applicable.

If an award is considered deferred compensation subject to the provisions of Code Section 409A or the Company or the Administrator permits a deferral election, then the definition of change of control herein shall be deemed amended to conform to the requirements of Code Section 409A to the extent necessary for the award and deferral election to comply with Code Section 409A.

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Termination and Amendment

The Omnibus Incentive Plan will expire on the tenth anniversary of the latest date on which the Omnibus Incentive Plan (or any amendment or restatement) has been approved by the Company stockholders, subject to the Board’s right to terminate the Omnibus Incentive Plan at any time. In addition, the Board or the Administrator may amend the Omnibus Incentive Plan at any time, except:

●	Our Board must approve any amendment to the Omnibus Incentive Plan if we determine such approval is required by prior action of our Board, applicable corporate law or any other applicable law;
●	Stockholders must approve any amendment to the Omnibus Incentive Plan if we determine that such approval is required by Section 16 of the Exchange Act, the Code, the listing requirements of the exchange or system on which the stock is principally traded, or any other applicable law; and
●	Stockholders must approve any amendment that diminishes the provisions prohibiting repricing or backdating stock options and stock appreciation rights.

The amendment, suspension, or termination of the Omnibus Incentive Plan shall not, without the consent of the participant, adversely alter or impair any rights or obligations under any award granted to such participant. No award may be granted during any period of suspension or after the termination of the Omnibus Incentive Plan.

Clawback / Recovery of Compensation

Awards granted pursuant to the Omnibus Incentive Plan, and stock issued or cash paid pursuant to an award are subject to: (1) any applicable recoupment or clawback policy adopted by the Company; and (2) any recoupment or similar requirement contained in applicable law, regulation or the listing requirements of the exchange or system on which the stock is principally traded.

Repricing and Backdating Prohibited

Neither the Administrator nor any other person may: (1) amend the terms of outstanding stock options or stock appreciation rights to reduce the exercise price of such outstanding stock options or stock appreciation rights; (2) cancel outstanding stock options or stock appreciation rights in exchange for stock options or stock appreciation rights with an exercise price that is less than the exercise price of the original stock options or stock appreciation rights; or (3) cancel outstanding stock options or stock appreciation rights with an exercise price above the current share price in exchange for cash or other securities. The Administrator also may not grant a stock option or stock appreciation right with a grant date that is effective prior to the date the Administrator takes action to approve such award.

Foreign Participation

To assure the viability of awards granted to participants employed or residing in foreign countries, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, accounting or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, the Omnibus Incentive Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Administrator approves for purposes of using the Omnibus Incentive Plan in a foreign country will not affect the terms of the Omnibus Incentive Plan for any other country.

Certain U.S. Federal Income Tax Consequences

The following summarizes certain federal income tax consequences relating to the Omnibus Incentive Plan. The summary is based upon the laws and regulations in effect as of the date of this proxy statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt or exercise of awards under foreign, state or local tax laws, and

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such tax laws may not correspond to the federal income tax treatment described herein. The exact federal income tax treatment of transactions under the Omnibus Incentive Plan will vary depending upon the specific facts and circumstances involved and participants are advised to consult their personal tax advisors with regard to all consequences arising from the grant or exercise of awards and the disposition of any acquired shares.

Stock Options

The grant of a stock option under the Omnibus Incentive Plan will create no income tax consequences to us or to the recipient. A participant who is granted a non-qualified stock option will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of our Common Stock at such time over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. Upon the participant’s subsequent disposition of the shares of our Common Stock received with respect to such stock option, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of our Common Stock on the exercise date).

In general, a participant will recognize no income or gain as a result of the exercise of an incentive stock option, except that the alternative minimum tax may apply. Except as described below, the participant will recognize a long-term capital gain or loss on the disposition of our Common Stock acquired pursuant to the exercise of an incentive stock option and we will not be allowed a deduction. If the participant fails to hold the shares of our Common Stock acquired pursuant to the exercise of an incentive stock option for at least two years from the grant date of the incentive stock option and one year from the exercise date, then the participant will recognize ordinary compensation income at the time of the disposition equal to the lesser of the gain realized on the disposition and the excess of the fair market value of the shares of our Common Stock on the exercise date over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. Any additional gain realized by the participant over the fair market value at the time of exercise will be treated as a capital gain.

Stock Appreciation Rights

The grant of a stock appreciation right under the Omnibus Incentive Plan will create no income tax consequences to us or to the recipient. A participant who is granted a stock appreciation right will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of our Common Stock at such time over the grant price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. If the stock appreciation right is settled in shares of our Common Stock, upon the participant’s subsequent disposition of such shares, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of our Common Stock on the exercise date).

Restricted Stock

Generally, a participant will not recognize income and we will not be entitled to a deduction at the time an award of restricted stock is made under the Omnibus Incentive Plan, unless the participant makes the election described below. A participant who has not made such an election will recognize ordinary income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time. We will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of our Common Stock on the date the restrictions lapse). Dividends paid in cash and received by a participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid and we will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.

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A participant may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award (less the amount, if any, the participant paid for such restricted stock). If the participant makes such an election, then we will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If the participant makes the election, then any cash dividends the participant receives with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by us. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in a capital gain or loss. If the participant who has made an election subsequently forfeits the restricted stock, then the participant will not be entitled to claim a credit for the tax previously paid. In addition, we would then be required to include as ordinary income the amount of any deduction it originally claimed with respect to such shares.

Restricted Stock Units

A participant will not recognize income and we will not be entitled to a deduction at the time an award of a restricted stock unit is made under the Omnibus Incentive Plan. Upon the participant’s receipt of shares (or cash) at the end of the restriction period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and we will be entitled to a corresponding deduction in the same amount and at the same time. If the restricted stock units are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Performance Stock Units

The grant of performance stock units will create no income tax consequences for us or the participant. Upon the participant’s receipt of shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the fair market value of the shares received, except that if the participant receives shares of restricted stock in payment of performance stock units, recognition of income may be deferred in accordance with the rules applicable to restricted stock as described above. In addition, the participant will recognize ordinary compensation income equal to the dividend equivalents paid on performance stock units prior to or at the end of the performance period. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes income. Upon the participant’s subsequent disposition of the shares, the participant will recognize a capital gain or loss (long-term or short-term depending on the holding period) to the extent the amount realized from the disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Performance Units

The grant of a performance unit will create no income tax consequences to us or the participant. Upon the participant’s receipt of cash and/or shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and we will be entitled to a corresponding deduction in the same amount and at the same time. If performance units are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Cash Incentive Awards

A participant who is paid a cash incentive award will recognize ordinary income equal to the amount of cash paid, and we will generally be entitled to a corresponding income tax deduction.

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Dividend Equivalent Units

A participant who is paid a dividend equivalent with respect to an award will recognize ordinary income equal to the value of cash or Common Stock paid, and we will be entitled to a corresponding deduction in the same amount and at the same time.

Section 162(m) Limit on Deductibility of Compensation

Section 162(m) of the Code limits the deduction we can take for compensation, including compensation arising from awards under the Omnibus Incentive Plan, paid to covered employees to $1,000,000 per person per year.  The covered employees for any fiscal year generally include any employee: (1) who served as our chief executive officer or chief financial officer at any point during the fiscal year; (2) whose compensation was otherwise required to be included in our proxy statement by reason of being among our three highest compensated officers for the fiscal year; or (3) who was a covered employee for any preceding fiscal year beginning after December 31, 2016.  The American Rescue Plan Act of 2021 is expected to, for taxable years beginning after December 31, 2026, include as covered employees an additional five employees who are among the most highly compensated.

Code Sections 409A and 280G

Awards under the Omnibus Incentive Plan may constitute, or provide for, or the Administrator may permit a deferral of compensation under Section 409A of the Code. If the requirements of Code Section 409A are not complied with, then holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax and, potentially, interest and penalties. The Omnibus Incentive Plan is intended to permit compliance with Code Section 409A and the Department of Treasury regulations and other interpretive guidance that may be issued pursuant to Code Section 409A. To the extent that we determine that any award granted under the Omnibus Incentive Plan is subject to Code Section 409A, the award agreement evidencing such award is expected generally to incorporate the terms and conditions required by Code Section 409A. The Omnibus Incentive Plan and any applicable awards may be modified to exempt the awards from Code Section 409A or comply with the requirements of Code Section 409A.

Code Sections 280G and 4999 may limit our income tax deduction and impose an excise tax on golden parachute payments to participants in the event there is a change of control of our Company. The Omnibus Incentive Plan does not provide for a “gross-up” for any excise taxes imposed on golden parachute payments under Code Section 4999. Rather, except to the extent the participant has in effect an employment or similar agreement with us or any affiliate or is subject to a policy that provides for a more favorable result to the participant, if any payments or benefits paid by us pursuant to the Omnibus Incentive Plan would cause some or all of such payments or benefits in conjunction with any other payments or benefits in connection with a change of control to be subject to the tax imposed by Code Section 4999, then these payments will either be cut back to a level below the amount triggering the tax or be delivered in full, whichever will provide the greater after-tax benefit to the participant. Accordingly, some or all of the amount which would otherwise be deductible may not be deductible with respect to benefits under the Omnibus Incentive Plan that are contingent on or otherwise provided in connection with a change of control of our Company.

New Plan Benefits

The awards an individual may receive under the Plan Amendment are in the discretion of the Compensation Committee and therefore cannot be determined in advance. Our Board or the Compensation Committee, along with management, will make such determinations from time to time.

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Historic Benefits

The following table sets forth, with respect to the individuals and groups named below, the aggregate number of shares subject to awards granted under the Omnibus Incentive Plan (whether or not currently outstanding, vested, or forfeited, as applicable) during the year ended December 31, 2025:

	Number of Shares Underlying
Name	Granted PSUs and RSUs (1)	Dollar Value (2)
Stephen D. Kelley	69,523	$ 8,426,221
President, Chief Executive Officer, and Director
Paul R Oldham	20,223	$ 2,530,310
Executive Vice President and Chief Financial Officer
Elizabeth K. Vonne	11,797	$ 1,476,048
Executive Vice President and General Counsel
Eduardo Bernal Acebedo	20,223	$ 2,530,310
Executive Vice President and Chief Operations Officer
John Donaghey	14,325	$ 1,792,358
Executive Vice President and Chief Commercial Officer
All executive officers as a group (5 individuals)	136,091	$ 16,755,248
All non-employee directors as a group	21,690	$ 2,413,880
All employees who are not executive officers	148,711	$ 17,127,046

(1)PSUs granted shown at target value.

(2)Reflects the aggregate grant date fair value of awards computed under ASC 718.

Required Vote

Approval of the amendment and restatement of the Omnibus Incentive Plan requires the affirmative “FOR” vote of a majority of the shares present at the 2026 Annual Meeting (by proxy or in person), excluding abstentions and broker non-votes.

The Board of Directors recommends a vote “FOR” the amendment and restatement of the Amended and Restated 2023 Omnibus Incentive Plan, including to increase the shares authorized for issuance thereunder from 2,400,000 shares to 4,900,000 shares.

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Conduct and Communications

Code of Ethical Conduct

Advanced Energy has adopted Integrity at our Core, Advanced Energy’s Code of Ethical Conduct updated in 2023, which applies to all employees, officers, contractors, and members of the Board of Directors. The Code is available on our website at www.advancedenergy.com/en-us/about/environment-social-and-governance. Any waivers of, or amendments to, the Code will be posted on our website.

Communications with Directors

The Board of Directors has established a process to receive communications from stockholders and other interested parties. Stockholders and other interested parties may contact any member, or all members, of the Board of Directors electronically or by mail. Electronic communications should be addressed to corporate.secretary@aei.com. Mail may be sent to any director or the Board of Directors in care of Advanced Energy’s corporate office at 1595 Wynkoop St., Suite 800, Denver, CO 80202. All such communications will be forwarded to the full Board of Directors or to any individual director to whom the communication is addressed unless the communication is clearly of a marketing or inappropriate nature.

Proposals of Stockholders

Stockholder Proposals for Inclusion in Next Year’s Proxy Statement

To be considered for inclusion in next year’s proxy statement, stockholder proposals submitted in accordance with Rule 14a-8 under the Exchange Act must be received at our principal executive offices no later than the close of business on November 26, 2026. Proposals should be addressed to Corporate Secretary, Advanced Energy Industries, Inc., 1595 Wynkoop Street, Suite 800, Denver, Colorado 80202.

Other Stockholder Proposals for Presentation at Next Year’s Annual Meeting

Our Third Amended and Restated By-Laws require that any stockholder proposal that is not submitted for inclusion in next year’s proxy statement under Rule 14a-8 under the Exchange Act but is instead sought to be presented directly at the 2027 annual meeting of stockholders (the “2027 Annual Meeting”), must be received at our principal executive offices not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the anniversary of the date of the 2026 Annual Meeting. As a result, proposals, including director nominations, submitted pursuant to our Third Amended and Restated By-Laws must be received no earlier than the close of business on January 7, 2027 and no later than the close of business on February 6, 2027; provided, however, that in the event that the 2027 Annual Meeting is called for a date that is not within 30 days before or after the date of the 2026 Annual Meeting, notice by stockholders in order to be timely must be delivered not earlier than the close of business on the 120th day prior to the date of the 2027 Annual Meeting and not later than the 90th day prior to the date of the 2027 Annual Meeting. In the alternative, if the first public announcement of the date of the 2027 Annual Meeting is less than 100 days prior to the date of such annual meeting, notice by stockholders must be delivered no later than the 10th day following the day on which public announcement of the date of the 2027 Annual Meeting is first made by the Company in order to be timely. Proposals should be addressed to Corporate Secretary, Advanced Energy Industries, Inc., 1595 Wynkoop Street, Suite 800, Denver, Colorado 80202. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above. Stockholders are advised to review the Third Amended and Restated By-Laws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations. In addition to satisfying the foregoing requirements under our Third Amended and

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Restated By-Laws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no earlier than the close of business on January 7, 2027 and no later than the close of business on February 6, 2027.

Form 10-K

The 2025 Form 10-K is included in the 2025 Annual Report to Stockholders (the “2025 Annual Report”) accompanying this proxy statement. You can obtain an additional copy of the 2025 Annual Report on our website, www.advancedenergy.com, or by mailing a request to the Corporate Secretary of Advanced Energy at 1595 Wynkoop Street, Suite 800, Denver, Colorado 80202.

General Meeting Matters

The Board of Directors of Advanced Energy is making this solicitation for proxies. By delivering the enclosed proxy card by any of the methods described on the card, you will appoint each of Stephen D. Kelley, Paul R Oldham, and Elizabeth K. Vonne as your agent and proxy to vote your shares of Common Stock at the meeting. In this proxy statement, “proxy holders” refers to Messrs. Kelley and Oldham and Ms. Vonne in their capacities as your agents and proxies.

Advanced Energy’s principal executive offices are located at 1595 Wynkoop Street, Suite 800, Denver, Colorado 80202. The telephone number is 970-407-6626.

Record Date and Share Ownership

If you owned shares of Advanced Energy Common Stock in your name as of the close of business on March 16, 2026, you are entitled to vote on the proposals that are presented at the 2026 Annual Meeting. On that date, which is referred to as the “record date” for the meeting,                     shares of Advanced Energy Common Stock were issued and outstanding and were held by approximately              stockholders of record, according to the records of Equiniti Trust Company LLC, Advanced Energy’s transfer agent.

Voting Procedures

Each share of Advanced Energy Common Stock that you hold entitles you to one vote on each of the proposals that are presented at the 2026 Annual Meeting. Each stockholder entitled to vote at the 2026 Annual Meeting may cast his, her or its vote in person or by proxy. To vote in person, a stockholder should attend the 2026 Annual Meeting with a completed proxy or, alternatively, the Company will give you a ballot to complete upon arrival at the 2026 Annual Meeting. To vote by mail using a proxy card, a stockholder should mark, sign, date and mail the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope. To vote by telephone, dial (866) 390-9955 using a touch-tone phone and follow the recorded instructions. To vote via the Internet, a stockholder must go to www.proxypush.com/AEIS and complete an electronic proxy card.

The inspector of election will determine whether or not a quorum is present at the 2026 Annual Meeting. A quorum will be present at the 2026 Annual Meeting if a majority of the shares entitled to vote at the 2026 Annual Meeting are represented at the 2026 Annual Meeting, either by proxy or by the person who owns the shares. In the event there are not sufficient shares of stock entitled to vote present for a quorum or to approve any proposals at the time of the 2026 Annual Meeting, the 2026 Annual Meeting may be adjourned in order to permit further solicitation of proxies. Advanced Energy’s transfer agent will deliver a report to the inspector of election in advance of the 2026 Annual Meeting, tabulating the votes cast by proxies returned to the transfer agent. The inspector of election will tabulate the final vote count, including the votes cast in person and by proxy at the 2026 Annual Meeting.

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If a broker holds your shares, this proxy statement and the enclosed proxy card have been sent to the broker. You may have received this proxy statement directly from your broker, together with instructions as to how to direct the broker concerning how to vote your shares. Under the rules for Nasdaq-listed companies, brokers cannot vote on certain matters without instructions from you. If you do not give your broker instructions or discretionary authority to vote your shares on such matters and your broker returns the proxy card without voting on a proposal, your shares will be recorded as “broker non-votes” with respect to the proposals on which the broker does not vote.

Broker non-votes and abstentions will be counted as present for purposes of determining whether a quorum is present. If a quorum is present, the directors referenced in Proposal 1 will be elected by a plurality of the votes of shares present at the 2026 Annual Meeting (by proxy or in person), Proposals 2, 3 and 5 will be approved by a majority of the shares present at the 2026 Annual Meeting (by proxy or in person), excluding abstentions and broker non-votes, and Proposal 4 will be approved by a majority of votes cast on the proposal. Broker non-votes and abstentions will have no effect on the outcome of Proposals 1, 2, 3, 4 and 5. Cumulative voting shall not be allowed in the election of directors or any of the proposals being submitted to the stockholders at the 2026 Annual Meeting.

The following table reflects the vote required for each proposal and the effect of broker non-votes and abstentions on the vote, assuming a quorum is present at the Annual Meeting:

Proposal		Vote Required	Effect of Broker Non- Votes and Abstentions
1	Election of ten (10) directors	Plurality of votes of shares present at the 2026 Annual Meeting (by proxy or in person), subject to the Resignation Policy described on page 13	No effect
2	Ratification of the appointment of Ernst & Young LLP as Advanced Energy’s independent registered public accounting firm for 2026	Majority of shares present at the Annual Meeting (by proxy or in person), excluding broker non-votes and abstentions	No effect
3	Advisory approval of Advanced Energy’s compensation of its named executive officers	Majority of shares present at the Annual Meeting (by proxy or in person), excluding broker non-votes and abstentions – this is an advisory vote which is not binding on the Company	No effect
4	Approval of an amendment to the Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 70,000,000 shares to 140,000,000 shares	Majority of votes cast on the proposal	No effect
5	Approval of the amendment and restatement of the Amended and Restated 2023 Omnibus Incentive Plan	Majority of shares present at the 2026 Annual Meeting (by proxy or in person), excluding broker non-votes and abstentions	No effect

If any other proposals are properly presented to the stockholders at the Annual Meeting, the number of votes required for approval will depend on the nature of the proposal. Generally, under Delaware law and the Third Amended and Restated By-Laws of Advanced Energy, the number of votes required to approve a proposal is

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a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote, excluding broker non-votes and abstentions. The proxy card provided herewith gives discretionary authority to the proxy holders to vote on any matter not included in this proxy statement that is properly presented to the stockholders at the Annual Meeting.

Costs of Solicitation

Advanced Energy will bear the costs of soliciting proxies in connection with the Annual Meeting. In addition to soliciting your proxy by this mailing, proxies may be solicited personally or by telephone or facsimile by some of Advanced Energy’s directors, officers and employees, without additional compensation. We may reimburse our transfer agent, Equiniti Trust Company, LLC, our proxy agent, Mediant Communications, brokerage firms and other persons representing beneficial owners of Advanced Energy Common Stock for their expenses in sending proxies to the beneficial owners. We do not currently intend to retain a professional solicitor to assist in the solicitation of proxies; however, we may later elect to do so.

Delivery and Revocability of Proxies

In addition to the ability of our record stockholders to vote in person at the Annual Meeting, you may vote your shares either by (i) marking the enclosed proxy card and mailing it in the enclosed postage prepaid envelope, (ii) voting online at www.proxypush.com/aeis, or (iii) voting by telephone at (866) 390-9955. If you mail your proxy, please allow sufficient time for it to be received in advance of the Annual Meeting.

If you deliver your proxy and change your mind before the Annual Meeting, you may revoke your proxy by delivering notice to our Corporate Secretary at Advanced Energy Industries, Inc., 1595 Wynkoop Street, Suite 800, Denver, Colorado 80202, stating that you wish to revoke your proxy or by delivering another proxy with a later date. You may vote your shares by attending the Annual Meeting in person but, if you have delivered a proxy before the Annual Meeting, you must revoke it before the Annual Meeting begins. Attending the Annual Meeting will not automatically revoke your previously delivered proxy.

Delivery of Documents to Stockholders Sharing an Address

If two or more stockholders share an address, Advanced Energy may send a single copy of this proxy statement and other soliciting materials, as well as the 2025 Annual Report, to the shared address, unless Advanced Energy has received contrary instructions from one or more of the stockholders sharing the address. If a single copy has been sent to multiple stockholders at a shared address, Advanced Energy will deliver a separate proxy card for each stockholder entitled to vote. Additionally, Advanced Energy will send an additional copy of this proxy statement, other soliciting materials and the 2025 Annual Report, promptly upon oral or written request by any stockholder to Investor Relations, Advanced Energy Industries, Inc., 1595 Wynkoop Street, Suite 800, Denver, Colorado 80202, telephone number 970-407-6626. If any stockholders sharing an address receive multiple copies of this proxy statement, other soliciting materials, and the 2025 Annual Report and would prefer in the future to receive only one copy, such stockholders may make such request to Investor Relations at the same address or telephone number.

No Incorporation by Reference

As provided under SEC rules, the “Report of the Audit and Finance Committee” and the “Compensation Committee Report” contained in this proxy statement are not incorporated by reference into any of our other filings with the SEC, except to the extent we specifically incorporate either report by reference into a filing. In addition, this proxy statement includes several website addresses, which are intended to provide inactive, textual references for convenience only. The contents on the referenced websites are not part of or otherwise incorporated by reference into this proxy statement or any of our other filings with the SEC.

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Special Note on Forward-Looking Statements

This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. Statements herein that are not historical information are forward-looking statements. For example, statements relating to Advanced Energy’s beliefs, expectations, and plans are forward-looking statements, as are statements that certain actions, conditions, events, or circumstances will continue. The inclusion of words such as “anticipate,” “expect,” “estimate,” “can,” “may,” “might,” “continue,” “enable,” “plan,” “intend,” “should,” “could,” “would,” “will,” “likely,” “potential,” “believe,” and similar expressions and the negative versions thereof indicate forward-looking statements; however, not all forward-looking statements may contain such words or expressions. Specific forward-looking statements herein include, but are not limited to, statements regarding the following: our operational and financial initiatives and targets; expectations regarding gaining market share; pursuit of strategic initiatives; our acquisition strategy; inclusiveness of our work environment; consideration and replacement of board nominees; qualifications and ratification of our independent registered public accounting firm; our compensation philosophy and practices; and the usefulness of non-GAAP measures.

Although Advanced Energy believes that the expectations reflected in or suggested by these forward-looking statements are reasonable, Advanced Energy may not achieve the results, performance, plans, or objectives expressed or implied by such forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially and adversely from those expressed in the forward-looking statements. Factors that could contribute to these differences or prove the forward-looking statements herein, by hindsight, to be overly optimistic or unachievable include the following: volatility and cyclicality, economic conditions, and business fluctuations in the industries in which we compete; our ability to achieve design wins with new and existing customers; our ability to accurately forecast and meet customer demand; risks related to global economic conditions, such as the impact of tariffs and export regulations, escalating global conflicts on macroeconomic conditions, economic uncertainty, market volatility, rising interest rates, inflation, lack of growth in our markets, or recession; risks associated with scaling our manufacturing capacity and securing sufficient critical components to meet customer demand; pricing pressure from customers and competitors; concentration of our customer base; risks associated with potential breach of our information security measures— either external breach or internal data theft; difficulties with the implementation of our enterprise resource planning and other enterprise-wide information technology system applications; our loss of or inability to attract and retain key personnel; risks associated with our manufacturing footprint optimization and movement of manufacturing locations for certain products; disruptions to our manufacturing operations or those of our customers or suppliers; our ability to successfully identify, close, integrate and realize anticipated benefits from our acquisitions or divestitures; quality issues, unanticipated costs in fulfilling our warranty obligations or adequacy of our warranty reserves, claims outside of warranty, or product liability claims; risks inherent in our international operations, including the effect of export controls, the impact of tariffs on our supply chain or products we sell, political and geographical risks, and fluctuations in currency exchange rates; our ability to enforce, protect and maintain our proprietary technology and intellectual property rights, and avoid claims alleging infringement of the intellectual property rights of others; regulatory risk related to our supply chain; legal matters, claims, investigations, and proceedings; changes to tax laws and regulations or our tax rates; changes to and maintaining compliance with U.S. federal, state, local and foreign regulations, including with respect to trade compliance, privacy and data protection, supply chain, and environmental regulation; effect of our debt obligations and restrictive covenants on our ability to operate our business; risks related to our unfunded pension obligations; our estimates of the fair value of intangible assets; the potential impact of dilution related to our convertible debt, hedge, and warrant transactions; risks relating to ownership of our common stock and other risk factors described in the 2025 Form 10-K and other reports and statements filed with the SEC, which can be obtained from the SEC’s website at www.sec.gov or from Advanced Energy’s Investors page at ir.advancedenergy.com. Other factors might also contribute to the differences between these forward-looking statements and Advanced Energy’s actual results. You are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based on management’s current estimates, projections and assumptions, and Advanced Energy assumes no obligation to update them, except as required by applicable law.

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Representation at the Annual Meeting

It is important that your stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are therefore urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope that has been enclosed or vote your shares by telephone or Internet as described on the proxy card. Instructions as to how to deliver your proxy are included in this proxy statement under the section entitled “Delivery and Revocability of Proxies” on page 81 and on the enclosed proxy card.

THE BOARD OF DIRECTORS

Dated March      , 2026

Denver, Colorado

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Appendix A – Reconciliation of Non-GAAP Measures

The “Compensation Discussion and Analysis” and “Pay versus Performance” sections of this proxy statement include references to certain financial measures that are not recognized under generally accepted accounting principles (“GAAP”). These non-GAAP measures exclude the impact of non-cash related charges, such as stock-based compensation, amortization of intangible assets, and long-term unrealized foreign exchange gains and losses. In addition, we exclude discontinued operations and other non-recurring items such as acquisition-related costs, facility expansion and related costs, restructuring, asset impairments, and other charges, as they are not indicative of Advanced Energy’s ongoing performance. The tax effect of our non-GAAP adjustments represents the anticipated annual tax rate applied to each non-GAAP adjustment after consideration of their respective book and tax treatments. Non-GAAP results also exclude non-recurring discrete tax expense or benefits. Finally, non-GAAP diluted weighted-average common shares are adjusted to reflect the dilutive impact of our convertible notes based on the higher note hedge strike price instead of the initial conversion price. Reconciliations of these non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are provided in the financial tables below.

We believe that these non-GAAP measures provide useful information to management and investors to evaluate business performance without the impacts of certain non-cash charges, non-economic foreign currency remeasurements, and other cash charges which are not part of our usual operations. We use these non-GAAP measures to assess performance against business objectives, make business decisions, develop budgets, forecast future periods, assess trends, and evaluate financial impacts of various scenarios. As discussed in “Compensation Discussion and Analysis” above, the incentive plans for our named executive officers include these non-GAAP measures as criteria for achievements.

Non-GAAP measures should not be considered in isolation and should not be considered superior to, or a substitute for, financial measures calculated in accordance with GAAP. To gain a complete picture of all effects on our financial results from any and all events, management does (and investors should) evaluate our results of operations in conjunction with the corresponding GAAP measures, as the use of non-GAAP measures has limitations in that the non-GAAP measures are not prepared in accordance with GAAP or based on any comprehensive set of accounting rules or principles, may be different from non-GAAP measures used by other companies, and may exclude certain items that may have a material impact upon our reported financial results.

All amounts below are in millions, except for earnings per share.

Revenue
	2023	2024	2025
GAAP Revenue	$1,655.8	$1,482.0	$1,798.8

Gross Profit & Gross Margin
	2023	2024	2025
Gross profit from continuing operations, as reported	$592.4	$529.3	$677.4
Adjustments to gross profit:
Stock-based compensation	2.1	4.0	4.9
Facility expansion, relocation costs and other	2.3	4.5	14.7
Non-GAAP gross profit	$597.0	$537.8	$697.0

GAAP gross margin	35.8%	35.7%	37.7%
Non-GAAP gross margin	36.1%	36.3%	38.7%

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Operating Income from Continuing Operations
	2023	2024	2025
GAAP Operating Income	$113.7	$36.6	$168.0
Add backs:
Stock Based Compensation	31.0	45.9	55.7
Acquisition related costs	4.3	6.0	5.8
Facility expansion, relocation costs, and other	2.5	5.6	19.9
Amortization of intangible assets	28.3	26.0	22.1
Restructuring, asset impairments, and other charges	27.0	30.3	12.5
Non-GAAP Operating Income from Continuing Operations	$206.7	$150.5	$284.0

Adjusted Cash Flow
	2023	2024	2025
Non-GAAP Operating Income from Continuing Operations	$206.7	$150.5	$284.0
Changes in accounts receivable	18.3	17.1	(59.9)
Changes in accounts payable	39.9	1.7	80.6
Changes in inventory	(28.6)	(24.3)	(50.8)
Changes in net working capital	$29.5	$(5.5)	$(30.1)
Adjusted Cash Flow	$236.1	$145.0	$253.9

Net Income & EPS
	2023	2024	2025
Income from continuing operations, less noncontrolling interest, net of income taxes	$130.7	$56.3	$149.3
Add backs:
Amortization of intangible assets	28.3	26.0	22.1
Acquisition-related costs	4.3	6.0	5.8
Facility expansion, relocation costs, and other	2.5	5.7	19.9
Restructuring, asset impairments, and other charges	27.0	30.3	12.5
Unrealized foreign currency (gain) loss	(0.1)	(3.4)	5.2
Acquisition-related and other costs included in other income (expense), net	(1.5)	2.8	0.2
Tax effect of Non-GAAP adjustments, including certain discrete tax benefits	(31.3)	(19.6)	(14.0)
Stock-based compensation, net of taxes	24.2	36.3	44.0
Non-GAAP income, net of income taxes	$184.0	$140.4	$245.0

Diluted earnings per share from continuing operations, as reported	$3.46	$1.49	$3.87
Add back:
Per share impact of Non-GAAP adjustments, net of taxes	$1.42	$2.22	$2.54
Non-GAAP per share earnings	$4.88	$3.71	$6.41

Note: Tables may not add or recalculate due to rounding.

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Appendix B – PROPOSED AMENDMENT TO ADVANCED ENERGY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

CERTIFICATE OF AMENDMENT OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

ADVANCED ENERGY INDUSTRIES, INC.

Advanced Energy Industries, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the state of Delaware (the “Corporation”), DOES HEREBY CERTIFY:

1.The name of the Corporation is Advanced Energy Industries, Inc.

2.The Amended and Restated Certificate of Incorporation of the Corporation, dated April 25, 2024 (the “Certificate”), is hereby amended by deleting paragraph A of Article IV thereof in its entirety and substituting a new paragraph A which shall read as follows:

A.        The Corporation is authorized to issue two classes of stock to be designated “Common Stock” and “Preferred Stock.” The total number of shares of all classes of capital stock that the Corporation is authorized to issue is one hundred forty-one million (141,000,000) shares. One hundred forty million (140,000,000) shares shall be Common Stock, par value $0.001 per share, and one million (1,000,000) shares shall be Preferred Stock, par value $0.001 per share.

3.All other provisions of the Certificate shall remain in full force and effect.

4.The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by Elizabeth K. Vonne, its Executive Vice President, General Counsel and Corporate Secretary, this         th day of          , 2026.

ADVANCED ENERGY INDUSTRIES, INC.

By:
Elizabeth K. Vonne
Executive Vice President, General Counsel and Corporate Secretary

B
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Appendix C – PROPOSED SECOND AMENDED AND RESTATED 2023 OMNIBUS INCENTIVE PLAN

ADVANCED ENERGY INDUSTRIES, INC.

Second Amended and Restated 2023 Omnibus Incentive Plan

(as amended and restated November 2, 2023 and May , 2026)

1.  Purpose; Effective Date; Effect on Prior Plan.

(a) Purpose. The Advanced Energy Industries, Inc. Second Amended and Restated 2023 Omnibus Incentive Plan (the “Plan”) has two complementary purposes: (i) to attract and retain outstanding individuals to serve as officers, directors, employees, consultants and advisors, and (ii) to increase stockholder value. The Plan will provide participants with incentives to increase stockholder value by offering the opportunity to acquire shares of the Company’s common stock, receive monetary payments based on the value of such common stock, or receive other incentive compensation, on the potentially favorable terms that this Plan provides.

(b) Effective Date; Effect on Prior Plan. The Plan became effective on the date of the Company’s 2023 Annual Meeting of Stockholders (the “Effective Date”), which was April 27, 2023. The Plan will terminate as provided in Section 15. Following the Effective Date, no additional awards will be made under the Company’s 2017 Omnibus Incentive Plan (the “Prior Plan”), although awards previously granted under the Prior Plan and still outstanding as of the Effective Date will remain outstanding and continue to be subject to all terms and conditions of the Prior Plan.

2.  Definitions. Capitalized terms used and not otherwise defined in this Plan or in any Award agreement have the following meanings:

(a) “10% Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

(b) “Administrator” means the Board or the Committee; provided that, to the extent the Board or the Committee has delegated authority and responsibility as an Administrator of the Plan as permitted by Section 3(b), the term “Administrator” shall also mean such committee(s) and/or officer(s).

(c) “Affiliate” has the meaning ascribed to such term in Rule 12b-2 under the Exchange Act. Notwithstanding the foregoing, for purposes of determining those individuals to whom an Option or a Stock Appreciation Right may be granted, the term “Affiliate” means any entity that, directly or through one or more intermediaries, is controlled by or is under common control with, the Company within the meaning of Code Sections 414(b) or (c); provided that, in applying such provisions, the phrase “at least 20 percent” shall be used in place of “at least 80 percent” each place it appears therein.

(d) “Applicable Exchange” means the national securities exchange or automated trading system on which the Stock is principally traded at the applicable time.

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(e) “Award” means a grant of Options, Stock Appreciation Rights, Performance Stock Units, Performance Units, Stock, Restricted Stock, Restricted Stock Units, a Cash Incentive Award, or any other type of award permitted under this Plan.

(f) “Board” means the Board of Directors of the Company.

(g) “Cash Incentive Award” means the right to receive a cash payment to the extent Performance Goals are achieved (or other requirements are met), as described in Section 10.

(h) A “Change of Control” shall have the meaning given in an Award agreement or, if no meaning is given in an Award agreement, shall be deemed to occur upon the consummation of any of the following transactions:

(i) The acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (A) the then-outstanding Shares (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate or (4) any acquisition by any corporation pursuant to a transaction that complies with Sections 2(h)(iii)(A) – 2(h)(iii)(C);

(ii) Any time at which individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

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(iii) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its Subsidiaries, a sale or other disposition of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (A) at least 50% of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding common equity and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or an Affiliate or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 50% or more of, respectively, the then-outstanding common equity of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, for purposes of an Award (1) that provides for the payment of deferred compensation that is subject to Code Section 409A or (2) with respect to which the Company permits a deferral election, the definition of Change of Control herein shall be deemed amended to conform to the requirements of Code Section 409A to the extent necessary for the Award and deferral election to comply with Code Section 409A.

(j) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.

(k) “Committee” means the Compensation Committee of the Board, any successor committee thereto or such other committee of the Board that is designated by the Board with the same or similar authority. The Committee shall consist only of Non-Employee Directors (not fewer than two (2)) who meet the definition of “non-employee director” under Rule 16b-3(b)(3) promulgated under the Exchange Act to the extent necessary for the Plan and Awards to comply with Rule 16b-3 promulgated under the Exchange Act.

(l) “Company” means Advanced Energy Industries, Inc., a Delaware corporation, or any successor thereto.

(m) “Director” means a member of the Board.

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(n) ”Disability” means the Participant is unable to perform each of the essential duties of such Participant’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than twelve (12) months; provided, however, that, with respect to rules regarding expiration of an incentive stock option following termination of the Participant’s employment, Disability shall mean the Participant is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

(o) “Dividend Equivalent Unit” means the right to receive a payment, in cash or Shares, equal to the cash dividends or other cash distributions paid with respect to a Share.

(p) “Effective Date” means the date on which the Board approves the Plan.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.

(r) “Fair Market Value” means, as of a given date, the closing sale price of a Share on the Applicable Exchange on such date or, if there shall be no such sale on such date, on the next preceding day on which such a sale shall have occurred; provided that, if so determined by the Administrator, Fair Market Value may instead mean a price that is based on the opening, closing, actual, high or low sale price, or the arithmetic mean of selling prices of, a Share, on the Applicable Exchange on the applicable date, the preceding trading day, the next succeeding trading day, or the arithmetic mean of selling prices on all trading days over a specified averaging period weighted by volume of trading on each trading day in the period that is within 30 days before or 30 days after the applicable date, as determined by the Administrator in its discretion; provided further that, if an arithmetic mean of prices is used to set a grant price or an exercise price for an Option or Stock Appreciation Right, the commitment to grant the applicable Award based on such arithmetic mean must be irrevocable before the beginning of the specified averaging period in accordance with Treasury Regulation §1.409A-1(b)(5)(iv)(A). The method of determining Fair Market Value with respect to an Award shall be determined by the Administrator and may differ depending on whether Fair Market Value is in reference to the grant, exercise, vesting, settlement, or payout of an Award. If the Stock is not traded on an established stock exchange, the Administrator shall determine in good faith the Fair Market Value in whatever manner it considers appropriate, but based on objective criteria; provided that, to the extent required to secure an exemption from Code Section 409A, Fair Market Value shall be determined using a reasonable application of a reasonable valuation method. Notwithstanding the foregoing, in the case of an actual sale of Shares, the actual sale price shall be the Fair Market Value of such Shares.

(s) “Non-Employee Director” means a Director who is not also an employee of the Company or its Subsidiaries.

(t) “Option” means the right to purchase Shares at a stated price for a specified period of time.

(u) “Participant” means an individual selected by the Administrator to receive an Award.

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(v) “Performance Goals” means any objective or subjective goals the Administrator establishes with respect to an Award. Performance Goals may include, but are not limited to, the performance of the Company or any one or more of its Subsidiaries, Affiliates or its or their business units (or any combination thereof) with respect to the following measures: (a) net earnings or net income; (b) operating earnings, operating income; (c) pretax earnings; (d) earnings per share; earnings per share after applying a capital charge; (f) share price, including growth measures and total stockholder return; (g) earnings before interest and taxes and related margin; (h) earnings before interest, taxes, depreciation and/or amortization and related margin; (i) sales or revenue growth, whether in general, by type of product, application or service, or by type of customer; (j) gross or operating profit or margins; (k) return measures, including return on assets, capital, investment, equity, sales or revenue; (l) economic value add (EVA) with or without a capital charge; (m) cash flow, including operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment; (n) productivity ratios; (o) expense targets; (p) market share; (q) financial ratios as provided in credit agreements of the Company and its subsidiaries and interest expense; (r) working capital targets; (s) completion of acquisitions of business or companies; (t) completion of divestitures and asset sales; (u) operating metrics, design wins and inventory; and (v) any combination of any of the foregoing business criteria and associated margins, some of which may exclude restructuring charges, acquisition related costs, stock based compensation, amortization of intangibles, tax release items, certain one-time tax items and other one-time charges, and may be limited to continuing operations. Performance Goals may also relate to a Participant’s individual performance.

The Administrator reserves the right to adjust Performance Goals, or modify the manner of measuring or evaluating a Performance Goal, for any reason the Administrator determines is appropriate, including but not limited to: (i) by excluding the effects of charges for reorganizing and restructuring; discontinued operations; asset write-downs; gains or losses on the disposition of a business; or mergers, acquisitions or dispositions; and extraordinary, unusual and/or non-recurring items of gain or loss; (ii) excluding the costs of litigation, claims, judgments or settlements; (iii) excluding the effects of changes laws or regulations affecting reported results, or changes in tax or accounting principles, regulations or law; and (iv) excluding any accruals of amounts related to payments under the Plan or any other compensation arrangement maintained by the Company or an Affiliate.

The inclusion in an Award agreement of specific adjustments or modifications shall not be deemed to preclude the Administrator from making other adjustments or modifications, in its discretion, as described herein, unless the Award agreement provides that the adjustments or modifications described in such agreement shall be the sole adjustments or modifications.

(w) “Performance Stock Units” means the right to receive Shares or a cash payment equal to the Fair Market Value of one or more Shares to the extent Performance Goals are achieved (or other requirements are met).

(x) “Performance Unit” means the right to receive a cash payment and/or Shares valued in relation to a unit that has a designated dollar value or the value of which is equal to the Fair Market Value of one or more Shares, to the extent Performance Goals are achieved (or other requirements are met).

(y) “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, or any group of Persons acting in concert that would be considered “persons acting as a group” within the meaning of Treas. Reg. § 1.409A-3(i)(5).

(z) “Plan” means this Advanced Energy Industries, Inc. 2023 Omnibus Incentive Plan, as it may be amended from time to time.

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(aa) “Restricted Stock” means Shares that are subject to a risk of forfeiture or restrictions on transfer, or both a risk of forfeiture and restrictions on transfer, which may lapse upon the achievement or partial achievement of Performance Goals or upon the completion of a period of service, or both.

(bb) “Restricted Stock Unit” means the right to receive a Share or a cash payment the value of which is equal to the Fair Market Value of one Share.

(cc) “Retirement” means, unless otherwise determined by the Administrator, a Participant’s voluntary termination after having attained age sixty (60) and having earned five (5) years or more of continuous employment or service.

(dd) “Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.

(ee) “Share” means a share of Stock.

(ff) “Stock” means the common stock of the Company.

(gg) “Stock Appreciation Right” or “SAR” means the right to receive a cash payment, and/or Shares with a Fair Market Value, equal to the appreciation of the Fair Market Value of a Share during a specified period of time.

(hh) “Subsidiary” means any corporation, limited liability company or other limited liability entity in an unbroken chain of entities beginning with the Company if each of the entities (other than the last entities in the chain) owns the stock or equity interest possessing more than fifty percent (50%) of the total combined voting power of all classes of stock or other equity interests in one of the other entities in the chain.

3.  Administration.

(a) Administration. In addition to the authority specifically granted to the Administrator in this Plan, the Administrator has full discretionary authority to administer this Plan, including but not limited to the authority to: (i) interpret the provisions of this Plan or any agreement covering an Award; (ii) prescribe, amend and rescind rules and regulations relating to this Plan; (iii) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any agreement covering an Award in the manner and to the extent it deems desirable to carry this Plan or such Award into effect; and (iv) make all other determinations necessary or advisable for the administration of this Plan. All Administrator determinations shall be made in the sole discretion of the Administrator and are final and binding on all interested parties.

(b) Delegation. To the extent applicable law permits, the Board may delegate to another committee of the Board, or the Committee may delegate to a subcommittee of the Committee, or either may delegate to one or more persons or bodies, any or all of their respective authority and responsibility as an Administrator of the Plan; provided that no such delegation is permitted with respect to Stock-based Awards made to Section 16 Participants at the time any such delegated authority or responsibility is exercised unless the delegation is to another committee of the Board consisting entirely of Non-Employee Directors. If the Board or the Committee has made such a delegation, then all references to the Administrator in this Plan include such other committee, subcommittee or one or more persons or bodies to the extent of such delegation.

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(c) No Liability; Indemnification. No member of the Board or the Committee, and no officer or member of any other committee or person to whom a delegation under Section 3(b) has been made, will be liable for any act done, or determination made, by the individual in good faith with respect to the Plan or any Award. The Company will indemnify and hold harmless each such individual as to any acts or omissions, or determinations made, in each case done or made in good faith, with respect to this Plan or any Award to the maximum extent that the law and the Company’s By-Laws permit.

4.  Eligibility. The Administrator may designate any of the following as a Participant from time to time, to the extent of the Administrator’s authority: any officer or other employee of the Company or its Affiliates; any individual who the Company or an Affiliate has engaged to become an officer or employee; any consultant or advisor who provides services to the Company or its Affiliates; any Director, including a Non-Employee Director; and, subject to compliance with applicable law, any other person whom the Administrator believes it is in the best interests of the Company to designate as a Participant. The issuance of securities under the Plan will be authorized to consultants and advisors only if they are natural persons, they provide bona fide services to the Company, and the services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities. The Administrator’s designation of, or granting of an Award to, a Participant will not require the Administrator to designate such individual as a Participant or grant an Award to such individual at any future time. The Administrator’s granting of a particular type of Award to a Participant will not require the Administrator to grant any other type of Award to such individual.

5.  Types of Awards. Subject to the terms of this Plan, the Administrator may grant any type of Award to any Participant it selects, but only employees of the Company or a Subsidiary may receive grants of incentive stock options within the meaning of Code Section 422. Awards may be granted alone or in addition to, in tandem with, or (subject to the prohibition on repricing set forth in Section 15(e)) in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate, including the plan of an acquired entity).

6.  Shares Reserved under this Plan.

(a) Plan Reserve. Subject to adjustment as provided in Section 17, an aggregate of four million nine hundred thousand (4,900,000) Shares are reserved for issuance under this Plan, all of which may be issued pursuant to the exercise of incentive stock options. The Shares reserved for issuance may be either authorized and unissued Shares or Shares reacquired at any time and now or hereafter held as treasury stock.

(b) Depletion and Replenishment of Shares Under this Plan.

(i) The aggregate number of Shares reserved under Section 6(a) shall be depleted on the date of grant of an Award by the maximum number of Shares, if any, with respect to which such Award is granted. Notwithstanding the foregoing, an Award that may be settled solely in cash (or partially in cash to the extent of the cash amount of the Award) shall not cause any depletion of the Plan’s Share reserve at the time such Award is granted.

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(ii) To the extent (A) an Award lapses, expires, terminates or is cancelled without the issuance of Shares under the Award (whether due currently or on a deferred basis) or is settled in cash, (B) it is determined during or at the conclusion of the term of an Award that all or some portion of the Shares with respect to which the Award was granted will not be issuable on the basis that the conditions for such issuance will not be satisfied, (C) Shares are forfeited under an Award, or (D) Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, then such Shares shall be recredited to the Plan’s reserve and may again be used for new Awards under this Plan, but Shares recredited to the Plan’s reserve pursuant to clause (D) may not be issued pursuant to incentive stock options. Notwithstanding the foregoing, in no event shall the following Shares be recredited to the Plan’s reserve: (x) Shares tendered or withheld in payment of the exercise price of an Option or as a result of the net settlement of an outstanding Stock

Appreciation Right, (y) Shares tendered or withheld to satisfy federal, state or local tax withholding obligations, or (z) Shares purchased by the Company (subject to compliance with applicable law) using proceeds from Option exercises

(c)  Non-Employee Director Award Limitation. Subject to adjustment as provided in Section 17, the maximum number of Shares that may be granted during any fiscal year to any individual Non-Employee Director shall not exceed that number of Shares that has a grant date fair value of, when added to any cash compensation received by such Non-Employee Director, $1,000,000 (the “Director Limit”); provided that the Administrator may make exceptions to the Director Limit in extraordinary circumstances as the Administrator may determine in its discretion; provided further that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation.

7.  Options. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each Option, including but not limited to: (a) whether the Option is an “incentive stock option” which meets the requirements of Code Section 422, or a “nonqualified stock option” which does not meet the requirements of Code Section 422; (b) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (c) the number of Shares subject to the Option; (d) the exercise price, which may never be less than the Fair Market Value of the Shares subject to the Option as determined on the date of grant (110% of the Fair Market Value in the case of an incentive stock option granted to a 10% Stockholder) unless the Option complies with, or otherwise qualifies for an exemption from, Code Section 409A; (e) the terms and conditions of vesting and exercise; (f) the term, except that an Option must terminate no later than ten (10) years after the date of grant (five (5) years in the case of an incentive stock option granted to a 10% Stockholder); and (g) the manner of payment of the exercise price. In all other respects, the terms of any incentive stock option should comply with the provisions of Code Section 422 except to the extent the Administrator determines otherwise. If an Option that is intended to be an incentive stock option fails to meet the requirements thereof, the Option shall automatically be treated as a nonqualified stock option to the extent of such failure. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an incentive stock option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof. To the extent previously approved by the Administrator (which approval may be set forth in an Award agreement or in administrative rules), and subject to such procedures as the Administrator may specify, the payment of the exercise price of Options may be made by (i) delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, (ii) by delivery to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price, (iii) by surrendering the right to receive Shares otherwise deliverable to the Participant upon exercise of the Award having a Fair Market Value at the time of exercise equal to the total exercise price, or (iv) by any combination of (i), (ii) and/or (iii). Except to the

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extent otherwise set forth in an Award agreement, a Participant shall have no rights as a holder of Stock as a result of the grant of an Option until the Option is exercised, the exercise price and applicable withholding taxes are paid and the Shares subject to the Option are issued thereunder.

8.  Stock Appreciation Rights. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each SAR, including but not limited to: (a) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (b) the number of Shares to which the SAR relates; (c) the grant price, which may never be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant unless the SAR complies with, or otherwise qualifies for an exemption from, Code Section 409A; (d) the terms and conditions of exercise or maturity, including vesting; (e) the term, provided that an SAR must terminate no later than ten (10) years after the date of grant; and (f) whether the SAR will be settled in cash, Shares or a combination thereof.

9.  Performance and Stock Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Shares, Restricted Stock, Restricted Stock Units, Performance Stock Units or Performance Units, including but not limited to: (a) the number of Shares or units to which such Award relates; (b) whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; (c) the length of the vesting or performance period and, if different, the date on which payment of the benefit provided under the Award will be made; (d) with respect to Performance Units, whether to measure the value of each unit in relation to a designated dollar value or the Fair Market Value of one or more Shares; and (e) with respect to Restricted Stock Units and Performance Units, whether to settle such Awards in cash, in Shares (including Restricted Stock), or in a combination of cash and Shares. Except to the extent the Administrator provides otherwise, holders of Restricted Stock and Stock shall have the right to vote the Shares subject to such Awards and the right to receive any dividends declared or paid with respect to such Shares. Except to the extent the Administrator provides otherwise, holders of other types of Awards shall not have any rights as stockholders of the Company with respect to such Awards. A holder of Restricted Stock Units, Performance Stock Units or Performance Units shall have no rights other than those of a general creditor of the Company; such Awards represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of this Plan and the applicable Award agreement. The holder of Restricted Stock, Restricted Stock Units or Performance Stock Units shall be required, to the extent required by applicable law, to purchase the Restricted Stock or Shares subject to vested Restricted Stock Units or Performance Stock Units from the Company at a purchase price equal to the greater of (x) the aggregate par value of the Shares represented by such Restricted Stock, Restricted Stock Units or Performance Stock Units or (y) the purchase price, if any, specified in the applicable Award agreement relating to such Restricted Stock, Restricted Stock Units or Performance Stock Units.

10.  Cash Incentive Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of a Cash Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable, and the timing of payment.

11.  Dividends and Dividend Equivalent Units.

(a) Prohibitions. In no event may dividends or Dividend Equivalent Units be awarded with respect to Options, SARs or any other stock-based award that is not a grant of Stock, Restricted Stock, Restricted Stock Units, Performance Stock Units or Performance Units. Notwithstanding anything to the contrary in this Plan, and for the avoidance of doubt, this Plan expressly prohibits the payment of dividends or Dividend Equivalent Units on unvested Awards for all equity Award types.

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(b) Dividends. If cash dividends are paid while shares of Restricted Stock are unvested, then such dividends will either, at the discretion of the Administrator, be (i) automatically reinvested as additional shares of Restricted Stock that are subject to the same terms and conditions, including the risk of forfeiture, as the original grant of Restricted Stock, or (ii) paid in cash at the same time and the same extent that the Restricted Stock vests. For clarity, in no event will dividends be distributed to a Participant unless, until and to the same extent as the underlying shares of Restricted Stock vest.

(c) Dividend Equivalent Units. The Administrator may grant Dividend Equivalent Units only in tandem with Restricted Stock Units, Performance Stock Units or Performance Units. Dividend Equivalent Units will either, at the discretion of the Administrator, be (i) accumulated and paid, in cash or Shares in the Administrator’s discretion, at the same time and to the same extent that the tandem Award vests or is earned or (ii) reinvested in additional units that are subject to the same terms and conditions (including vesting and forfeiture) as the tandem Award. The Administrator will determine all other terms and conditions of each award of Dividend Equivalent Units. For clarity, in no event will a Participant receive payment with respect to a Dividend Equivalent Unit unless, until and to the same extent as the tandem Award vests and is paid.

12.  Other Stock-Based Awards. Subject to the terms of this Plan, the Administrator may grant to a Participant shares of unrestricted Stock as replacement for other compensation to which the Participant is entitled, such as in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or as a bonus.

13.  Minimum Vesting; Discretion to Accelerate Vesting.

(a)  Minimum Vesting Period. All Awards granted under the Plan shall have a minimum vesting period of one year from the date of grant, provided that such minimum vesting period will not apply to Awards with respect to up to 5% of the total number of Shares reserved pursuant to Section 6(a). For purposes of Awards granted to Non-Employee Directors, “one year” may mean the period of time from one annual stockholders meeting to the next annual stockholders meeting, provided that such period of time is not less than 50 weeks.

(b)  Discretion to Accelerate Vesting. Notwithstanding Section 13(a), the Administrator may accelerate the vesting of an Award, deem an Award to be earned in whole or in part, waive any forfeiture conditions, or otherwise modify or adjust any other condition or limitation regarding an Award in the event of a Participant’s death (i.e., beyond what is provided for in Section 18(c)), Disability, Retirement, voluntary or involuntary termination, as provided in an Award agreement, in connection with a Change of Control described in Section 17(c), or upon any other event as determined by the Administrator in its sole and absolute discretion.

14.  Transferability. Awards are not transferable, including to any financial institution, other than by will or the laws of descent and distribution, unless and to the extent the Administrator allows a Participant to: (a) designate in writing a beneficiary to exercise the Award or receive payment under the Award after the Participant’s death; (b) transfer an Award to the former spouse of the Participant as required by a domestic relations order incident to a divorce; or (c) transfer an Award; provided, however, that with respect to clause (c) above the Participant may not receive consideration for such a transfer of an Award.

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15.  Term of Plan; Termination and Amendment; Survival; Repricing and Backdating Prohibited; Foreign Participation; Deferrals.

(a) Term of Plan. Unless the Board earlier terminates this Plan pursuant to Section 15(b), this Plan will terminate on, and no further Awards may be granted under this Plan, after the tenth (10th) anniversary of the latest date on which this Plan, or any amendment thereto or restatement thereof, has been approved by the Company’s stockholders.

(b) Termination and Amendment. The Board or the Administrator may amend, alter, suspend, discontinue or terminate this Plan at any time, subject to the following limitations:

(i) the Board, in addition to the Administrator, must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) prior action of the Board, (B) applicable corporate law, or (C) any other applicable law;

(ii) stockholders must approve any amendment of this Plan (which may include an amendment to materially increase the number of Shares specified in Section 6(a), except as permitted by Section 17) to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of the Applicable Exchange, or (D) any other applicable law; and

(iii) stockholders must approve an amendment that would diminish the protections afforded by Section 15(e).

If the Board or the Administrator takes any action under this Plan that is not, at the time of such action, authorized by this Plan, but that could be authorized by this Plan as amended by the Board or the Administrator, as applicable, the Board or Administrator action will be deemed to constitute an amendment to this Plan to authorize such action to the extent permissible under applicable law and the requirements of the Applicable Exchange.

(c)  Amendment, Modification, Cancellation and Disgorgement of Awards.

(i)Except as provided in Section 15(e) and subject to the requirements of this Plan, the Administrator may modify, amend or cancel any Award, or waive any restrictions or conditions applicable to any Award or the exercise of the Award; provided that, except as otherwise provided in the Plan or the Award agreement, any modification or amendment that materially diminishes the rights of the Participant, or the cancellation of an Award, shall be effective only if agreed to by the Participant or any other person(s) as may then have an interest in such Award, but the Administrator need not obtain Participant (or other interested party) consent for the modification, amendment or cancellation of an Award as follows: (A) to the extent necessary to comply with any applicable law or the listing requirements of the Applicable Exchange; or (B) to the extent necessary to preserve favorable accounting or tax treatment of any Award for the Company. Notwithstanding the foregoing, unless determined otherwise by the Administrator, any such amendment shall be made in a manner that will enable an Award intended to be exempt from Code Section 409A to continue to be so exempt, or to enable an Award intended to comply with Code Section 409A to continue to so comply.

(ii) Changes, settlements, and other actions contemplated by Section 15(f) or Section 17 shall not be deemed to constitute changes or amendments for purposes of this Section 15(c).

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(iii) No Award may be granted during any period of suspension or after termination of the Plan.

(iv) Any Awards granted pursuant to this Plan, and any Stock issued or cash paid pursuant to an Award, shall be subject to any recoupment or clawback policy that is adopted by, or any recoupment or similar requirement otherwise made applicable by law, regulation or the listing standards of an Applicable Exchange to, the Company from time to time.

(d)  Survival of Authority and Awards. Notwithstanding the foregoing, the authority of the Board and the Administrator under this Section 15 and to otherwise administer the Plan with respect to then-outstanding Awards will extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

(e)  Repricing and Backdating Prohibited. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided for in Section 17, neither the Administrator nor any other person may (i) amend the terms of outstanding Options or SARs to reduce the exercise or grant price of such outstanding Options or SARs; (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise or grant price that is less than the exercise or grant price of the original Options or SARs; or (iii) cancel outstanding Options or SARs with an exercise or grant price above the current Fair Market Value of a Share in exchange for cash or other securities. In addition, the Administrator may not make a grant of an Option or SAR with a grant date that is effective prior to the date the Administrator takes action to approve such Award.

(f)  Foreign Participation. To assure the viability of Awards granted to Participants employed or residing in foreign countries, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, accounting or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Administrator approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of Section 15(b)(ii).

(g) Deferrals. The Administrator may permit or require the deferral of any Award or Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish. Any such deferrals shall be made in a manner that complies with Code Section 409A.

16.  Taxes.

(a) Withholding. In the event the Company or one of its Affiliates is required to withhold any federal, state or local taxes or other amounts in respect of any income recognized by a Participant as a result of the grant, vesting, payment or settlement of an Award or disposition of any Shares acquired under an Award, the Company may satisfy such obligation by:

(i) If cash is payable under an Award, deducting (or requiring an Affiliate to deduct) from such cash payment the amount needed to satisfy such obligation;

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(ii) If Shares are issuable under an Award, then to the extent previously approved by the Administrator (which approval may be set forth in an Award agreement or in administrative rules), and subject to such procedures as the Administrator may specify, (A) withholding Shares having a Fair Market Value equal to such obligations; or (B) allowing the Participant to elect to (1) have the Company or its Affiliate withhold Shares otherwise issuable under the Award, (2) tender back Shares received in connection with such Award or (3) deliver other previously owned Shares, in each case having a Fair Market Value equal to the amount to be withheld; provided that the amount to be withheld under this clause (ii) may not exceed the total maximum statutory tax withholding obligations associated with the transaction to the extent needed for the Company and its Affiliates to avoid an accounting charge. If an election is provided, the election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Administrator requires; or

(iii) Deducting (or requiring an Affiliate to deduct) the amount needed to satisfy such obligation from any wages or other payments owed to the Participant, requiring such Participant to pay to the Company or its Affiliate, in cash, promptly on demand, or make other arrangements satisfactory to the Company or its Affiliate regarding the payment to the Company or its Affiliate of the amount needed to satisfy such obligation.

(b)  No Guarantee of Tax Treatment. Notwithstanding any provisions of this Plan to the contrary, the Company does not guarantee to any Participant or any other Person with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.

17.  Adjustment and Change of Control Provisions.

(a)  Adjustment of Shares. If (i) the Company shall at any time be involved in a merger or other transaction in which the Shares are changed or exchanged; (ii) the Company shall subdivide or combine the Shares or the Company shall declare a dividend payable in Shares, other securities (other than stock purchase rights issued pursuant to a stockholder rights agreement) or other property; (iii) the Company shall effect a cash dividend the amount of which, on a per Share basis, exceeds ten percent (10%) of the Fair Market Value of a Share at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on the Shares in the form of cash, or a repurchase of Shares, that the Board determines by resolution is special or extraordinary in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization involving the Shares; or (iv) any other event shall occur, which, in the case of this clause (iv), in the judgment of the Administrator necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Administrator shall, in such manner as it may deem equitable to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, adjust any or all of: (A) the number and type of shares subject to this Plan (including the number and type of shares described in Section 6(a)) and which may after the event be made the subject of Awards; (B) the number and type of shares subject to outstanding Awards; (C) the grant, purchase, or exercise price with respect to any Award; and (D) the Performance Goals of an Award. In any such case, the Administrator may also (or in lieu of the foregoing) make provision for a cash payment to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of an Award) in an amount determined by the Administrator effective at such time as the Administrator specifies (which may be the time such transaction or event is effective). However, in each case, with respect to Awards of incentive stock options, no such

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adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number. In any event, previously granted Options or SARs are subject to only such adjustments as are necessary to maintain the relative proportionate interest the Options and SARs represented immediately prior to any such event and to preserve, without exceeding, the value of such Options or SARs.

Without limitation, in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a Change of Control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Administrator may substitute, on an equitable basis as the Administrator determines or as set forth in the applicable purchase or merger agreement, for each Share then subject to an Award and the Shares subject to this Plan (if the Plan will continue in effect), the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction.

Notwithstanding the foregoing, in the case of a stock dividend (other than a stock dividend declared in lieu of an ordinary cash dividend) or subdivision or combination of the Shares (including a reverse stock split), if no action is taken by the Administrator, adjustments contemplated by this subsection that are proportionate shall nevertheless automatically be made as of the date of such stock dividend or subdivision or combination of the Shares.

(b)Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Administrator may authorize the issuance or assumption of awards under this Plan upon such terms and conditions as it may deem appropriate.

(c)  Effect of Change of Control.

(i) Upon a Change of Control, except to the extent otherwise provided in an applicable Award agreement, if the successor or surviving corporation (or parent thereof) so agrees, then, without the consent of any Participant (or other person with rights in an Award), some or all outstanding Awards may be assumed, or replaced with the same type of award with substantially equivalent terms and conditions, by the successor or surviving corporation (or parent thereof) in the Change of Control transaction, subject to the following requirements:

(A) Each Award which is assumed by the successor or surviving corporation (or parent thereof) shall be appropriately adjusted, immediately after such Change of Control, to apply to the number and class of securities which would have been issuable to the Participant upon the consummation of such Change of Control had the Award been exercised, vested or earned immediately prior to such Change of Control, and such other appropriate adjustments in the terms and conditions of the Award shall be made.

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(B) If the securities to which the Awards relate after the Change of Control are not listed and traded on a national securities exchange, then (1) the Participant shall be provided the option, upon exercise or settlement of an Award, to elect to receive, in lieu of the issuance of such securities, cash in an amount equal to the fair value equal of the securities that would have otherwise been issued and (2) for purposes of determining such fair value, no reduction shall be taken to reflect a discount for lack of marketability, minority interest or any similar consideration.

(ii) To the extent the purchaser, successor or surviving entity (or parent thereof) in the Change of Control transaction does not assume the Awards or issue replacement awards as provided in clause (i), then, except to the extent otherwise provided in an applicable Award agreement and unless the Administrator otherwise determines:

(A)  Each Option or SAR that is then held by a Participant who is employed by or in the service of the Company or an Affiliate shall either (x) become immediately exercisable and remain so for a period of fifteen (15) days prior to the consummation of the Change of Control (with any exercisability being conditioned and effective upon such consummation and any unexercised Options or SARs terminating upon such consummation) or (y) be cancelled (whether or not then vested) on the date of the Change of Control in exchange for a payment in cash or securities upon or promptly after the consummation of the Change of Control having a value equal to the excess of the Change of Control Price (as defined below) of the Shares covered by the Option or SAR that is so cancelled over the purchase or grant price of such Shares under the Award; provided, however, that all Options and SARs that have a purchase or grant price that is greater than the Change of Control Price shall be cancelled for no consideration;

(B)  Restricted Stock and Restricted Stock Units (that are not Performance Awards) that are not then vested shall vest in full as of immediately prior to the Change of Control and shall be cancelled in exchange for a payment in cash upon or promptly after the consummation of the Change of Control having a value equal to the Change of Control Price of the Shares covered by the Award that is so cancelled;

(C)  All Performance Stock Units, Performance Units, and Cash Incentive Awards for which the performance period has expired shall be paid based on actual performance (and assuming all employment or other requirements had been met in full); and all Performance Stock Units, Performance Units and Cash Incentive Awards for which the performance period has not expired shall be cancelled in exchange for a payment in cash upon or promptly after the consummation of the Change of Control equal to the amount that would have been due under such Award(s) as determined by the Administrator;

(D)  All Dividend Equivalent Units that are not vested shall vest (to the same extent as the Award granted in tandem with the Dividend Equivalent Unit, if applicable) and be paid upon or promptly after the consummation of the Change of Control; and

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(E)  All other Awards that are not vested shall vest and if an amount is payable under such vested Award, such amount shall be paid in cash upon or promptly after the consummation of the Change of Control equal to the value of the Award.

“Change of Control Price” shall mean the per share price paid or deemed paid in the Change of Control transaction, and to the extent necessary, as determined by the Administrator.

(d) Application of Limits on Payments. Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Participant with the Company or any Affiliate, except an agreement, contract, or understanding that expressly addresses Section 280G or Section 4999 of the Code (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Participant (including groups or classes of Participants or beneficiaries of which the Participant is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Participant (a “Benefit Arrangement”), if the Participant is a “disqualified individual,” as defined in Section 280G(c) of the Code, any Option, Restricted Stock, Restricted Stock Unit, Performance Stock Unit or Performance Unit held by that Participant and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Participant under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Participant under this Plan to be considered a “parachute payment” within the meaning of Section 280G(b)(2) of the Code as then in effect (a “Parachute Payment”) and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Participant from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Participant without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Participant under any Other Agreement or any Benefit Arrangement would cause the Participant to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Participant as described in clause (ii) of the preceding sentence, then the rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements shall be reduced or eliminated in the following manner and order: any such reduction or elimination in rights, payments and benefits shall be applied first against the latest scheduled cash payments; then current cash payments; then any equity or equity derivatives that are included under Code Section 280G at full value rather than accelerated value (with the highest value reduced or eliminated first); then any equity or equity derivatives included under Code Section 280G at an accelerated value (and not at full value) shall be reduced or eliminated with the highest value reduced or eliminated first (as such values are determined under Treasury Regulation 1.280G-1, Q&A 24); finally any other non-cash benefits will be reduced or eliminated in the order of latest scheduled payments to earliest scheduled payments.

18.  Effect of Termination of Employment or Service on Awards.

Except as otherwise provided in Section 19(a), by the Administrator in an Award agreement, or as otherwise determined by the Administrator prior to or at the time of termination of a Participant’s employment or service, the following provisions shall apply upon a Participant’s termination of employment or service with the Company and its Affiliates.

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(a) Termination of Employment or Service. If a Participant’s employment or service with the Company and its Affiliates ends for any reason other than (i) death, (ii) Disability or (iii) Retirement, then:

(i) Any outstanding unvested Options or SARs shall be forfeited immediately upon such termination, and any outstanding vested Options or SARs shall be exercisable until the earlier of (A) ninety (90) days following the Participant’s termination date and (B) the expiration date of the Option or SAR under the terms of the applicable Award agreement.

(ii) All other outstanding Awards made to the Participant, to the extent not then earned, vested and paid to the Participant, shall terminate on the Participant’s last day of employment or service.

(b)  Disability of Participant. If a Participant’s employment or service with the Company and its Affiliates terminates as a result of Disability, then:

(i) Any outstanding unvested Options or SARs shall be forfeited immediately upon such death or termination, and any outstanding vested Options or SARs shall be exercisable until the earlier of (A) twelve (12) months following the date of such death or termination and (B) the expiration date of the Option or SAR under the terms of the applicable Award agreement.

(ii) All other outstanding Awards made to the Participant, to the extent not then earned, vested and paid to the Participant, shall terminate on the Participant’s last day of employment or service.

(c)  Death of Participant. If a Participant’s employment or service with the Company and its Affiliates ends as a result of such Participant’s death, then all unvested time-vesting equity Awards (including Restricted Stock Units, Restricted Stock, and Options) held by the Participant on the date of such Participant’s death that are scheduled to vest during the 12 months after Participant’s death shall vest immediately as to service requirements on the date of death, all service-based restrictions for such Awards shall lapse, and any performance-based equity Awards (including Performance Units and Performance Stock Units) for which the end of the performance period is within 12 months after the date of such Participant’s death shall be deemed to have been earned at target performance with the amount prorated through the date of such Participant’s death.  Any performance-based Awards shall be settled and paid to the Participant’s estate within 90 days of Participant’s death. All accelerated upon death and all outstanding and vested Options or SARs will be exercisable until the earlier of (A) twelve (12) months following the Participant’s date of death and (B) the expiration date of the Option or SAR under the terms of the applicable Award agreement.

For those equity Awards that are scheduled to vest after the date that is 12 months from the date of Participant’s death and all unvested cash Awards:

(i)	Any outstanding unvested Options or SARs shall be forfeited immediately upon such termination; and

(ii) All other outstanding Awards made to the Participant, to the extent not then earned, vested and paid to the Participant, shall terminate on the Participant’s last day of employment or service.

(d)  Retirement of Participant. If a Participant’s employment or service terminates as a result of Retirement, then:

(i)  Any outstanding unvested Options or SARs shall be forfeited immediately upon such Retirement, and any outstanding vested Options or SARs shall be exercisable until the earlier of (A)

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thirty-six (36) months following the date of such Retirement and (B) the expiration date of the Option or SAR under the terms of the applicable Award agreement.

(ii)  All other outstanding Awards made to the Participant, to the extent not then earned, vested and paid to the Participant, shall terminate on the Participant’s last day of employment or service.

(d) Time of Termination. For purposes of this Section 18, termination of service shall be deemed to occur at 11:59 p.m. (Eastern Time) on the relevant date described above. Forfeiture or termination of Awards required by this Section 18 shall occur on the date of termination immediately after termination.

(e)  Consultants, Advisors and Other Stock-Based Awards. The Administrator shall have the discretion to determine the effect of the termination of service of a consultant or advisor on Awards held by such individual, and the effect on other Stock-based Awards of a Participant’s termination of employment or service with the Company and its Affiliates.

19.  Miscellaneous.

(a)  Other Terms and Conditions. (i) The Administrator may provide in any Award agreement such other provisions (whether or not applicable to the Award granted to any other Participant) as the Administrator determines appropriate to the extent not otherwise prohibited by the terms of the Plan. No provision in an Award agreement shall limit the Administrator’s discretion hereunder unless such provision specifically so provides for such limitation. (ii) Notwithstanding anything in this Plan, the Executive Change in Control & General Severance Agreements (as may be modified from time to time or other replacement agreement between executives and the Company) or other employment, change of control, severance or similar agreement provided that such other agreement references this Plan, control over any conflicting term in this Plan; provided that, any term in this Plan that is more favorable to a Participant than a term addressing the same subject matter in such Participant’s Executive Change in Control & General Severance Agreement (or other agreement referencing this Plan) shall control.

(b)  Employment and Service. The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a Director. Unless determined otherwise by the Administrator, for purposes of the Plan and all Awards, the following rules shall apply:

(i) a Participant who transfers employment between the Company and its Affiliates, or between Affiliates, will not be considered to have terminated employment;

(ii) a Participant who ceases to be a Non-Employee Director because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service as a Director with respect to any Award until such Participant’s termination of employment with the Company and its Affiliates;

(iii) a Participant who ceases to be employed by the Company or an Affiliate and immediately thereafter becomes a Non-Employee Director, a non-employee director of an Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and

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(iv) a Participant employed by an Affiliate will be considered to have terminated employment when such entity ceases to be an Affiliate.

Notwithstanding the foregoing, for purposes of an Award that is subject to Code Section 409A, if a Participant’s termination of employment or service triggers the payment of compensation under such Award, then the Participant will be deemed to have terminated employment or service upon his or her “separation from service” within the meaning of Code Section 409A. Notwithstanding any other provision in this Plan or an Award to the contrary, if any Participant is a “specified employee” within the meaning of Code Section 409A as of the date of his or her “separation from service” within the meaning of Code Section 409A, then, to the extent required to avoid the imposition of additional taxes under Code Section 409A, any payment made to the Participant on account of such separation from service shall not be made before a date that is six months after the date of the separation from service.

(c) No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Administrator may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated with or without consideration.

(d) Unfunded Plan; Awards Not Includable for Benefits Purposes. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors. Income recognized by a Participant pursuant to an Award shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended) or group insurance or other benefit plans applicable to the Participant which are maintained by the Company or any Affiliate, except as may be provided under the terms of such plans or determined by resolution of the Board.

(e) Requirements of Law and Securities Exchange. The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any award agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges.

(f)  Securities Law Compliance. With respect to Section 16 Participants, transactions under this Plan are intended to qualify for the exemption provided by Rule 16b-3 under the Exchange Act.

(g)  Code Section 409A. Any Award granted under this Plan shall be provided or made in such manner and at such time as to either make the Award exempt from, or comply with, the provisions of Code Section 409A, to avoid a plan failure described in Code Section 409(a)(1), and the provisions of Code Section 409A are incorporated into this Plan to the extent necessary for any Award that is subject to Code Section 409A to comply therewith.

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(h)  No Corporate Action Restriction. The existence of this Plan, the Award agreements and the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Company to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Company or any Subsidiary, (b) any merger, arrangement, business combination, amalgamation, consolidation or change in the ownership of the Company or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Company or any Subsidiary, (d) any dissolution or liquidation of the Company or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Company or any Subsidiary, or (f) any other corporate act or proceeding by the Company or any Subsidiary. No Participant, beneficiary or any other person shall have any claim under any Award or Award agreement against any member of the Board or the Administrator, or the Company or any employees, officers or agents of the Company or any Subsidiary, as a result of any such action.

(i)  Governing Law; Venue. This Plan, and all agreements under this Plan, will be construed in accordance with and governed by the laws of the State of Colorado, without reference to any conflict of law principles. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any award agreement, may only be brought and determined in (i) a court sitting in the State of Colorado, and (ii) a “bench” trial, and any party to such action or proceeding shall agree to waive its right to a jury trial.

(j) Limitations on Actions. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.

(k)  Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Titles of sections are for general information only, and this Plan is not to be construed with reference to such titles. The title, label or characterization of an Award in  an award agreement or in the Company’s public filings or other disclosures shall not be determinative as to which specific Award type is represented by the award agreement. Instead, the Administrator may determine which specific type(s) of Award(s) is (are) represented by any award agreement, at the time such Award is granted or at any time thereafter. Except to the extent otherwise provided in the applicable award agreement, in the case of any Award that includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), the Award holder’s right to the series of installment payments shall be treated as a right to a series of separate payments and not as a right to a single payment.

(l)  Severability. If any provision of this Plan or any award agreement or any Award (i) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (ii) would cause this Plan, any award agreement or any Award to violate or be disqualified under any law the Administrator deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Administrator, materially altering the intent of this Plan, award agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such award agreement and such Award will remain in full force and effect.

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Copyright 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved styleIPC The undersigned hereby appoints Stephen D. Kelley, Paul R Oldham, and Elizabeth K. Vonne (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Advanced Energy Industries, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. This proxy is being solicited on behalf of the Board of Directors PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Advanced Energy Industries, Inc. Annual Meeting of Stockholders For stockholders of record as of March 16, 2026 Thursday, May 7, 2026 8:00 AM, Mountain Daylight Time The Elizabeth Hotel, 111 Chestnut Street, Fort Collins, CO 80524 P.O. BOX 8016, CARY, NC 27512-9903 Internet: www.proxypush.com/AEIS • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote Phone: 1-866-390-9955 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided YOUR VOTE IS IMPORTANT! PLEASE VOTE BY ONE OF THE METHODS TO THE RIGHT BEFORE 8:00 AM, Mountain Daylight Time on May 7, 2026. Have your ballot ready and please use one of the methods below for easy voting: Your vote matters! Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. PRELIMINARY PROXY CARD SUBJECT TO COMPLETION

Advanced Energy Industries, Inc. Annual Meeting of Stockholders to be held on May 7, 2026 Please make your marks like this: PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. Election of ten (10) directors; FOR WITHHOLD 1.01 Grant H. Beard #P2# #P2# FOR 1.02 Frederick A. Ball #P3# #P3# FOR 1.03 Anne T. DelSanto #P4# #P4# FOR 1.04 Tina M. Donikowski #P5# #P5# FOR 1.05 Ronald C. Foster #P6# #P6# FOR 1.06 Stephen D. Kelley #P7# #P7# FOR 1.07 Lanesha T. Minnix #P8# #P8# FOR 1.08 David W. Reed #P9# #P9# FOR 1.09 John A. Roush #P10# #P10# FOR 1.10 Brian M. Shirley #P11# #P11# FOR FOR AGAINST ABSTAIN 2. Ratification of the appointment of Ernst & Young LLP as Advanced Energy's independent registered public accounting firm for 2026; #P12# #P12# #P12# FOR 3. Advisory approval of the compensation of Advanced Energy's named executive officers; #P13# #P13# #P13# FOR 4. Approval of an amendment to the Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 70,000,000 shares to 140,000,000 shares; #P14# #P14# #P14# FOR 5. Approval of the amendment and restatement of the Amended and Restated 2023 Omnibus Incentive Plan; and #P15# #P15# #P15# FOR 6. Any other matters of business properly brought before the annual meeting of stockholders. Proposal_Page - VIFL Check here if you would like to attend the meeting in person. Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3, 4 AND 5 PRELIMINARY PROXY CARD SUBJECT TO COMPLETION